UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09877

CALVERT RESPONSIBLE INDEX SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2021

Date of Reporting Period

Item 1.	Reports to Stockholders

Calvert
US Large-Cap Growth Responsible Index Fund
Annual Report
September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2021
Calvert
US Large-Cap Growth Responsible Index Fund

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2020 was notable for an equity rally that began in November 2020, paused in January 2021, and then continued through the following summer. In the final month of the period, however, negative economic news overwhelmed the investor optimism that had driven markets for much of the period. In September 2021, the broad-market S&P 500® Index endured its worst month since March 2020, and many other U.S. indexes declined as well.
Nonetheless, for the period as a whole, broad U.S. indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.
The virus, however, continued to have a firm grip on the U.S. and global economies. Disease rates advanced and declined with third and fourth waves of COVID infections. Worker shortages led to global supply chain issues. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealerships short of vehicles to sell. Those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. economy had seen in years. Although U.S. Federal Reserve (the Fed) Chairman Jerome Powell and U.S. Treasury Secretary Janet Yellen expressed the view that inflation would likely be transitory, inflation nonetheless became a key concern for investors during the period.
While the last month of the period began auspiciously — with both the S&P 500® Index and Nasdaq Composite Index closing at all-time highs in the first days of September — the news for investors quickly turned negative. The U.S. Labor Department’s release of August job numbers showed that only 235,000 jobs had been created — a significant slowdown from earlier in the summer. COVID-19 infections rose again across the U.S. After its September meeting, the Fed indicated it might start to taper its bond purchases — which had stimulated the economy earlier — and possibly raise interest rates in 2022, a year sooner than it had previously projected. This combination of factors led investors to abandon — at least temporarily — the optimistic attitude that had driven stock prices upward during most of the period.
Despite a rough September, major U.S. indexes delivered double-digit returns for the one-year period as a whole. The S&P 500® Index, a broad measure of U.S. stocks, returned 30.00%; the blue-chip Dow Jones Industrial Average® was up 24.15%; and the technology-laden Nasdaq Composite Index rose 30.26%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, underperformed their small-cap counterparts, as measured by the Russell 2000® Index, and value stocks outperformed growth stocks across the market-cap spectrum during the period.
Fund Performance
For the 12-month period ended September 30, 2021, Calvert US Large-Cap Growth Responsible Index Fund (the Fund) returned 27.06% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell 1000® Growth Index (the Russell Index), which returned 27.32%; and underperformed its secondary benchmark, the Calvert US Large-Cap Growth Responsible Index (the Calvert Index), which returned 28.04% during the period.
The Fund’s underperformance versus the Calvert Index was due primarily to Fund expenses and fees, which the Calvert Index does not incur.
All of the Fund’s 11 market sectors delivered positive returns during the period. The weakest-performing sectors were consumer staples, materials, and utilities. The strongest-performing sectors were real estate, communication services, and financials.
Stock selections in the health care, consumer staples, and information technology (IT) sectors detracted from Fund performance versus the Russell Index. Within the health care sector, an underweight position, relative to the Russell Index, in biotechnology firm Moderna, Inc. (Moderna) detracted from performance versus the Russell Index during the period. The Fund also did not own shares of Moderna until June 2021, which is when the stock was added to the Calvert Index. The success of Moderna’s first commercial product — one of three COVID-19 vaccines approved for use in the U.S. — led its stock price to appreciate over 400% during the period.
In consumer staples, the Fund’s overweight position in household and personal products manufacturer Procter & Gamble Co. (Procter & Gamble) also dragged on returns relative to the Russell Index. Procter & Gamble’s stock delivered positive performance, but underperformed the Russell Index during the period.
The Fund’s position in Fidelity National Information Services, Inc. (Fidelity National), which was not included in the Russell Index, detracted from performance versus the Russell Index in the IT sector. Fidelity National provides payment and credit card processing services to banks and businesses. Fidelity National’s stock price declined during the period as the firm reported lower than projected earnings and it also lowered its future profit projections due in part to increasing competition. A large one-time charge due to a change in corporate tax law in the United Kingdom also weighed on Fidelity National’s stock price during the period.
In contrast, stock selections in the industrials, consumer discretionary, and financials sectors contributed to Fund performance versus the Russell Index. Not owning Russell Index-component and aerospace company Lockheed Martin Corp. (Lockheed) helped performance relative to the Russell Index in the industrials sector. Lockheed’s stock price declined during the period after the Department of Defense, a key Lockheed client, announced plans to cut spending on military aircraft.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Management's Discussion of Fund Performance† — continued

In the consumer discretionary sector, underweighting online retailer and cloud-computing services provider Amazon.com, Inc. (Amazon) helped Fund performance versus the Russell Index, as Amazon’s stock underperformed the Russell Index. Amazon’s stock price had benefited during the Fund’s prior fiscal year as consumers sheltering at home turned to online shopping, but lagged the market during the current period as in-person shopping resumed.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Performance

Portfolio Manager Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/19/2015	06/19/2015	27.06%	21.82%	17.65%
Class A with 4.75% Maximum Sales Charge	—	—	21.03	20.64	16.74
Class I at NAV	06/19/2015	06/19/2015	27.40	22.18	18.02

Russell 1000® Growth Index	—	—	27.32%	22.82%	18.76%
Calvert US Large-Cap Growth Responsible Index	—	—	28.04	22.59	18.37

% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	0.67%	0.42%
Net	0.49	0.24
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$100,000	06/19/2015	$283,368	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Apple, Inc.	9.2%
Microsoft Corp.	8.2
Alphabet, Inc., Class A	6.2
Amazon.com, Inc.	4.7
Tesla, Inc.	2.6
NVIDIA Corp.	2.1
Visa, Inc., Class A	1.6
Home Depot, Inc. (The)	1.4
Mastercard, Inc., Class A	1.3
PayPal Holdings, Inc.	1.3
Total	38.6%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
5

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Calvert US Large-Cap Growth Responsible Index (the “Calvert Index”) is composed of common stocks of large growth companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Large growth companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization and growth style factors, excluding real estate investment trusts and business development companies. The Calvert Principles of Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

6

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,114.10	$2.60 **	0.49%
Class I	$1,000.00	$1,115.40	$1.27 **	0.24%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48 **	0.49%
Class I	$1,000.00	$1,023.87	$1.22 **	0.24%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
7

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Schedule of Investments

Common Stocks — 99.4%

Security	Shares	Value
Aerospace & Defense — 0.1%
Axon Enterprise, Inc.(1)	1,013	$ 177,295
Curtiss-Wright Corp.	180	22,712
HEICO Corp.	750	98,903
Hexcel Corp.(1)	792	47,037
		$ 345,947
Air Freight & Logistics — 0.5%
Expeditors International of Washington, Inc.	1,861	$ 221,701
FedEx Corp.	364	79,822
GXO Logistics, Inc.(1)	1,389	108,953
United Parcel Service, Inc., Class B	4,655	847,675
		$ 1,258,151
Airlines — 0.3%
Alaska Air Group, Inc.(1)	1,463	$ 85,732
American Airlines Group, Inc.(1)	7,014	143,927
Delta Air Lines, Inc.(1)	7,636	325,370
JetBlue Airways Corp.(1)	3,136	47,950
Southwest Airlines Co.(1)	4,040	207,777
		$ 810,756
Auto Components — 0.2%
Aptiv PLC(1)	3,099	$ 461,658
Autoliv, Inc.	389	33,345
Gentex Corp.	2,079	68,566
Lear Corp.	169	26,445
		$ 590,014
Automobiles — 2.6%
Harley-Davidson, Inc.	912	$ 33,388
Tesla, Inc.(1)	8,645	6,704,025
		$ 6,737,413
Banks — 0.2%
First Citizens Bancshares, Inc., Class A	15	$ 12,648
First Financial Bankshares, Inc.	733	33,681
First Republic Bank	832	160,476
Signature Bank	111	30,223
SVB Financial Group(1)	482	311,796
Western Alliance Bancorp	314	34,170
		$ 582,994
Beverages — 1.1%
Coca-Cola Co. (The)	32,961	$ 1,729,464
Security	Shares	Value
Beverages (continued)
PepsiCo, Inc.	6,988	$ 1,051,065
		$ 2,780,529
Biotechnology — 3.9%
AbbVie, Inc.	21,368	$ 2,304,966
Acceleron Pharma, Inc.(1)	718	123,568
Alnylam Pharmaceuticals, Inc.(1)	1,570	296,432
Amgen, Inc.	5,455	1,160,006
Arrowhead Pharmaceuticals, Inc.(1)	1,254	78,287
Biogen, Inc.(1)	1,000	282,990
BioMarin Pharmaceutical, Inc.(1)	1,080	83,473
Blueprint Medicines Corp.(1)	789	81,117
Denali Therapeutics, Inc.(1)	1,118	56,403
Exact Sciences Corp.(1)	2,149	205,122
Exelixis, Inc.(1)	3,838	81,135
Gilead Sciences, Inc.	16,085	1,123,537
Halozyme Therapeutics, Inc.(1)	1,864	75,828
Horizon Therapeutics PLC(1)	2,974	325,772
Incyte Corp.(1)	1,575	108,328
Ionis Pharmaceuticals, Inc.(1)	2,036	68,287
Moderna, Inc.(1)	4,331	1,666,829
Neurocrine Biosciences, Inc.(1)	1,233	118,257
Regeneron Pharmaceuticals, Inc.(1)	1,299	786,129
Sarepta Therapeutics, Inc.(1)	1,086	100,433
Seagen, Inc.(1)	1,737	294,943
Ultragenyx Pharmaceutical, Inc.(1)	866	78,105
United Therapeutics Corp.(1)	233	43,007
Vertex Pharmaceuticals, Inc.(1)	3,327	603,485
		$ 10,146,439
Building Products — 0.6%
Advanced Drainage Systems, Inc.	920	$ 99,516
Allegion PLC	1,156	152,800
Armstrong World Industries, Inc.	118	11,266
AZEK Co., Inc. (The)(1)	931	34,009
Carlisle Cos., Inc.	780	155,056
Carrier Global Corp.	1,336	69,151
Fortune Brands Home & Security, Inc.	743	66,439
Johnson Controls International PLC	2,396	163,120
Lennox International, Inc.	568	167,089
Masco Corp.	2,196	121,988
Trane Technologies PLC	1,654	285,563
Trex Co., Inc.(1)	1,193	121,603
		$ 1,447,600

8
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Capital Markets — 2.3%
Affiliated Managers Group, Inc.	100	$ 15,109
Ameriprise Financial, Inc.	1,115	294,494
Ares Management Corp., Class A	278	20,525
BlackRock, Inc.	509	426,878
Blackstone, Inc.	1,486	172,881
Cboe Global Markets, Inc.	430	53,260
Charles Schwab Corp. (The)	6,943	505,728
CME Group, Inc.	649	125,504
Evercore, Inc., Class A	209	27,937
FactSet Research Systems, Inc.	481	189,889
Hamilton Lane, Inc., Class A	483	40,968
Houlihan Lokey, Inc.	422	38,866
Intercontinental Exchange, Inc.	2,793	320,692
KKR & Co., Inc.	1,004	61,123
LPL Financial Holdings, Inc.	733	114,905
MarketAxess Holdings, Inc.	423	177,952
Moody's Corp.	1,934	686,783
Morningstar, Inc.	331	85,739
MSCI, Inc.	976	593,740
Nasdaq, Inc.	702	135,500
S&P Global, Inc.	2,926	1,243,228
SEI Investments Co.	1,047	62,087
T. Rowe Price Group, Inc.	1,891	371,960
Tradeweb Markets, Inc., Class A	1,129	91,201
		$ 5,856,949
Chemicals — 1.1%
Air Products & Chemicals, Inc.	1,582	$ 405,166
Axalta Coating Systems, Ltd.(1)	3,312	96,677
Eastman Chemical Co.	469	47,247
Ecolab, Inc.	3,071	640,672
FMC Corp.	1,918	175,612
International Flavors & Fragrances, Inc.	1,598	213,685
PPG Industries, Inc.	2,096	299,749
Sherwin-Williams Co. (The)	3,568	998,077
		$ 2,876,885
Commercial Services & Supplies — 0.6%
ADT, Inc.	1,220	$ 9,870
Cintas Corp.	747	284,353
Clean Harbors, Inc.(1)	125	12,984
Copart, Inc.(1)	2,314	320,998
IAA, Inc.(1)	1,606	87,639
MSA Safety, Inc.	563	82,029
Republic Services, Inc.	1,015	121,861
Stericycle, Inc.(1)	435	29,567
Security	Shares	Value
Commercial Services & Supplies (continued)
Tetra Tech, Inc.	401	$ 59,885
Waste Management, Inc.	3,357	501,402
		$ 1,510,588
Communications Equipment — 0.7%
Arista Networks, Inc.(1)	675	$ 231,957
Ciena Corp.(1)	489	25,110
Cisco Systems, Inc.	17,135	932,658
F5 Networks, Inc.(1)	663	131,791
Juniper Networks, Inc.	965	26,557
Lumentum Holdings, Inc.(1)	194	16,207
Motorola Solutions, Inc.	1,951	453,256
		$ 1,817,536
Construction & Engineering — 0.1%
EMCOR Group, Inc.	422	$ 48,690
MasTec, Inc.(1)	276	23,813
Quanta Services, Inc.	620	70,569
Valmont Industries, Inc.	151	35,503
		$ 178,575
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	898	$ 306,829
Vulcan Materials Co.	1,968	332,907
		$ 639,736
Consumer Finance — 0.1%
American Express Co.	2,193	$ 367,393
Credit Acceptance Corp.(1)(2)	15	8,780
		$ 376,173
Containers & Packaging — 0.3%
AptarGroup, Inc.	438	$ 52,275
Avery Dennison Corp.	850	176,129
Ball Corp.	3,354	301,759
Crown Holdings, Inc.	489	49,281
Packaging Corp. of America	230	31,611
Sonoco Products Co.	25	1,490
WestRock Co.	636	31,692
		$ 644,237
Distributors — 0.1%
Genuine Parts Co.	915	$ 110,925
LKQ Corp.(1)	85	4,277
Pool Corp.	394	171,158
		$ 286,360

9
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(1)	772	$ 107,632
Chegg, Inc.(1)(2)	1,783	121,280
Terminix Global Holdings, Inc.(1)	1,040	43,337
		$ 272,249
Diversified Financial Services — 0.1%
Equitable Holdings, Inc.	4,521	$ 134,002
		$ 134,002
Diversified Telecommunication Services — 0.0%(3)
Iridium Communications, Inc.(1)	1,574	$ 62,724
		$ 62,724
Electric Utilities — 0.2%
NextEra Energy, Inc.	6,201	$ 486,903
		$ 486,903
Electrical Equipment — 0.8%
Acuity Brands, Inc.	243	$ 42,129
AMETEK, Inc.	2,908	360,621
Eaton Corp. PLC	1,995	297,873
Emerson Electric Co.	3,208	302,194
Generac Holdings, Inc.(1)	985	402,540
Hubbell, Inc.	295	53,298
nVent Electric PLC	2,693	87,065
Regal Beloit Corp.	25	3,758
Rockwell Automation, Inc.	1,013	297,862
Sensata Technologies Holding PLC(1)	2,164	118,414
Sunrun, Inc.(1)	1,006	44,264
Vertiv Holdings Co.	4,655	112,139
		$ 2,122,157
Electronic Equipment, Instruments & Components — 0.9%
Amphenol Corp., Class A	7,976	$ 584,082
Corning, Inc.	2,438	88,963
II-VI, Inc.(1)(2)	725	43,036
IPG Photonics Corp.(1)	349	55,282
Keysight Technologies, Inc.(1)	2,855	469,048
Littelfuse, Inc.	258	70,504
National Instruments Corp.	1,596	62,611
Novanta, Inc.(1)	520	80,340
Teledyne Technologies, Inc.(1)	585	251,304
Trimble, Inc.(1)	3,994	328,506
Zebra Technologies Corp., Class A(1)	652	336,054
		$ 2,369,730
Security	Shares	Value
Entertainment — 3.1%
Activision Blizzard, Inc.	8,641	$ 668,727
AMC Entertainment Holdings, Inc., Class A(1)	585	22,265
Electronic Arts, Inc.	3,119	443,678
Liberty Media Corp.-Liberty Formula One, Class A(1)	250	11,762
Live Nation Entertainment, Inc.(1)	1,258	114,642
Netflix, Inc.(1)	5,100	3,112,734
Roku, Inc.(1)	1,281	401,401
Take-Two Interactive Software, Inc.(1)	1,312	202,140
Walt Disney Co. (The)(1)	17,271	2,921,735
Warner Music Group Corp., Class A	1,223	52,271
Zynga, Inc., Class A(1)	10,810	81,399
		$ 8,032,754
Food & Staples Retailing — 0.1%
Costco Wholesale Corp.	296	$ 133,008
Sysco Corp.	647	50,789
		$ 183,797
Food Products — 0.5%
Darling Ingredients, Inc.(1)	1,651	$ 118,707
Freshpet, Inc.(1)	621	88,610
Hershey Co. (The)	1,491	252,352
Hormel Foods Corp.(2)	871	35,711
Ingredion, Inc.	989	88,031
Kraft Heinz Co. (The)	6,563	241,650
Lamb Weston Holdings, Inc.	2,175	133,480
Lancaster Colony Corp.	184	31,061
McCormick & Co., Inc.	1,777	143,990
Mondelez International, Inc., Class A	1,109	64,521
		$ 1,198,113
Health Care Equipment & Supplies — 6.2%
Abbott Laboratories	21,135	$ 2,496,677
ABIOMED, Inc.(1)	557	181,315
Align Technology, Inc.(1)	930	618,850
Baxter International, Inc.	4,668	375,447
Becton, Dickinson and Co.	2,105	517,451
Boston Scientific Corp.(1)	17,714	768,610
Cooper Cos., Inc. (The)	9	3,720
Danaher Corp.	7,081	2,155,740
DENTSPLY SIRONA, Inc.	2,925	169,796
DexCom, Inc.(1)	1,236	675,919
Edwards Lifesciences Corp.(1)	7,872	891,189
Envista Holdings Corp.(1)	2,096	87,634
Globus Medical, Inc., Class A(1)	1,025	78,535
Hill-Rom Holdings, Inc.	258	38,700

10
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Hologic, Inc.(1)	680	$ 50,191
IDEXX Laboratories, Inc.(1)	1,093	679,737
Insulet Corp.(1)	869	246,996
Integra LifeSciences Holdings Corp.(1)	852	58,345
Intuitive Surgical, Inc.(1)	1,489	1,480,289
Masimo Corp.(1)	616	166,757
Medtronic PLC	9,053	1,134,794
Neogen Corp.(1)	1,648	71,573
Nevro Corp.(1)	35	4,073
Novocure, Ltd.(1)	1,174	136,384
Penumbra, Inc.(1)	434	115,661
Quidel Corp.(1)	436	61,541
ResMed, Inc.	1,867	492,048
STAAR Surgical Co.(1)	609	78,275
STERIS PLC	1,064	217,354
Stryker Corp.	4,462	1,176,719
Teleflex, Inc.	630	237,226
West Pharmaceutical Services, Inc.	915	388,454
Zimmer Biomet Holdings, Inc.	2,034	297,696
		$ 16,153,696
Health Care Providers & Services — 0.3%
Amedisys, Inc.(1)	442	$ 65,902
Chemed Corp.	226	105,117
DaVita, Inc.(1)	420	48,829
Encompass Health Corp.	419	31,442
Guardant Health, Inc.(1)	1,142	142,761
HCA Healthcare, Inc.	1,225	297,332
HealthEquity, Inc.(1)	989	64,048
LHC Group, Inc.(1)	341	53,506
Molina Healthcare, Inc.(1)	24	6,512
Progyny, Inc.(1)	722	40,432
R1 RCM, Inc.(1)	1,750	38,518
		$ 894,399
Health Care Technology — 0.4%
Cerner Corp.	2,622	$ 184,903
Change Healthcare, Inc.(1)	1,226	25,672
Inovalon Holdings, Inc., Class A(1)	709	28,566
Omnicell, Inc.(1)	522	77,480
Teladoc Health, Inc.(1)(2)	1,932	244,997
Veeva Systems, Inc., Class A(1)	1,597	460,208
		$ 1,021,826
Hotels, Restaurants & Leisure — 2.3%
Aramark	1,311	$ 43,079
Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Booking Holdings, Inc.(1)	486	$ 1,153,701
Chipotle Mexican Grill, Inc.(1)	414	752,453
Choice Hotels International, Inc.	426	53,834
Darden Restaurants, Inc.	1,477	223,721
Domino's Pizza, Inc.	578	275,683
Expedia Group, Inc.(1)	1,021	167,342
Hilton Worldwide Holdings, Inc.(1)	1,983	261,974
Hyatt Hotels Corp., Class A(1)	527	40,632
Marriott International, Inc., Class A(1)	1,879	278,261
Marriott Vacations Worldwide Corp.	193	30,365
Planet Fitness, Inc., Class A(1)	893	70,145
Royal Caribbean Cruises, Ltd.(1)	1,891	168,204
Starbucks Corp.	15,299	1,687,633
Texas Roadhouse, Inc.	1,013	92,517
Travel + Leisure Co.	175	9,543
Vail Resorts, Inc.(1)	347	115,915
Wendy's Co. (The)	2,374	51,468
Wyndham Hotels & Resorts, Inc.	983	75,878
Yum! Brands, Inc.	4,222	516,393
		$ 6,068,741
Household Durables — 0.2%
D.R. Horton, Inc.	875	$ 73,474
Helen of Troy, Ltd.(1)	251	56,395
NVR, Inc.(1)	55	263,674
Tempur Sealy International, Inc.	2,133	98,992
TopBuild Corp.(1)	455	93,189
		$ 585,724
Household Products — 0.8%
Church & Dwight Co., Inc.	1,909	$ 157,626
Clorox Co. (The)	886	146,730
Colgate-Palmolive Co.	6,825	515,834
Kimberly-Clark Corp.	691	91,516
Procter & Gamble Co. (The)	8,445	1,180,611
		$ 2,092,317
Independent Power and Renewable Electricity Producers — 0.0%(3)
AES Corp. (The)	3,301	$ 75,362
Brookfield Renewable Corp., Class A	1,103	42,807
		$ 118,169
Industrial Conglomerates — 0.3%
3M Co.	1,747	$ 306,459
Roper Technologies, Inc.	1,089	485,835
		$ 792,294

11
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Insurance — 0.4%
American International Group, Inc.	634	$ 34,800
Brown & Brown, Inc.	1,434	79,516
Erie Indemnity Co., Class A	176	31,402
Marsh & McLennan Cos., Inc.	3,923	594,060
MetLife, Inc.	2,622	161,856
Primerica, Inc.	44	6,760
RLI Corp.	64	6,417
Willis Towers Watson PLC	331	76,944
		$ 991,755
Interactive Media & Services — 6.8%
Alphabet, Inc., Class A(1)	6,018	$ 16,089,243
Angi, Inc.(1)	1,810	22,335
Match Group, Inc.(1)	3,086	484,471
Snap, Inc., Class A(1)	11,323	836,430
TripAdvisor, Inc.(1)	250	8,463
Zillow Group, Inc., Class C(1)	1,948	171,697
ZoomInfo Technologies, Inc., Class A(1)	2,137	130,763
		$ 17,743,402
Internet & Direct Marketing Retail — 5.1%
Amazon.com, Inc.(1)	3,757	$ 12,341,895
Chewy, Inc., Class A(1)(2)	948	64,568
eBay, Inc.	5,551	386,738
Etsy, Inc.(1)	1,331	276,795
Stitch Fix, Inc., Class A(1)	702	28,045
Wayfair, Inc., Class A(1)(2)	735	187,800
		$ 13,285,841
IT Services — 7.2%
Accenture PLC, Class A	6,638	$ 2,123,629
Akamai Technologies, Inc.(1)	1,904	199,139
Automatic Data Processing, Inc.	2,610	521,791
Broadridge Financial Solutions, Inc.	1,142	190,303
Cognizant Technology Solutions Corp., Class A	2,439	180,998
Concentrix Corp.(1)	522	92,394
EPAM Systems, Inc.(1)	666	379,940
Euronet Worldwide, Inc.(1)	605	77,004
Fidelity National Information Services, Inc.	701	85,298
Fiserv, Inc.(1)	6,911	749,843
Gartner, Inc.(1)	1,027	312,085
Genpact, Ltd.	1,188	56,442
Jack Henry & Associates, Inc.	868	142,404
Mastercard, Inc., Class A	9,992	3,474,018
MAXIMUS, Inc.	263	21,882
Okta, Inc.(1)	1,692	401,579
Security	Shares	Value
IT Services (continued)
Paychex, Inc.	2,146	$ 241,318
PayPal Holdings, Inc.(1)	12,702	3,305,187
Square, Inc., Class A(1)	4,659	1,117,415
Switch, Inc., Class A	902	22,902
TTEC Holdings, Inc.	268	25,066
Twilio, Inc., Class A(1)	1,909	609,066
VeriSign, Inc.(1)	1,179	241,707
Visa, Inc., Class A	18,805	4,188,814
WEX, Inc.(1)	492	86,661
		$ 18,846,885
Leisure Products — 0.1%
Brunswick Corp.	333	$ 31,725
Callaway Golf Co.(1)	35	967
Hasbro, Inc.	312	27,837
Mattel, Inc.(1)	1,912	35,487
YETI Holdings, Inc.(1)	950	81,405
		$ 177,421
Life Sciences Tools & Services — 2.7%
10X Genomics, Inc., Class A(1)	1,125	$ 163,778
Agilent Technologies, Inc.	3,816	601,134
Avantor, Inc.(1)	6,987	285,768
Bio-Rad Laboratories, Inc., Class A(1)	12	8,951
Bio-Techne Corp.	473	229,202
Bruker Corp.	1,478	115,432
Charles River Laboratories International, Inc.(1)	609	251,316
Illumina, Inc.(1)	1,871	758,896
IQVIA Holdings, Inc.(1)	2,445	585,675
Medpace Holdings, Inc.(1)	425	80,444
Mettler-Toledo International, Inc.(1)	284	391,170
NeoGenomics, Inc.(1)	1,455	70,189
PerkinElmer, Inc.	1,375	238,274
PPD, Inc.(1)	1,583	74,069
Repligen Corp.(1)	697	201,426
Syneos Health, Inc.(1)	958	83,806
Thermo Fisher Scientific, Inc.	4,713	2,692,678
Waters Corp.(1)	765	273,335
		$ 7,105,543
Machinery — 2.0%
AGCO Corp.	25	$ 3,063
Caterpillar, Inc.	4,101	787,269
Chart Industries, Inc.(1)	398	76,062
CNH Industrial NV	2,814	46,741
Colfax Corp.(1)	1,915	87,899

12
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Machinery (continued)
Crane Co.	46	$ 4,361
Cummins, Inc.	396	88,926
Deere & Co.	2,143	718,055
Donaldson Co., Inc.	1,040	59,706
Dover Corp.	849	132,019
Flowserve Corp.	195	6,761
Gates Industrial Corp. PLC(1)	1,738	28,277
Graco, Inc.	2,797	195,706
IDEX Corp.	889	183,979
Illinois Tool Works, Inc.	3,274	676,507
Ingersoll Rand, Inc.(1)	3,654	184,198
ITT, Inc.	1,333	114,425
John Bean Technologies Corp.	404	56,782
Lincoln Electric Holdings, Inc.	605	77,918
Middleby Corp. (The)(1)	753	128,394
Nordson Corp.	590	140,508
Oshkosh Corp.	65	6,654
Otis Worldwide Corp.	5,401	444,394
Parker-Hannifin Corp.	742	207,478
Pentair PLC	733	53,238
RBC Bearings, Inc.(1)	352	74,694
Rexnord Corp.	806	51,818
Snap-on, Inc.	130	27,164
Stanley Black & Decker, Inc.	238	41,724
Timken Co. (The)	60	3,925
Toro Co. (The)	1,579	153,810
Watts Water Technologies, Inc., Class A	210	35,299
Westinghouse Air Brake Technologies Corp.	32	2,759
Woodward, Inc.	512	57,958
Xylem, Inc.	2,112	261,212
		$ 5,219,683
Media — 0.6%
Altice USA, Inc., Class A(1)	1,715	$ 35,535
Cable One, Inc.	57	103,348
Charter Communications, Inc., Class A(1)	1,040	756,662
Comcast Corp., Class A	1,110	62,082
Discovery, Inc., Class A(1)	50	1,269
Interpublic Group of Cos., Inc. (The)	150	5,501
Liberty Broadband Corp., Class C(1)	1,954	337,456
New York Times Co. (The), Class A	2,061	101,546
Sirius XM Holdings, Inc.(2)	13,353	81,453
		$ 1,484,852
Security	Shares	Value
Metals & Mining — 0.0%(3)
Steel Dynamics, Inc.	25	$ 1,462
		$ 1,462
Multiline Retail — 0.2%
Dollar General Corp.	1,147	$ 243,325
Nordstrom, Inc.(1)(2)	25	661
Ollie's Bargain Outlet Holdings, Inc.(1)(2)	587	35,384
Target Corp.	1,246	285,048
		$ 564,418
Oil, Gas & Consumable Fuels — 0.0%(3)
New Fortress Energy, Inc.(2)	902	$ 25,031
		$ 25,031
Paper & Forest Products — 0.0%(3)
Louisiana-Pacific Corp.	592	$ 36,331
		$ 36,331
Personal Products — 0.3%
Coty, Inc., Class A(1)	450	$ 3,537
Estee Lauder Cos., Inc. (The), Class A	2,499	749,525
		$ 753,062
Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	26,779	$ 1,584,513
Catalent, Inc.(1)	2,003	266,539
Elanco Animal Health, Inc.(1)	3,508	111,870
Eli Lilly & Co.	9,652	2,230,095
Jazz Pharmaceuticals PLC(1)	449	58,464
Merck & Co., Inc.	27,607	2,073,562
Organon & Co.	3,045	99,846
Royalty Pharma PLC, Class A	1,302	47,054
Zoetis, Inc.	6,032	1,171,053
		$ 7,642,996
Professional Services — 0.8%
ASGN, Inc.(1)	396	$ 44,803
Booz Allen Hamilton Holding Corp.	533	42,294
CoStar Group, Inc.(1)	4,860	418,252
Dun & Bradstreet Holdings, Inc.(1)(2)	1,990	33,452
Exponent, Inc.	633	71,624
FTI Consulting, Inc.(1)	326	43,912
IHS Markit, Ltd.	4,720	550,446
ManpowerGroup, Inc.	25	2,707
Nielsen Holdings PLC	4,332	83,131
Robert Half International, Inc.	894	89,695

13
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Professional Services (continued)
TransUnion	2,264	$ 254,270
TriNet Group, Inc.(1)	407	38,494
Upwork, Inc.(1)	865	38,951
Verisk Analytics, Inc.	1,916	383,717
		$ 2,095,748
Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A(1)	3,847	$ 374,544
eXp World Holdings, Inc.(2)	1,129	44,900
Redfin Corp.(1)(2)	1,536	76,954
		$ 496,398
Road & Rail — 0.8%
Avis Budget Group, Inc.(1)	665	$ 77,479
J.B. Hunt Transport Services, Inc.	649	108,526
Kansas City Southern	828	224,090
Landstar System, Inc.	329	51,923
Norfolk Southern Corp.	1,087	260,065
Old Dominion Freight Line, Inc.	1,219	348,609
Saia, Inc.(1)	342	81,406
Union Pacific Corp.	3,765	737,978
XPO Logistics, Inc.(1)	1,040	82,763
		$ 1,972,839
Semiconductors & Semiconductor Equipment — 7.4%
Advanced Micro Devices, Inc.(1)	14,097	$ 1,450,581
Allegro MicroSystems, Inc.(1)	400	12,784
Analog Devices, Inc.	3,629	607,785
Applied Materials, Inc.	10,643	1,370,073
Broadcom, Inc.	3,969	1,924,687
Brooks Automation, Inc.	1,043	106,751
Cree, Inc.(1)	409	33,019
Enphase Energy, Inc.(1)	1,406	210,858
Entegris, Inc.	1,689	212,645
Intel Corp.	3,486	185,734
KLA Corp.	1,816	607,470
Lam Research Corp.	1,664	947,066
Lattice Semiconductor Corp.(1)	1,491	96,393
Marvell Technology, Inc.	6,558	395,513
Microchip Technology, Inc.	3,128	480,117
Micron Technology, Inc.	13,348	947,441
MKS Instruments, Inc.	697	105,184
Monolithic Power Systems, Inc.	522	253,003
NVIDIA Corp.	26,040	5,394,446
ON Semiconductor Corp.(1)	4,782	218,872
Power Integrations, Inc.	791	78,301
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Qorvo, Inc.(1)	1,294	$ 216,344
Silicon Laboratories, Inc.(1)	521	73,023
Skyworks Solutions, Inc.	1,865	307,315
SolarEdge Technologies, Inc.(1)	557	147,728
Teradyne, Inc.	2,469	269,541
Texas Instruments, Inc.	10,875	2,090,284
Universal Display Corp.	541	92,489
Xilinx, Inc.	2,998	452,668
		$ 19,288,115
Software — 16.2%
Adobe, Inc.(1)	5,436	$ 3,129,614
Altair Engineering, Inc., Class A(1)	367	25,301
Alteryx, Inc., Class A(1)	566	41,375
Anaplan, Inc.(1)	1,195	72,764
ANSYS, Inc.(1)	998	339,769
Appfolio, Inc., Class A(1)	282	33,953
Appian Corp.(1)(2)	314	29,048
Aspen Technology, Inc.(1)	753	92,468
Autodesk, Inc.(1)	2,616	746,005
Avalara, Inc.(1)	964	168,478
Bill.com Holdings, Inc.(1)	869	231,980
Black Knight, Inc.(1)	1,170	84,240
Blackline, Inc.(1)(2)	604	71,308
Cadence Design Systems, Inc.(1)	3,266	494,603
Citrix Systems, Inc.	1,425	153,002
Cloudera, Inc.(1)	1,559	24,897
Coupa Software, Inc.(1)	838	183,673
CrowdStrike Holdings, Inc., Class A(1)	96	23,595
DocuSign, Inc.(1)	2,214	569,950
Dolby Laboratories, Inc., Class A	667	58,696
Duck Creek Technologies, Inc.(1)	856	37,869
Dynatrace, Inc.(1)	2,084	147,901
Fair Isaac Corp.(1)	349	138,878
Five9, Inc.(1)	814	130,028
Guidewire Software, Inc.(1)	901	107,102
HubSpot, Inc.(1)	511	345,482
Intuit, Inc.	3,149	1,698,917
Manhattan Associates, Inc.(1)	735	112,477
McAfee Corp., Class A(2)	350	7,739
Microsoft Corp.	76,135	21,463,979
MicroStrategy, Inc., Class A(1)(2)	99	57,262
NCR Corp.(1)	958	37,132
NortonLifeLock, Inc.	3,284	83,085
Nuance Communications, Inc.(1)	3,828	210,693
Nutanix, Inc., Class A(1)	100	3,770
Oracle Corp.	17,822	1,552,831

14
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Software (continued)
Palo Alto Networks, Inc.(1)	1,129	$ 540,791
Paycom Software, Inc.(1)	588	291,501
Paylocity Holding Corp.(1)	473	132,629
Pegasystems, Inc.	507	64,440
PTC, Inc.(1)	1,338	160,279
Q2 Holdings, Inc.(1)	573	45,920
Rapid7, Inc.(1)(2)	670	75,723
RingCentral, Inc., Class A(1)	974	211,845
salesforce.com, inc.(1)	11,083	3,005,931
ServiceNow, Inc.(1)	2,339	1,455,490
Smartsheet, Inc., Class A(1)	1,522	104,744
Splunk, Inc.(1)	1,858	268,871
SS&C Technologies Holdings, Inc.	2,637	183,008
Synopsys, Inc.(1)	1,799	538,639
Teradata Corp.(1)	1,351	77,480
Trade Desk, Inc. (The), Class A(1)	5,258	369,637
Tyler Technologies, Inc.(1)	473	216,941
VMware, Inc., Class A(1)(2)	954	141,860
Workday, Inc., Class A(1)	2,181	545,010
Workiva, Inc.(1)	448	63,150
Zendesk, Inc.(1)	1,312	152,704
Ziff Davis, Inc.(1)	523	71,452
Zoom Video Communications, Inc., Class A(1)	2,589	677,024
Zscaler, Inc.(1)	884	231,802
		$ 42,336,735
Specialty Retail — 3.2%
Advance Auto Parts, Inc.	8	$ 1,671
American Eagle Outfitters, Inc.(2)	1,255	32,379
AutoZone, Inc.(1)	218	370,162
Bath & Body Works, Inc.	390	24,582
Burlington Stores, Inc.(1)	744	210,976
CarMax, Inc.(1)	327	41,843
Carvana Co.(1)(2)	782	235,804
Five Below, Inc.(1)	599	105,909
Floor & Decor Holdings, Inc., Class A(1)	1,181	142,653
GameStop Corp., Class A(1)	144	25,268
Home Depot, Inc. (The)	11,101	3,644,014
Leslie's, Inc.(1)(2)	1,101	22,615
Lowe's Cos., Inc.	5,762	1,168,879
O'Reilly Automotive, Inc.(1)	715	436,908
RH (1)	174	116,042
Ross Stores, Inc.	3,839	417,875
TJX Cos., Inc. (The)	11,949	788,395
Tractor Supply Co.	1,154	233,812
Ulta Beauty, Inc.(1)	546	197,062
Victoria's Secret & Co.(1)	130	7,184
Security	Shares	Value
Specialty Retail (continued)
Williams-Sonoma, Inc.	503	$ 89,197
		$ 8,313,230
Technology Hardware, Storage & Peripherals — 9.4%
Apple, Inc.	169,525	$ 23,987,788
Dell Technologies, Inc., Class C(1)	509	52,956
NetApp, Inc.	2,038	182,931
Pure Storage, Inc., Class A(1)	2,539	63,881
Seagate Technology Holdings PLC	1,320	108,927
Western Digital Corp.(1)	3,823	215,770
		$ 24,612,253
Textiles, Apparel & Luxury Goods — 1.2%
Capri Holdings, Ltd.(1)	869	$ 42,068
Columbia Sportswear Co.	337	32,298
Crocs, Inc.(1)	700	100,436
Deckers Outdoor Corp.(1)	271	97,614
Hanesbrands, Inc.	3,222	55,289
Levi Strauss & Co., Class A	385	9,436
lululemon Athletica, Inc.(1)	1,248	505,066
NIKE, Inc., Class B	13,148	1,909,484
PVH Corp.(1)	781	80,279
Ralph Lauren Corp.	277	30,758
Skechers USA, Inc., Class A(1)	1,063	44,774
Tapestry, Inc.	1,138	42,129
Under Armour, Inc., Class A(1)	327	6,599
VF Corp.	2,712	181,677
		$ 3,137,907
Trading Companies & Distributors — 0.4%
Fastenal Co.	5,710	$ 294,693
MSC Industrial Direct Co., Inc., Class A	35	2,806
SiteOne Landscape Supply, Inc.(1)	508	101,331
United Rentals, Inc.(1)	943	330,927
Univar Solutions, Inc.(1)	1,340	31,919
W.W. Grainger, Inc.	366	143,860
WESCO International, Inc.(1)	325	37,479
		$ 943,015
Water Utilities — 0.1%
American Water Works Co., Inc.	1,170	$ 197,777
Essential Utilities, Inc.	892	41,103
		$ 238,880

15
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.(1)	2,398	$ 306,369
		$ 306,369
Total Common Stocks (identified cost $161,383,218)		$259,096,648

Short-Term Investments — 0.3%
Affiliated Fund — 0.2%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(4)	556,863	$ 556,919
Total Affiliated Fund (identified cost $556,863)		$ 556,919
Securities Lending Collateral — 0.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(5)	315,306	$ 315,306
Total Securities Lending Collateral (identified cost $315,306)		$ 315,306
Total Short-Term Investments (identified cost $872,169)		$ 872,225
Total Investments — 99.7% (identified cost $162,255,387)		$259,968,873
Other Assets, Less Liabilities — 0.3%		$ 859,042
Net Assets — 100.0%		$260,827,915

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $1,568,167.
(3)	Amount is less than 0.05%.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(5)	Represents investment of cash collateral received in connection with securities lending.
16
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Statement of Assets and Liabilities

September 30, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $161,698,524) - including $1,568,167 of securities on loan	$ 259,411,954
Investments in securities of affiliated issuers, at value (identified cost $556,863)	556,919
Receivable for capital shares sold	1,229,641
Dividends receivable	90,842
Dividends receivable - affiliated	40
Securities lending income receivable	410
Receivable from affiliate	36,991
Directors' deferred compensation plan	47,652
Total assets	$261,374,449
Liabilities
Payable for capital shares redeemed	$ 24,834
Deposits for securities loaned	315,306
Payable to affiliates:
Investment advisory fee	26,407
Administrative fee	26,407
Distribution and service fees	10,747
Sub-transfer agency fee	2,503
Directors' deferred compensation plan	47,652
Accrued expenses	92,678
Total liabilities	$ 546,534
Net Assets	$260,827,915
Sources of Net Assets
Paid-in capital	$ 159,963,009
Distributable earnings	100,864,906
Total	$260,827,915
Class A Shares
Net Assets	$ 50,963,269
Shares Outstanding	1,025,232
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 49.71
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 52.19
Class I Shares
Net Assets	$ 209,864,646
Shares Outstanding	4,184,332
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 50.15

On sales of $50,000 or more, the offering price of Class A shares is reduced.
17
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Statement of Operations

Year Ended
September 30, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $50)	$ 1,637,804
Dividend income - affiliated issuers	534
Securities lending income, net	3,017
Total investment income	$ 1,641,355
Expenses
Investment advisory fee	$ 243,497
Administrative fee	243,497
Distribution and service fees:
Class A	101,895
Directors' fees and expenses	9,381
Custodian fees	24,452
Transfer agency fees and expenses	139,931
Accounting fees	45,803
Professional fees	31,533
Registration fees	66,726
Reports to shareholders	16,782
Miscellaneous	13,464
Total expenses	$ 936,961
Waiver and/or reimbursement of expenses by affiliate	$ (347,018)
Net expenses	$ 589,943
Net investment income	$ 1,051,412
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 4,403,235
Investment securities - affiliated issuers	2
Net realized gain	$ 4,403,237
Change in unrealized appreciation (depreciation):
Investment securities	$ 39,140,260
Investment securities - affiliated issuers	78
Net change in unrealized appreciation (depreciation)	$39,140,338
Net realized and unrealized gain	$43,543,575
Net increase in net assets from operations	$44,594,987
18
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,051,412	$ 855,558
Net realized gain	4,403,237	1,717,768
Net change in unrealized appreciation (depreciation)	39,140,338	34,162,532
Net increase in net assets from operations	$ 44,594,987	$ 36,735,858
Distributions to shareholders:
Class A	$ (540,452)	$ (263,535)
Class I	(2,398,807)	(1,322,504)
Total distributions to shareholders	$ (2,939,259)	$ (1,586,039)
Capital share transactions:
Class A	$ 13,625,518	$ 6,032,987
Class I	64,222,299	8,832,344
Net increase in net assets from capital share transactions	$ 77,847,817	$ 14,865,331
Net increase in net assets	$119,503,545	$ 50,015,150
Net Assets
At beginning of year	$ 141,324,370	$ 91,309,220
At end of year	$260,827,915	$141,324,370
19
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Financial Highlights

	Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 39.77	$ 29.65	$ 29.83	$ 24.35	$ 20.66
Income (Loss) From Operations
Net investment income(1)	$ 0.15	$ 0.19	$ 0.20	$ 0.17	$ 0.21
Net realized and unrealized gain	10.49	10.39	0.96	5.84	3.64
Total income from operations	$ 10.64	$ 10.58	$ 1.16	$ 6.01	$ 3.85
Less Distributions
From net investment income	$ (0.15)	$ (0.17)	$ (0.20)	$ (0.19)	$ (0.16)
From net realized gain	(0.55)	(0.29)	(1.14)	(0.34)	—
Total distributions	$ (0.70)	$ (0.46)	$ (1.34)	$ (0.53)	$ (0.16)
Net asset value — End of year	$ 49.71	$ 39.77	$ 29.65	$ 29.83	$24.35
Total Return(2)	27.06%	36.14%	4.51%	25.03%	18.76%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$50,963	$29,021	$16,361	$14,036	$ 6,214
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.66%	0.67%	0.77%	0.82%	1.53%
Net expenses	0.49%	0.49%	0.51%	0.57%	0.57%
Net investment income	0.32%	0.56%	0.72%	0.63%	0.92%
Portfolio Turnover	25%	53%	34%	54%	75%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
20
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 40.08	$ 29.88	$ 30.02	$ 24.45	$ 20.74
Income (Loss) From Operations
Net investment income(1)	$ 0.27	$ 0.27	$ 0.28	$ 0.26	$ 0.28
Net realized and unrealized gain	10.57	10.46	0.97	5.87	3.66
Total income from operations	$ 10.84	$ 10.73	$ 1.25	$ 6.13	$ 3.94
Less Distributions
From net investment income	$ (0.22)	$ (0.24)	$ (0.25)	$ (0.22)	$ (0.23)
From net realized gain	(0.55)	(0.29)	(1.14)	(0.34)	—
Total distributions	$ (0.77)	$ (0.53)	$ (1.39)	$ (0.56)	$ (0.23)
Net asset value — End of year	$ 50.15	$ 40.08	$ 29.88	$ 30.02	$ 24.45
Total Return(2)	27.40%	36.42%	4.82%	25.46%	19.20%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$209,865	$112,304	$74,948	$60,367	$40,821
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.41%	0.42%	0.52%	0.58%	0.58%
Net expenses	0.24%	0.24%	0.24%	0.22%	0.22%
Net investment income	0.57%	0.81%	1.00%	0.98%	1.26%
Portfolio Turnover	25%	53%	34%	54%	75%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
21
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Large-Cap Growth Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Growth Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
22

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 259,096,648(1)	$ —	$ —	$ 259,096,648
Short-Term Investments:
Affiliated Fund	—	556,919	—	556,919
Securities Lending Collateral	315,306	—	—	315,306
Total Investments	$259,411,954	$556,919	$ —	$259,968,873

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2021, the investment advisory fee amounted to $243,497. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49% and 0.24% for Class A and Class I, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, CRM waived or reimbursed expenses of $347,018.
23

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $243,497.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2021 amounted to $101,895 for Class A shares.
The Fund was informed that EVD received $32,438 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2021. The Fund was also informed that EVD received less than $100 of contingent deferred sales charges paid by Class A shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $14,556 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, the Fund’s allocated portion of the Advisory Council compensation and fees was $175, which is included in miscellaneous expense on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $125,347,641 and $50,914,858, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Year Ended September 30,
	2021	2020
Ordinary income	$1,293,558	$704,231
Long-term capital gains	$1,645,701	$881,808
During the year ended September 30, 2021, distributable earnings was decreased by $347,713 and paid-in capital was increased by $347,713 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
24

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

Undistributed ordinary income	$ 2,717,034
Undistributed long-term capital gains	2,374,117
Net unrealized appreciation	95,773,755
Distributable earnings	$100,864,906
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$164,195,118
Gross unrealized appreciation	$ 96,858,539
Gross unrealized depreciation	(1,084,784)
Net unrealized appreciation	$ 95,773,755
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2021, the total value of securities on loan was $1,568,167 and the total value of collateral received was $1,624,100, comprised of cash of $315,306 and U.S. government and/or agencies securities of $1,308,794.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$315,306	$ —	$ —	$ —	$315,306
The carrying amount of the liability for deposits for securities loaned at September 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021.
25

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2021. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.
7  Affiliated Funds
At September 30, 2021, the value of the Fund’s investment in affiliated funds was $556,919, which represents 0.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$3,288,932	$56,887,033	$(59,619,126)	$2	$78	$556,919	$534	556,863
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	459,928	$ 21,081,845	319,128	$ 10,754,978
Reinvestment of distributions	12,185	516,884	8,095	250,466
Shares redeemed	(176,621)	(7,973,211)	(149,236)	(4,972,457)
Net increase	295,492	$ 13,625,518	177,987	$ 6,032,987
Class I
Shares sold	2,108,850	$ 97,474,428	1,750,290	$ 57,817,474
Reinvestment of distributions	55,026	2,350,142	42,402	1,319,561
Shares redeemed	(781,346)	(35,602,271)	(1,499,446)	(50,304,691)
Net increase	1,382,530	$ 64,222,299	293,246	$ 8,832,344
At September 30, 2021, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Growth Allocation Fund owned in the aggregate 17.2% of the value of the outstanding shares of the Fund.
26

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
10  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
27

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Large-Cap Growth Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Growth Responsible Index Fund (the "Fund") (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and changes in its net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
28

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Fund designates approximately $1,614,387, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2021 ordinary income dividends, 71.89% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $2,540,416 or, if subsequently determined to be different, the net capital gain of such year.
29

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
30

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member's retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
31

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
32

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

33

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
34

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
35

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24189     9.30.21

Calvert
International Responsible Index Fund
Annual Report
September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2021
Calvert
International Responsible Index Fund

Calvert
International Responsible Index Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2020 was notable for a widespread equity rally that started in November 2020, paused in January 2021, and then continued through the following summer. But in the final month of the period, negative economic news overwhelmed the investor optimism that had driven markets for much of the period. Stock prices in September 2021 declined in the U.S. and across the globe, with the S&P 500® Index enduring its worst month since March 2020.
For the period as a whole, however, broad-market stock indexes generally posted strong double-digit returns, as investors cheered the reopening of businesses that had been closed or hobbled by COVID-19, along with the rollout of several highly effective vaccines.
The virus, however, continued to have a firm grip on the global economy. Disease rates advanced and declined with third and fourth waves of COVID-19 infections. Worker shortages led to global supply chain issues. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. In the U.S., those shortages — combined with high demand from consumers itching to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the economy had seen in years. Although U.S. Federal Reserve (the Fed) Chairman Jerome Powell and Treasury Secretary Janet Yellen expressed the view that inflation would likely be transitory, inflation nonetheless became a key concern for investors during the period.
While the last month of the period began auspiciously — with both the S&P 500® Index and the Nasdaq Composite Index closing at all-time highs in the first days of September — the news for investors quickly turned negative. The Labor Department’s release of August job numbers showed only 235,000 jobs had been created — a significant slowdown from earlier in the summer. COVID-19 infections rose across the globe. After its September meeting, the Fed indicated it might start to taper its bond purchases — which had stimulated the economy earlier — and possibly raise interest rates in 2022, a year earlier than it had previously projected.
In China, the world’s second-largest economy, the Communist Party’s efforts to dial back capitalism and take more control of China’s surging technology sector were not applauded by global investors. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major stock indexes for the one-year period, returning 5.32%.
Despite a rough September, most other indexes fared significantly better. The MSCI World Index, a broad measure of global equities, returned 28.82% for the 12 months ended September 30, 2021; while the S&P 500® Index, a broad measure of U.S. stocks, returned 30.00%; and the technology-laden Nasdaq Composite Index rose 30.26%. The MSCI EAFE Index of developed-market international equities returned 25.73%, while the MSCI Emerging Markets Index returned 18.20% during the period.
Fund Performance
For the 12-month period ended September 30, 2021, Calvert International Responsible Index Fund (the Fund) returned 24.74% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the MSCI World ex USA Index (the Index), which returned 26.50%; and underperformed its secondary benchmark, the Calvert International Responsible Index (the Calvert Index), which returned 26.38% during the period.
The Fund’s underperformance versus the Calvert Index was due to Fund expenses and fees, which the Calvert Index does not incur.
All of the Fund’s 11 market sectors delivered positive returns during the period. The weakest-performing sectors were energy, utilities, consumer staples, and health care. The strongest-performing sectors were financials, information technology (IT), and consumer discretionary.
The Fund’s underweight exposure relative to the Index to the energy sector — where stock prices rebounded as the global economic recovery sparked increased demand — detracted from Fund performance versus the Index. Stock selections in the industrials and consumer discretionary sectors hurt performance relative to the Index as well.
Within the industrials sector, not owning Index component Airbus SE (Airbus) — one of the world’s largest makers of jet airliners — detracted from Fund performance relative to the Index. Airbus’s stock price rose as airliner orders began to recover after cancellations and postponements during the depths of the pandemic in early 2020, when air travel had ground to a near-halt worldwide.
In the consumer discretionary sector, not owning Index component and European automobile manufacturer Stellantis NV (Stellantis) also hurt Fund performance versus the Index. Investors appeared to cheer the merger of Fiat Chrysler Automobiles and France’s Groupe PSA to form Stellantis in January 2021, as the new firm’s stock price nearly doubled during the period.
In contrast, security selections and an overweight position in the IT sector contributed to Fund performance versus the Index. Security selections in the materials sector, as well as security selections and an underweight position in the consumer staples sector, also helped Fund performance versus the Index.
In the IT sector, the Fund’s out-of-Index position in Taiwan Semiconductor Manufacturing Co., Ltd. (TSM) contributed to returns relative to the Index, as demand increased with the recovering global economy. In addition, a worldwide computer chip shortage gave TSM more pricing power.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
International Responsible Index Fund
September 30, 2021
Management's Discussion of Fund Performance† — continued

Not owning Barrick Gold Corp. (Barrick), one of the world’s largest gold miners and an Index position in the materials sector, helped Fund performance relative to the Index as well. As investors appeared to adopt a more optimistic outlook during the period, the price of gold declined and dragged Barrick’s stock price down with it.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
International Responsible Index Fund
September 30, 2021
Performance

Portfolio Manager Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/30/2015	10/30/2015	24.74%	10.00%	8.43%
Class A with 4.75% Maximum Sales Charge	—	—	18.81	8.94	7.54
Class I at NAV	10/30/2015	10/30/2015	25.07	10.33	8.76
Class R6 at NAV	02/01/2019	10/30/2015	25.08	10.34	8.77

MSCI World ex USA Index	—	—	26.50%	8.87%	7.38%
Calvert International Responsible Index	—	—	26.38	10.70	8.90

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.74%	0.49%	0.46%
Net	0.54	0.29	0.26
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$100,000	10/30/2015	$164,442	N.A.
Class R6	$1,000,000	10/30/2015	$1,645,131	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
International Responsible Index Fund
September 30, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Taiwan Semiconductor Manufacturing Co., Ltd.	2.5%
Samsung Electronics Co., Ltd.	1.7
Nestle S.A.	1.7
ASML Holding NV	1.5
Roche Holding AG PC	1.4
Toyota Motor Corp.	1.2
AstraZeneca PLC	1.0
Novartis AG	0.9
LVMH Moet Hennessy Louis Vuitton SE	0.9
Linde PLC	0.9
Total	13.7%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
5

Calvert
International Responsible Index Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI World ex USA Index is an unmanaged index of equity securities in the developed markets, excluding the United States. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Calvert International Responsible Index (the “Calvert Index”) is composed of common stocks of large companies in developed markets, excluding the U.S. Large companies in developed markets are the 1,000 largest publicly traded companies, excluding real estate investment trusts and business development companies, in markets that Calvert Research and Management determines to be developed markets based on a set of criteria including level of economic development, existence of capital controls, openness to foreign direct investment, market trading and liquidity conditions, regulatory environment, treatment of minority shareholders, and investor expectations. The Calvert Principles of Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization, by country and by sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

6

Calvert
International Responsible Index Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,043.10	$2.77 **	0.54%
Class I	$1,000.00	$1,044.70	$1.49 **	0.29%
Class R6	$1,000.00	$1,044.70	$1.33 **	0.26%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.36	$2.74 **	0.54%
Class I	$1,000.00	$1,023.61	$1.47 **	0.29%
Class R6	$1,000.00	$1,023.76	$1.32 **	0.26%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
7

Calvert
International Responsible Index Fund
September 30, 2021
Schedule of Investments

Common Stocks — 97.6%

Security	Shares	Value
Australia — 4.8%
Afterpay, Ltd.(1)	8,673	$ 753,467
APA Group	48,708	303,392
ASX, Ltd.	6,590	380,478
Australia & New Zealand Banking Group, Ltd.	99,782	2,003,876
BlueScope Steel, Ltd.	42,161	610,896
Brambles, Ltd.	60,859	467,972
Cochlear, Ltd.	2,658	415,877
Coles Group, Ltd.	56,113	681,604
Commonwealth Bank of Australia	58,481	4,339,894
Computershare, Ltd.	19,984	258,414
CSL, Ltd.	17,330	3,620,776
Domino's Pizza Enterprises, Ltd.	2,558	292,580
Endeavour Group, Ltd.	50,223	251,321
Insurance Australia Group, Ltd.	93,184	325,424
Macquarie Group, Ltd.	12,642	1,633,299
Magellan Financial Group, Ltd.	4,082	102,461
National Australia Bank, Ltd.	114,863	2,265,215
Qantas Airways, Ltd.(1)	36,704	148,028
QBE Insurance Group, Ltd.	54,289	447,243
Ramsay Health Care, Ltd.	7,163	354,974
REA Group, Ltd.	1,852	208,592
Reece, Ltd.	9,001	121,393
Seek, Ltd.(2)	10,950	240,716
Sonic Healthcare, Ltd.	18,823	543,969
Suncorp Group, Ltd.	48,105	427,749
Sydney Airport(1)	58,543	343,813
Telstra Corp., Ltd.	158,012	442,765
TPG Telecom, Ltd.(2)	10,500	52,835
Transurban Group	124,637	1,256,150
Wesfarmers, Ltd.	50,061	1,991,096
Westpac Banking Corp.	128,443	2,375,359
WiseTech Global, Ltd.	4,265	161,743
Woolworths Group, Ltd.	57,592	1,617,659
		$ 29,441,030
Austria — 0.2%
Erste Group Bank AG	10,315	$ 452,923
Raiffeisen Bank International AG	4,769	124,731
Verbund AG	2,426	245,353
Voestalpine AG	9,727	359,302
		$ 1,182,309
Belgium — 0.7%
Ageas S.A./NV	4,198	$ 207,887
Anheuser-Busch InBev S.A./NV	26,363	1,495,240
Security	Shares	Value
Belgium (continued)
D'Ieteren Group	524	$ 76,891
Elia Group S.A./NV	1,052	125,714
Etablissements Franz Colruyt NV	1,557	79,426
Groupe Bruxelles Lambert S.A.	3,160	347,586
KBC Group NV	6,885	621,058
Proximus S.A.	3,652	72,472
Sofina S.A.	417	165,691
Solvay S.A.	1,953	242,265
UCB S.A.	3,574	400,207
Umicore S.A.	6,023	356,318
		$ 4,190,755
Canada — 8.6%
Air Canada(1)(2)	14,593	$ 266,490
Algonquin Power & Utilities Corp.(2)	24,855	364,407
Alimentation Couche-Tard, Inc., Class B	39,577	1,514,212
Bank of Montreal	24,377	2,433,658
Bank of Nova Scotia (The)	45,648	2,809,662
BCE, Inc.	11,852	593,723
Brookfield Asset Management Reinsurance Partners, Ltd., Class A	334	18,512
Brookfield Asset Management, Inc., Class A	55,713	2,985,348
BRP, Inc.	1,369	126,718
CAE, Inc.(1)	12,105	361,640
Canadian Imperial Bank of Commerce(2)	16,636	1,851,947
Canadian National Railway Co.(2)	29,609	3,431,240
Canadian Pacific Railway, Ltd.	27,710	1,809,485
Canadian Tire Corp., Ltd., Class A	2,243	313,871
CCL Industries, Inc., Class B	6,028	312,203
CGI, Inc.(1)	9,073	770,696
Constellation Software, Inc.	784	1,284,396
Dollarama, Inc.	11,007	477,439
Empire Co., Ltd.	6,989	212,992
FirstService Corp.	1,634	295,426
George Weston, Ltd.(2)	3,499	377,415
GFL Environmental, Inc.	7,802	290,065
Gildan Activewear, Inc.	7,981	291,616
Great-West Lifeco, Inc.	9,759	296,946
Hydro One, Ltd.(3)	13,919	329,019
IGM Financial, Inc.(2)	2,863	102,282
Intact Financial Corp.	5,695	753,039
Loblaw Cos., Ltd.	7,551	518,185
Lundin Mining Corp.	61,547	442,676
Magna International, Inc.	11,738	883,167
Manulife Financial Corp.	73,690	1,418,413
Metro, Inc.	11,228	548,635
National Bank of Canada	12,179	935,396
Northland Power, Inc.(2)	9,501	298,547

8
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Canada (continued)
Nutrien, Ltd.(2)	23,290	$ 1,511,662
Open Text Corp.	10,343	504,819
Power Corp. of Canada(2)	20,037	660,465
Quebecor, Inc., Class B	6,493	156,917
Rogers Communications, Inc., Class B	14,766	689,570
Royal Bank of Canada	47,296	4,706,075
Saputo, Inc.	11,212	285,124
Shaw Communications, Inc., Class B	18,446	536,224
Shopify, Inc., Class A(1)	3,744	5,076,040
Sun Life Financial, Inc.(2)	22,334	1,149,674
TELUS Corp.	17,731	389,729
TFI International, Inc.	3,514	359,501
Thomson Reuters Corp.(2)	7,539	833,599
Toromont Industries, Ltd.	3,522	294,001
Toronto-Dominion Bank (The)	62,994	4,170,257
Waste Connections, Inc.(4)	1,922	242,038
Waste Connections, Inc.(4)	8,824	1,112,161
West Fraser Timber Co., Ltd.	4,031	339,513
WSP Global, Inc.(2)	4,666	558,697
		$ 53,295,532
Denmark — 2.2%
Ambu A/S, Class B	4,228	$ 125,243
AP Moller - Maersk A/S, Class B	248	671,358
Ascendis Pharma A/S ADR(1)	1,470	234,303
Carlsberg A/S, Class B	3,393	553,545
Chr. Hansen Holding A/S	3,866	315,204
Coloplast A/S, Class B	3,957	618,726
Danske Bank A/S	18,639	313,995
Demant A/S(1)	2,665	134,292
DSV A/S	6,499	1,555,625
Genmab A/S(1)	1,877	820,102
GN Store Nord A/S	3,970	274,578
H Lundbeck A/S	1,661	45,118
Novo Nordisk A/S, Class B	48,842	4,707,856
Novozymes A/S, Class B	6,512	446,406
Orsted A/S(3)	5,994	790,096
Pandora A/S	2,748	333,606
ROCKWOOL International A/S, Class B	364	155,460
Tryg A/S	10,501	238,045
Vestas Wind Systems A/S	28,940	1,161,016
		$ 13,494,574
Finland — 1.2%
Elisa Oyj	3,930	$ 243,987
Kesko Oyj, Class B	12,085	416,853
Kone Oyj, Class B	9,719	682,744
Security	Shares	Value
Finland (continued)
Metso Outotec Oyj	21,467	$ 195,910
Neste Oyj	27,691	1,562,113
Nokia Oyj(1)	168,861	931,320
Nordea Bank Abp(2)	97,554	1,257,107
Sampo Oyj, Class A	14,098	697,016
Stora Enso Oyj, Class R	24,137	402,036
UPM-Kymmene Oyj	16,012	566,732
Valmet Oyj	3,498	126,292
Wartsila Oyj Abp(2)	12,961	154,357
		$ 7,236,467
France — 8.3%
Accor S.A.(1)	7,714	$ 275,060
Aeroports de Paris(1)(2)	1,084	138,059
Air Liquide S.A.	15,152	2,426,745
Alstom S.A.	8,831	334,984
Amundi S.A.(3)	1,651	138,860
Arkema S.A.	1,813	239,075
Atos SE	3,396	180,402
AXA S.A.	67,359	1,866,736
BioMerieux	1,531	174,208
BNP Paribas S.A.	31,837	2,036,952
Bouygues S.A.	7,389	305,663
Bureau Veritas S.A.	11,310	349,041
Capgemini SE	5,042	1,045,593
Carrefour S.A.	23,618	423,268
Cie de Saint-Gobain	27,379	1,842,525
Cie Generale des Etablissements Michelin SCA	5,477	839,846
CNP Assurances	4,175	65,895
Credit Agricole S.A.	39,668	545,254
Danone S.A.	23,305	1,588,886
Dassault Systemes SE	21,002	1,105,241
Edenred	8,577	461,721
Eiffage S.A.	2,507	253,375
Engie S.A.	60,055	785,711
EssilorLuxottica S.A.	9,265	1,770,477
Eurazeo SE	954	89,392
Eurofins Scientific SE	4,731	606,165
Faurecia SE	4,839	227,663
Getlink SE	15,664	244,697
Hermes International	1,037	1,430,785
Ipsen S.A.	1,186	113,014
JC Decaux S.A.(1)	3,190	84,474
Kering S.A.	2,149	1,526,350
Legrand S.A.	8,707	932,952
L'Oreal S.A.	6,961	2,880,490
LVMH Moet Hennessy Louis Vuitton SE	7,917	5,670,659

9
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
France (continued)
Orange S.A.	64,288	$ 695,266
Orpea S.A.	1,552	180,453
Pernod-Ricard S.A.	7,400	1,631,426
Publicis Groupe S.A.	8,179	549,447
Renault S.A.(1)	6,041	214,316
Rexel S.A.	7,765	149,617
Safran S.A.	11,009	1,392,425
Sanofi	35,753	3,441,727
Sartorius Stedim Biotech	775	433,074
Schneider Electric SE	17,515	2,917,191
SEB S.A.	846	119,020
Societe Generale S.A.	24,544	768,591
Sodexo S.A.(1)	3,292	287,706
SOITEC (1)	611	132,078
Suez S.A.	13,061	297,681
Teleperformance	1,747	687,156
Thales S.A.	2,970	287,958
Ubisoft Entertainment S.A.(1)	3,388	202,881
Valeo	9,007	251,366
Veolia Environnement S.A.	22,520	688,116
Vinci S.A.	16,343	1,699,816
Vivendi SE(2)	29,332	369,288
Wendel SE	814	112,474
Worldline S.A.(1)(3)	6,788	517,422
		$ 51,026,713
Germany — 7.0%
adidas AG	5,710	$ 1,794,404
Allianz SE	13,150	2,946,199
Aroundtown S.A.	34,450	237,323
Bayerische Motoren Werke AG	11,385	1,081,335
Bechtle AG	3,003	205,390
Beiersdorf AG	2,991	322,729
Brenntag SE	5,452	506,461
Carl Zeiss Meditec AG	1,348	258,212
Commerzbank AG(1)	29,137	192,995
Continental AG(1)	3,678	399,278
Covestro AG(3)	6,989	476,306
CTS Eventim AG & Co. KGaA(1)	2,415	181,704
Daimler AG	31,712	2,798,003
Delivery Hero SE(1)(3)	6,388	814,822
Deutsche Boerse AG	5,644	915,833
Deutsche Lufthansa AG(1)(2)	25,186	171,838
Deutsche Post AG	35,626	2,234,098
Deutsche Telekom AG	108,954	2,184,985
Deutsche Wohnen SE(1)	10,390	636,665
DWS Group GmbH & Co. KGaA(3)	746	31,335
Security	Shares	Value
Germany (continued)
Evonik Industries AG	6,874	$ 215,549
Evotec SE(1)	5,183	245,762
Fielmann AG	992	65,976
Fraport AG Frankfurt Airport Services Worldwide(1)	1,848	127,946
Fresenius Medical Care AG & Co. KGaA	6,828	478,945
Fresenius SE & Co. KGaA	13,782	659,678
FUCHS PETROLUB SE	5,567	203,160
GEA Group AG	5,620	256,662
Hannover Rueck SE	1,943	338,356
HeidelbergCement AG	12,707	947,985
Hella GmbH & Co. KGaA(1)	1,685	117,340
HelloFresh SE(1)	4,976	458,623
Henkel AG & Co. KGaA	3,193	274,678
Infineon Technologies AG	44,852	1,834,365
KION Group AG	2,729	253,736
Knorr-Bremse AG	2,564	274,326
Lanxess AG	2,841	192,007
LEG Immobilien SE	2,667	376,724
Merck KGaA	4,598	995,190
MTU Aero Engines AG	1,831	411,649
Muenchener Rueckversicherungs-Gesellschaft AG	4,549	1,241,282
Nemetschek SE	1,872	195,530
Puma SE	3,188	354,394
Rational AG	167	156,875
RTL Group S.A.	1,167	69,296
SAP SE	35,817	4,843,502
Schaeffler AG, PFC Shares	2,570	19,631
Scout24 AG(3)	2,847	197,190
Siemens AG	26,302	4,301,718
Siemens Energy AG(1)	16,011	428,286
Siemens Healthineers AG(3)	9,437	612,041
Symrise AG	4,360	571,470
Talanx AG	1,695	72,106
TeamViewer AG(1)(3)	5,343	156,313
Telefonica Deutschland Holding AG	24,343	69,177
ThyssenKrupp AG(1)	35,302	371,338
TUI AG(1)(2)	24,333	105,148
Uniper SE	3,536	147,202
United Internet AG	3,162	122,317
Vitesco Technologies Group AG(1)	735	43,456
Volkswagen AG	1,053	324,749
Vonovia SE	20,181	1,211,140
Wacker Chemie AG	444	82,591
Zalando SE(1)(3)	7,543	687,933
		$ 43,503,257

10
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Hong Kong — 2.3%
AIA Group, Ltd.	391,583	$ 4,504,927
Airtac International Group	4,000	124,448
BOC Hong Kong Holdings, Ltd.	135,350	407,866
Chow Tai Fook Jewellery Group, Ltd.	88,600	168,498
CK Asset Holdings, Ltd.	78,000	450,042
Fosun International, Ltd.	209,000	253,988
Hang Lung Properties, Ltd.	64,000	145,859
Hang Seng Bank, Ltd.	23,979	410,732
Henderson Land Development Co., Ltd.	55,355	211,369
HKT Trust & HKT, Ltd.	119,000	162,710
Hong Kong Exchanges & Clearing, Ltd.	41,699	2,562,425
Hongkong Land Holdings, Ltd.	49,100	234,535
Man Wah Holdings, Ltd.	51,200	74,863
MTR Corp., Ltd.	58,876	316,866
New World Development Co., Ltd.	53,250	216,581
Orient Overseas International, Ltd.	3,000	51,885
Shenzhou International Group Holdings, Ltd.	29,100	617,603
Sino Land Co., Ltd.	126,000	169,508
Sun Hung Kai Properties, Ltd.	64,301	802,884
Swire Pacific, Ltd., Class A	22,393	132,500
Swire Properties, Ltd.	49,200	122,912
Techtronic Industries Co., Ltd.	46,993	928,654
WH Group, Ltd.(3)	294,041	209,371
Wharf Holdings, Ltd. (The)	68,779	227,514
Wharf Real Estate Investment Co., Ltd.	65,000	333,963
Xinyi Glass Holdings, Ltd.	223,000	665,221
		$ 14,507,724
Ireland — 1.5%
AIB Group PLC(1)	18,337	$ 49,913
Aon PLC, Class A	8,619	2,463,051
Bank of Ireland Group PLC(1)	21,719	128,811
CRH PLC	40,237	1,898,979
DCC PLC	8,270	689,436
ICON PLC(1)	2,335	611,817
James Hardie Industries PLC CDI	37,202	1,319,599
Kerry Group PLC, Class A	5,113	686,920
Kingspan Group PLC	12,650	1,261,828
Smurfit Kappa Group PLC	7,600	394,722
		$ 9,505,076
Israel — 0.4%
Azrieli Group, Ltd.	2,898	$ 260,874
Bank Hapoalim B.M.	40,650	357,054
Bank Leumi Le-Israel B.M.	41,301	349,945
Check Point Software Technologies, Ltd.(1)	3,924	443,569
Fiverr International, Ltd.(1)(2)	1,059	193,458
Security	Shares	Value
Israel (continued)
Mizrahi Tefahot Bank, Ltd.	4,306	$ 145,026
Nice, Ltd.(1)	2,168	613,895
Wix.com, Ltd.(1)	1,802	353,138
		$ 2,716,959
Italy — 1.8%
A2A SpA	77,405	$ 158,613
Amplifon SpA	5,653	268,662
Assicurazioni Generali SpA	41,297	874,637
Banca Mediolanum SpA	8,796	94,716
De' Longhi SpA	2,114	75,901
DiaSorin SpA	912	190,983
Enel SpA	326,633	2,506,979
FinecoBank Banca Fineco SpA(1)	25,254	456,135
Hera SpA	31,012	126,437
Infrastrutture Wireless Italiane SpA(3)	11,740	130,760
Interpump Group SpA	3,366	216,936
Intesa Sanpaolo SpA	637,599	1,805,033
Mediobanca Banca di Credito Finanziario SpA(1)	29,117	350,307
Moncler SpA	7,921	483,106
Poste Italiane SpA(3)	18,779	257,871
PRADA SpA	21,000	114,681
Prysmian SpA	11,532	402,795
Recordati Industria Chimica e Farmaceutica SpA	4,557	264,122
Snam SpA	81,239	449,405
Telecom Italia SpA	498,725	195,007
Terna - Rete Elettrica Nazionale	60,942	432,493
UniCredit SpA	85,146	1,126,795
UnipolSai Assicurazioni SpA	13,800	38,691
		$ 11,021,065
Japan — 17.7%
Acom Co., Ltd.	15,000	$ 54,812
Advantest Corp.	6,600	588,123
AEON Co., Ltd.	20,279	533,134
AGC, Inc.	16,655	858,269
Aisin Corp.	6,700	242,786
Ajinomoto Co., Inc.	18,408	543,953
ANA Holdings, Inc.(1)	5,956	154,841
Asahi Group Holdings, Ltd.	18,500	892,724
Asahi Kasei Corp.	41,500	444,717
Astellas Pharma, Inc.	63,871	1,051,256
Bandai Namco Holdings, Inc.	6,075	456,704
Bridgestone Corp.	19,800	936,762
Canon, Inc.(2)	34,068	833,578
Capcom Co., Ltd.	6,300	175,053
Central Japan Railway Co.	7,567	1,207,874

11
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Chugai Pharmaceutical Co., Ltd.	21,456	$ 785,158
CyberAgent, Inc.	16,900	326,043
Dai Nippon Printing Co., Ltd.	9,329	224,761
Daifuku Co., Ltd.	3,700	347,007
Dai-ichi Life Holdings, Inc.	31,394	686,620
Daiichi Sankyo Co., Ltd.	57,439	1,526,794
Daikin Industries, Ltd.	8,200	1,787,914
Daito Trust Construction Co., Ltd.	2,300	269,808
Daiwa House Industry Co., Ltd.	18,092	603,097
Daiwa Securities Group, Inc.	39,800	231,984
Denso Corp.	14,847	969,470
Dentsu Group, Inc.	9,200	353,968
Disco Corp.	1,100	308,096
East Japan Railway Co.	10,726	758,040
Eisai Co., Ltd.	7,825	586,151
FANUC Corp.	6,851	1,502,163
Fast Retailing Co., Ltd.	1,842	1,358,504
Fuji Electric Co., Ltd.	3,700	168,371
Fujitsu, Ltd.	6,448	1,165,222
GMO Payment Gateway, Inc.	1,100	138,888
Hamamatsu Photonics K.K.	5,021	310,592
Hankyu Hanshin Holdings, Inc.	7,100	223,462
Hikari Tsushin, Inc.	600	101,411
Hitachi Construction Machinery Co., Ltd.	4,400	123,616
Hitachi Metals, Ltd.(1)	14,500	280,015
HOYA Corp.	13,387	2,088,623
Hulic Co., Ltd.	7,500	83,524
Ibiden Co., Ltd.	2,900	159,515
Iida Group Holdings Co., Ltd.	4,200	108,031
Isuzu Motors, Ltd.	19,900	258,903
Itochu Techno-Solutions Corp.	2,900	94,176
Japan Exchange Group, Inc.	16,000	396,800
JSR Corp.	7,600	273,189
Kajima Corp.	16,900	216,566
Kansai Paint Co., Ltd.	6,400	158,763
Kao Corp.	15,363	914,307
KDDI Corp.	54,518	1,794,902
Keio Corp.	4,423	236,572
Keyence Corp.	6,600	3,939,349
Kikkoman Corp.	5,309	432,007
Kintetsu Group Holdings Co., Ltd.(1)	6,105	205,306
Kobayashi Pharmaceutical Co., Ltd.	1,500	118,924
Komatsu, Ltd.	32,346	774,635
Kose Corp.	831	99,384
Kubota Corp.	32,994	702,199
Kyowa Kirin Co., Ltd.	9,606	346,298
Lixil Corp.	9,900	286,935
Security	Shares	Value
Japan (continued)
M3, Inc.	14,500	$ 1,033,390
Makita Corp.	7,192	395,435
MEIJI Holdings Co., Ltd.	5,071	327,852
Mercari, Inc.(1)(2)	3,900	215,506
MINEBEA MITSUMI, Inc.	10,700	272,506
MISUMI Group, Inc.	9,900	421,235
Mitsubishi Chemical Holdings Corp.	50,960	463,926
Mitsubishi Electric Corp.	64,407	895,102
Mitsubishi Estate Co., Ltd.	51,108	813,782
Mitsubishi HC Capital, Inc.	16,900	88,368
Mitsubishi Heavy Industries, Ltd.	11,000	294,734
Mitsubishi UFJ Financial Group, Inc.(5)	360,657	2,131,962
Mitsui Chemicals, Inc.	7,000	233,863
Mitsui Fudosan Co., Ltd.	32,000	760,156
Mizuho Financial Group, Inc.	73,258	1,036,393
MS&AD Insurance Group Holdings, Inc.	13,700	458,220
Murata Manufacturing Co., Ltd.	18,453	1,632,213
Nidec Corp.	14,180	1,563,203
Nihon M&A Center, Inc.	10,700	314,198
Nintendo Co., Ltd.	3,729	1,782,024
Nippon Express Co., Ltd.	2,794	192,423
Nippon Paint Holdings Co., Ltd.	52,045	566,779
Nippon Telegraph & Telephone Corp.	45,540	1,261,874
Nippon Yusen KK	5,800	434,585
Nissan Chemical Corp.	5,200	304,129
Nissin Foods Holdings Co., Ltd.	2,799	224,605
Nitori Holdings Co., Ltd.	2,568	506,081
Nitto Denko Corp.	4,886	347,817
Nomura Holdings, Inc.	96,400	475,243
Nomura Research Institute, Ltd.	12,200	448,432
NTT Data Corp.	23,335	451,164
Obic Co., Ltd.	2,300	437,363
Odakyu Electric Railway Co., Ltd.	12,646	292,693
Olympus Corp.	45,900	1,004,658
Omron Corp.	6,182	611,724
Ono Pharmaceutical Co., Ltd.	12,622	287,829
Oracle Corp. Japan	1,026	90,130
Oriental Land Co., Ltd.	7,597	1,229,010
ORIX Corp.	38,967	729,132
Osaka Gas Co., Ltd.	12,800	233,895
Otsuka Corp.	4,388	225,643
Otsuka Holdings Co., Ltd.	13,620	582,428
Pan Pacific International Holdings Corp.	11,568	238,686
Panasonic Corp.	74,300	920,978
Rakuten Group, Inc.	28,049	273,218
Recruit Holdings Co., Ltd.	55,079	3,366,749
Renesas Electronics Corp.(1)	48,600	598,137

12
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Resona Holdings, Inc.	75,833	$ 303,333
Ricoh Co., Ltd.	26,384	269,968
Rohm Co., Ltd.	2,876	271,214
Secom Co., Ltd.	8,400	607,555
Seiko Epson Corp.	7,600	153,444
Sekisui Chemical Co., Ltd.	14,472	248,661
Sekisui House, Ltd.	20,570	430,755
SG Holdings Co., Ltd.	18,500	523,384
Sharp Corp.	5,099	64,277
Shimadzu Corp.	8,026	352,471
Shimano, Inc.	2,272	663,849
Shin-Etsu Chemical Co., Ltd.	12,137	2,048,347
Shionogi & Co., Ltd.	8,554	585,345
Shiseido Co., Ltd.	12,997	873,521
SMC Corp.	2,032	1,267,785
SoftBank Corp.	96,600	1,310,358
SoftBank Group Corp.	40,090	2,316,612
Sompo Holdings, Inc.	10,037	435,455
Sony Group Corp.	43,200	4,796,006
Subaru Corp.	23,600	436,121
Sumco Corp.	10,400	207,486
Sumitomo Chemical Co., Ltd.	51,600	267,817
Sumitomo Dainippon Pharma Co., Ltd.	5,400	96,520
Sumitomo Electric Industries, Ltd.	27,473	365,327
Sumitomo Mitsui Financial Group, Inc.	42,453	1,493,470
Sumitomo Mitsui Trust Holdings, Inc.	10,316	355,283
Suntory Beverage & Food, Ltd.	4,800	198,986
Sysmex Corp.	5,226	649,114
T&D Holdings, Inc.	16,219	222,490
Takeda Pharmaceutical Co., Ltd.	53,752	1,772,890
TDK Corp.	12,342	445,086
Terumo Corp.	21,846	1,031,532
TIS, Inc.	7,000	191,059
Toho Co., Ltd.	4,200	197,868
Tokyo Century Corp.	1,200	67,559
Tokyo Electron, Ltd.	5,126	2,264,557
Tokyo Gas Co., Ltd.	13,200	245,616
Tokyu Corp.	20,832	309,219
Toray Industries, Inc.	48,050	305,319
TOTO, Ltd.	3,864	183,991
Toyota Industries Corp.	4,975	409,342
Toyota Motor Corp.	423,715	7,549,494
Trend Micro, Inc.	4,093	227,931
Unicharm Corp.	14,602	647,044
West Japan Railway Co.	5,710	287,025
Yakult Honsha Co., Ltd.	4,386	222,024
Yamaha Corp.	4,444	279,537
Security	Shares	Value
Japan (continued)
Yamaha Motor Co., Ltd.	10,825	$ 301,366
Yaskawa Electric Corp.	10,000	480,185
Z Holdings Corp.	93,900	600,965
ZOZO, Inc.	3,400	127,381
		$109,232,066
Netherlands — 5.0%
Aalberts NV	3,884	$ 224,188
ABN AMRO Bank NV(1)(3)	12,830	185,103
Adyen NV(1)(3)	1,021	2,854,064
Aegon NV	53,295	275,101
AerCap Holdings NV(1)	4,171	241,126
Akzo Nobel NV	6,503	710,548
Argenx SE(1)(4)	1,586	479,262
Argenx SE(1)(4)	152	45,932
ASM International NV	1,556	609,358
ASML Holding NV	12,828	9,583,262
BE Semiconductor Industries NV	2,638	209,867
Euronext NV(3)	3,192	360,185
GrandVision NV(1)(3)	1,973	64,804
IMCD NV	2,066	395,391
ING Groep NV(2)	121,074	1,760,235
Just Eat Takeaway.com NV(1)(3)	7,625	557,113
Koninklijke Ahold Delhaize NV	40,337	1,343,147
Koninklijke DSM NV	5,534	1,106,666
Koninklijke KPN NV	119,273	375,323
Koninklijke Philips NV	31,671	1,407,044
NN Group NV	8,761	458,921
NXP Semiconductors NV	9,253	1,812,385
Prosus NV	29,589	2,368,333
QIAGEN NV(1)(2)	7,991	412,975
Randstad NV(2)	4,802	323,304
Signify NV(3)	4,722	236,367
STMicroelectronics NV(4)	13,134	573,453
STMicroelectronics NV(4)	7,975	347,867
Universal Music Group NV(1)(2)	29,332	785,372
Wolters Kluwer NV	10,138	1,074,593
		$ 31,181,289
New Zealand — 0.2%
Auckland International Airport, Ltd.(1)	45,997	$ 247,251
Fisher & Paykel Healthcare Corp., Ltd.	17,702	389,367
Mercury NZ, Ltd.	15,966	71,407
Meridian Energy, Ltd.	38,267	129,410
Xero, Ltd.(1)	3,659	359,052
		$ 1,196,487

13
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Norway — 0.7%
Adevinta ASA(1)	12,592	$ 215,781
DNB Bank ASA	29,181	663,421
Gjensidige Forsikring ASA	5,818	128,858
Mowi ASA	17,690	448,841
Norsk Hydro ASA	121,336	905,651
Orkla ASA	32,337	296,795
Salmar ASA	2,633	174,714
Schibsted ASA, Class A	6,750	320,407
Telenor ASA	24,494	412,283
Tomra Systems ASA	4,525	236,631
Yara International ASA	6,249	309,552
		$ 4,112,934
Portugal — 0.1%
EDP - Energias de Portugal S.A.	101,786	$ 534,774
Jeronimo Martins SGPS S.A.	9,886	197,101
		$ 731,875
Singapore — 0.9%
CapitaLand Integrated Commercial Trust	14,638	$ 21,797
Capitaland Investment, Ltd.(1)	94,641	236,986
DBS Group Holdings, Ltd.	70,529	1,562,824
Flex, Ltd.(1)	20,973	370,803
Oversea-Chinese Banking Corp., Ltd.	125,271	1,054,873
Singapore Airlines, Ltd.(1)	55,456	204,222
Singapore Exchange, Ltd.	28,600	209,377
Singapore Technologies Engineering, Ltd.	69,300	193,447
Singapore Telecommunications, Ltd.	489,312	880,892
United Overseas Bank, Ltd.	50,559	956,454
		$ 5,691,675
South Korea — 3.8%
AMOREPACIFIC Corp.	1,132	$ 169,324
CJ CheilJedang Corp.	305	104,942
Doosan Heavy Industries & Construction Co., Ltd.(1)	10,821	186,240
Hana Financial Group, Inc.	10,654	414,140
Hanon Systems	5,026	65,827
HMM Co., Ltd.(1)	9,702	273,656
HYBE Co., Ltd.(1)	651	162,450
Hyundai Mobis Co., Ltd.	2,237	472,047
Hyundai Motor Co.	5,431	904,073
Industrial Bank of Korea	7,269	64,046
Kakao Corp.	10,237	1,006,790
KB Financial Group, Inc.	12,979	603,621
Kia Corp.	9,729	657,063
KT Corp.	3,517	96,188
LG Chem, Ltd.	1,831	1,187,532
Security	Shares	Value
South Korea (continued)
LG Display Co., Ltd.(1)(2)	6,733	$ 106,245
LG Electronics, Inc.	4,032	428,610
LG Household & Health Care, Ltd.	315	355,138
Lotte Chemical Corp.	438	88,158
NAVER Corp.	5,214	1,691,771
Netmarble Corp.(3)	635	62,679
Samsung C&T Corp.	3,178	327,523
Samsung Electro-Mechanics Co., Ltd.	2,086	308,679
Samsung Electronics Co., Ltd.	170,681	10,581,300
Samsung SDS Co., Ltd.	1,007	135,112
Shinhan Financial Group Co., Ltd.	14,003	473,015
SK Biopharmaceuticals Co., Ltd.(1)	830	70,863
SK Hynix, Inc.	19,724	1,688,499
SK Telecom Co., Ltd.(1)	1,469	399,004
Woori Financial Group, Inc.	16,058	156,729
		$ 23,241,264
Spain — 2.1%
Acciona S.A.	940	$ 156,269
Aena SME S.A.(1)(3)	2,720	469,211
Amadeus IT Group S.A.(1)	14,540	956,322
Banco Bilbao Vizcaya Argentaria S.A.	189,634	1,251,699
Banco Santander S.A.	509,518	1,845,659
CaixaBank S.A.	135,617	420,551
Cellnex Telecom S.A.(3)	17,170	1,059,101
EDP Renovaveis S.A.	8,982	222,966
Enagas S.A.(2)	20,110	446,927
Ferrovial S.A.	15,448	450,907
Grifols S.A.	14,794	360,894
Iberdrola S.A.	216,006	2,173,113
Industria de Diseno Textil S.A.	33,539	1,234,092
International Consolidated Airlines Group S.A.(1)	163,014	389,199
Mapfre S.A.	30,543	66,567
Naturgy Energy Group S.A.	9,354	235,449
Red Electrica Corp. S.A.	14,231	285,506
Siemens Gamesa Renewable Energy S.A.(1)	8,192	208,216
Telefonica S.A.	153,924	722,300
		$ 12,954,948
Sweden — 3.2%
Alfa Laval AB	10,740	$ 400,586
Assa Abloy AB, Class B	35,655	1,034,230
Atlas Copco AB, Class A	33,655	2,032,279
Boliden AB	22,511	720,812
Castellum AB	8,635	210,800
Electrolux AB, Series B(2)	7,364	170,136
Epiroc AB, Class A	33,496	694,436

14
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Sweden (continued)
EQT AB	10,913	$ 453,148
Essity AB, Class B	20,336	630,700
Fastighets AB Balder, Class B(1)	3,955	237,682
H & M Hennes & Mauritz AB, Class B(1)	23,304	471,711
Hexagon AB, Class B	70,265	1,086,859
Holmen AB, Class B	3,130	137,465
Husqvarna AB, Class B	14,611	174,544
ICA Gruppen AB	3,214	147,457
Industrivarden AB, Class A	9,828	313,973
Indutrade AB	8,828	245,491
Investment AB Latour, Class B	4,175	129,194
Investor AB, Class B	72,110	1,550,680
Kinnevik AB, Class B(1)	8,006	281,445
L E Lundbergforetagen AB, Class B	2,909	159,641
Lifco AB, Class B	8,996	241,627
Nibe Industrier AB, Class B	58,182	731,159
Sagax AB, Class B	6,048	188,601
Sandvik AB	39,329	898,522
Skandinaviska Enskilda Banken AB, Class A	51,087	719,986
Skanska AB, Class B	10,936	274,358
SKF AB, Class B	14,900	351,360
Spotify Technology S.A.(1)	4,615	1,039,944
Svenska Cellulosa AB SCA, Class B	22,749	352,565
Svenska Handelsbanken AB, Class A	48,698	545,388
SWECO AB, Class B	7,432	117,183
Swedbank AB, Class A	32,865	662,712
Tele2 AB, Class B	24,734	366,229
Telia Co. AB	75,936	312,380
Trelleborg AB, Class B	9,924	210,679
Volvo AB, Class B	58,555	1,307,327
		$ 19,603,289
Switzerland — 8.1%
ABB, Ltd.	57,630	$ 1,927,828
Adecco Group AG	5,865	293,870
Alcon, Inc.	16,335	1,322,657
Bachem Holding AG, Class B	144	110,045
Baloise Holding AG	1,175	178,235
Banque Cantonale Vaudoise	787	59,838
Barry Callebaut AG	120	272,168
Chocoladefabriken Lindt & Sprungli AG PC	42	469,455
Cie Financiere Richemont S.A.	15,039	1,559,275
Clariant AG	7,779	146,014
Coca-Cola HBC AG	7,686	247,675
EMS-Chemie Holding AG	193	182,351
Garmin, Ltd.	4,926	765,796
Geberit AG	1,020	748,886
Security	Shares	Value
Switzerland (continued)
Givaudan S.A.	298	$ 1,358,609
Julius Baer Group, Ltd.	6,486	430,928
Kuehne & Nagel International AG	1,599	545,900
Logitech International S.A.	5,074	451,419
Lonza Group AG	2,370	1,777,759
Nestle S.A.	86,846	10,464,076
Novartis AG	70,591	5,788,402
Partners Group Holding AG	624	973,838
Roche Holding AG PC	23,307	8,506,350
Schindler Holding AG	631	162,562
SGS S.A.	221	643,295
SIG Combibloc Group AG	10,577	281,237
Sika AG	4,174	1,319,706
Sonova Holding AG	1,666	629,595
Straumann Holding AG	326	584,668
Swatch Group AG (The)	866	225,924
Swiss Life Holding AG	913	460,031
Swiss Prime Site AG	2,525	246,644
Swiss Re AG	8,349	712,588
Swisscom AG	808	464,988
TE Connectivity, Ltd.	11,105	1,523,828
Temenos AG	2,083	282,635
UBS Group AG	98,224	1,567,814
VAT Group AG(3)	908	358,361
Vifor Pharma AG	1,307	169,409
Zurich Insurance Group AG	4,384	1,792,706
		$ 50,007,365
Taiwan — 4.7%
Advantech Co., Ltd.	12,499	$ 162,887
ASE Technology Holding Co., Ltd.	117,904	456,148
AU Optronics Corp.	320,000	200,617
Cathay Financial Holding Co., Ltd.	302,357	623,394
Chailease Holding Co., Ltd.	41,606	365,388
China Development Financial Holding Corp.	340,000	171,947
China Steel Corp.	976,000	1,262,968
Chunghwa Telecom Co., Ltd.	127,055	503,330
CTBC Financial Holding Co., Ltd.	551,000	450,933
Delta Electronics, Inc.	57,319	513,588
E.Sun Financial Holding Co., Ltd.	390,197	367,181
Evergreen Marine Corp. Taiwan, Ltd.	87,000	386,502
Far EasTone Telecommunications Co., Ltd.	48,073	106,015
Feng TAY Enterprise Co., Ltd.	11,000	84,540
First Financial Holding Co., Ltd.	267,518	216,095
Fubon Financial Holding Co., Ltd.	220,100	601,497
Globalwafers Co., Ltd.	6,000	169,260
Hotai Motor Co., Ltd.	12,000	250,295

15
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Taiwan (continued)
Hua Nan Financial Holdings Co., Ltd.	292,009	$ 213,178
Innolux Corp.	250,000	150,479
Largan Precision Co., Ltd.	3,000	233,730
MediaTek, Inc.	45,883	1,476,858
Mega Financial Holding Co., Ltd.	333,668	382,887
Nan Ya Printed Circuit Board Corp.	6,000	92,361
Nanya Technology Corp.	27,000	63,048
Novatek Microelectronics Corp.	18,000	261,519
President Chain Store Corp.	22,828	229,081
Quanta Computer, Inc.	86,398	239,091
Realtek Semiconductor Corp.	16,000	281,886
Shanghai Commercial & Savings Bank, Ltd. (The)	124,924	198,508
Taishin Financial Holding Co., Ltd.	374,171	242,226
Taiwan Cooperative Financial Holding Co., Ltd.	243,164	192,272
Taiwan Mobile Co., Ltd.	48,748	172,894
Taiwan Semiconductor Manufacturing Co., Ltd.	735,240	15,206,295
Uni-President Enterprises Corp.	183,000	447,095
United Microelectronics Corp.	397,000	899,899
Vanguard International Semiconductor Corp.	25,000	134,188
Wan Hai Lines, Ltd.	49,800	359,970
Yageo Corp.	13,000	203,759
Yang Ming Marine Transport Corp.(1)	54,000	227,458
Yuanta Financial Holding Co., Ltd.	292,600	258,159
		$ 29,059,426
United Kingdom — 12.1%
3i Group PLC	34,198	$ 587,410
Abrdn PLC	73,362	250,895
Admiral Group PLC	9,609	401,497
Amcor PLC	66,625	772,184
Ashtead Group PLC	18,261	1,380,410
ASOS PLC(1)	2,424	97,664
Associated British Foods PLC	17,313	430,967
AstraZeneca PLC	50,728	6,113,623
Atlassian Corp. PLC, Class A(1)	5,700	2,231,094
Auto Trader Group PLC(3)	34,794	274,392
Avast PLC(3)	22,094	168,847
AVEVA Group PLC	4,844	234,116
Aviva PLC	136,655	724,255
B&M European Value Retail S.A.	29,562	234,528
BAE Systems PLC	131,496	995,958
Barratt Developments PLC	40,176	355,147
Bellway PLC	4,667	205,846
Berkeley Group Holdings PLC	5,039	294,256
BT Group PLC(1)	352,072	754,776
Bunzl PLC	12,738	420,284
Burberry Group PLC	16,176	393,669
Security	Shares	Value
United Kingdom (continued)
Clarivate PLC(1)	13,757	$ 301,278
Coca-Cola Europacific Partners PLC	9,991	552,402
Compass Group PLC(1)	82,165	1,680,371
ConvaTec Group PLC(3)	58,299	169,277
Croda International PLC	5,927	679,099
Dechra Pharmaceuticals PLC	3,994	260,812
Diageo PLC	86,309	4,178,651
DS Smith PLC	58,514	323,155
easyJet PLC(1)(2)	11,998	105,928
Electrocomponents PLC	21,099	305,442
Farfetch, Ltd., Class A(1)	11,396	427,122
Ferguson PLC	8,476	1,176,654
GlaxoSmithKline PLC	188,008	3,548,307
Halma PLC	16,337	623,150
Hargreaves Lansdown PLC	13,222	253,871
Hikma Pharmaceuticals PLC	7,727	254,188
Howden Joinery Group PLC	20,291	244,278
HSBC Holdings PLC	689,010	3,602,612
IMI PLC	10,019	222,712
Informa PLC(1)	70,486	518,351
InterContinental Hotels Group PLC(1)	8,685	554,551
Intermediate Capital Group PLC	11,012	301,538
Intertek Group PLC	7,994	534,537
ITV PLC(1)	193,134	276,215
J Sainsbury PLC	75,818	290,594
Janus Henderson Group PLC	5,763	238,185
JD Sports Fashion PLC	17,965	252,471
Johnson Matthey PLC	8,029	288,056
Kingfisher PLC	84,412	381,025
Legal & General Group PLC	217,170	815,926
Liberty Global PLC, Class A(1)	22,368	666,566
Linde PLC	18,500	5,427,530
Lloyds Banking Group PLC	2,600,799	1,618,791
London Stock Exchange Group PLC	11,834	1,185,863
M&G PLC	87,029	237,781
Melrose Industries PLC	160,043	371,573
Mondi PLC	21,001	514,650
National Grid PLC	151,282	1,802,633
Next PLC	4,592	505,124
Ocado Group PLC(1)	28,670	640,712
Pearson PLC	38,763	371,746
Pennon Group PLC	11,996	182,853
Persimmon PLC	13,802	493,628
Phoenix Group Holdings PLC	28,666	247,824
Prudential PLC	93,733	1,818,927
RELX PLC	86,487	2,489,635
Rentokil Initial PLC	83,208	653,415

16
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
United Kingdom (continued)
Rightmove PLC	34,022	$ 312,568
Royal Mail PLC	36,204	204,745
Sage Group PLC (The)	45,157	429,969
Schroders PLC	4,435	213,589
Severn Trent PLC	10,498	367,526
Smith & Nephew PLC	37,222	641,255
Smiths Group PLC	15,889	306,384
Spirax-Sarco Engineering PLC	2,984	600,398
SSE PLC	43,752	921,204
St. James's Place PLC	21,161	426,866
Standard Chartered PLC	97,424	569,519
Taylor Wimpey PLC	148,171	309,040
Tesco PLC	355,171	1,209,582
Unilever PLC	84,554	4,577,612
United Utilities Group PLC	31,019	403,723
Vodafone Group PLC	1,076,638	1,638,311
Weir Group PLC (The)(1)	12,064	272,327
Whitbread PLC(1)	9,166	407,548
WPP PLC	55,195	739,478
		$ 74,463,471
Total Common Stocks (identified cost $518,642,938)		$602,597,550

Rights — 0.0%(6)

Security	Shares	Value
Australia — 0.0%(6)
Transurban Group, Exp. 10/8/21(1)	12,348	$ 9,373
		$ 9,373
Germany — 0.0%(6)
Deutsche Lufthansa AG, Exp. 10/5/21(1)(2)	14,965	$ 37,270
		$ 37,270
Total Rights (identified cost $59,352)		$ 46,643

Short-Term Investments — 2.5%

Affiliated Fund — 0.4%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(7)	2,410,647	$ 2,410,888
Total Affiliated Fund (identified cost $2,410,709)		$ 2,410,888

Securities Lending Collateral — 2.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(8)	13,019,351	$ 13,019,351
Total Securities Lending Collateral (identified cost $13,019,351)		$ 13,019,351
Total Short-Term Investments (identified cost $15,430,060)		$ 15,430,239

Total Investments — 100.1% (identified cost $534,132,350)	$ 618,074,432
Other Assets, Less Liabilities — (0.1)%	$ (620,419)
Net Assets — 100.0%	$ 617,454,013

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
The country classifications used for financial reporting purposes may differ from the classifications determined by Calvert Research and Management (CRM).
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $17,825,795.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2021, the aggregate value of these securities is $12,168,843 or 2.0% of the Fund's net assets.
(4)	Securities are traded on separate exchanges for the same entity.
(5)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 7).
(6)	Amount is less than 0.05%.
(7)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(8)	Represents investment of cash collateral received in connection with securities lending.

17
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

At September 30, 2021, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Financials	19.7%
Information Technology	15.6
Industrials	15.3
Consumer Discretionary	11.1
Health Care	11.1
Consumer Staples	8.2
Materials	6.3
Communication Services	5.8
Utilities	2.7
Real Estate	1.6
Energy	0.2
Total	97.6%

Abbreviations:
ADR	– American Depositary Receipt
CDI	– CHESS Depositary Interest
PC	– Participation Certificate
PFC Shares	– Preference Shares
18
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Statement of Assets and Liabilities

September 30, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $529,954,918) - including $17,825,795 of securities on loan	$ 613,531,582
Investments in securities of affiliated issuers, at value (identified cost $4,177,432)	4,542,850
Cash denominated in foreign currency, at value (cost $884,374)	880,757
Receivable for investments sold	148,953
Receivable for capital shares sold	12,980,971
Dividends receivable	1,154,508
Dividends receivable - affiliated	39,445
Securities lending income receivable	67,708
Tax reclaims receivable	532,029
Receivable from affiliate	70,543
Directors' deferred compensation plan	67,237
Total assets	$634,016,583
Liabilities
Payable for investments purchased	$ 3,050,928
Payable for capital shares redeemed	60,142
Deposits for securities loaned	13,019,351
Payable to affiliates:
Investment advisory fee	61,998
Administrative fee	61,998
Distribution and service fees	9,138
Sub-transfer agency fee	3,160
Directors' deferred compensation plan	67,237
Accrued expenses	228,618
Total liabilities	$ 16,562,570
Net Assets	$617,454,013
Sources of Net Assets
Paid-in capital	$ 533,424,095
Distributable earnings	84,029,918
Total	$617,454,013
Class A Shares
Net Assets	$ 43,359,178
Shares Outstanding	1,455,254
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 29.79
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 31.28
Class I Shares
Net Assets	$ 481,360,752
Shares Outstanding	15,954,706
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 30.17
19
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Statement of Assets and Liabilities — continued

September 30, 2021
Class R6 Shares
Net Assets	$92,734,083
Shares Outstanding	3,074,408
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 30.16

On sales of $50,000 or more, the offering price of Class A shares is reduced.
20
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Statement of Operations

Year Ended
September 30, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $1,289,469)	$ 12,043,953
Dividend income - affiliated issuers (net of foreign taxes withheld of $7,464)	68,081
Securities lending income, net	107,181
Total investment income	$12,219,215
Expenses
Investment advisory fee	$ 536,269
Administrative fee	536,269
Distribution and service fees:
Class A	91,056
Directors' fees and expenses	19,034
Custodian fees	122,924
Transfer agency fees and expenses	283,745
Accounting fees	120,442
Professional fees	34,237
Registration fees	106,275
Reports to shareholders	18,732
Miscellaneous	60,711
Total expenses	$ 1,929,694
Waiver and/or reimbursement of expenses by affiliate	$ (561,337)
Net expenses	$ 1,368,357
Net investment income	$10,850,858
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (597,312)
Investment securities - affiliated issuers	(554)
Foreign currency transactions	(14,219)
Net realized loss	$ (612,085)
Change in unrealized appreciation (depreciation):
Investment securities	$ 62,213,897
Investment securities - affiliated issuers	210,262
Foreign currency	(317,709)
Net change in unrealized appreciation (depreciation)	$62,106,450
Net realized and unrealized gain	$61,494,365
Net increase in net assets from operations	$72,345,223
21
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 10,850,858	$ 3,698,007
Net realized loss	(612,085)	(1,722,196)
Net change in unrealized appreciation (depreciation)	62,106,450	14,895,813
Net increase in net assets from operations	$ 72,345,223	$ 16,871,624
Distributions to shareholders:
Class A	$ (264,563)	$ (862,937)
Class I	(3,173,461)	(1,333,282)
Class R6	(577,894)	(297,907)
Total distributions to shareholders	$ (4,015,918)	$ (2,494,126)
Capital share transactions:
Class A	$ 11,335,736	$ (10,359,112)
Class I	232,174,902	118,113,268
Class R6	53,507,446	10,908,920
Net increase in net assets from capital share transactions	$297,018,084	$118,663,076
Net increase in net assets	$365,347,389	$133,040,574
Net Assets
At beginning of year	$ 252,106,624	$ 119,066,050
At end of year	$617,454,013	$252,106,624
22
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Financial Highlights

	Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 24.08	$ 22.81	$ 23.18	$ 23.11	$ 20.03
Income (Loss) From Operations
Net investment income(1)	$ 0.61	$ 0.40	$ 0.56	$ 0.62	$ 0.41
Net realized and unrealized gain (loss)	5.33	1.26	(0.51)	(0.23)	3.10
Total income from operations	$ 5.94	$ 1.66	$ 0.05	$ 0.39	$ 3.51
Less Distributions
From net investment income	$ (0.23)	$ (0.39)	$ (0.42)	$ (0.32)	$ (0.43)
Total distributions	$ (0.23)	$ (0.39)	$ (0.42)	$ (0.32)	$ (0.43)
Net asset value — End of year	$ 29.79	$ 24.08	$ 22.81	$ 23.18	$23.11
Total Return(2)	24.74%	7.31%	0.34%	1.67%	17.98%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$43,359	$25,497	$34,344	$24,415	$ 5,968
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.67%	0.74%	0.89%	1.03%	3.00%
Net expenses	0.54%	0.54%	0.57%	0.62%	0.62%
Net investment income	2.11%	1.77%	2.56%	2.66%	1.96%
Portfolio Turnover	13%	18%	51%	24%	26%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
23
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 24.43	$ 23.12	$ 23.47	$ 23.32	$ 20.08
Income (Loss) From Operations
Net investment income(1)	$ 0.72	$ 0.51	$ 0.60	$ 0.64	$ 0.63
Net realized and unrealized gain (loss)	5.37	1.22	(0.50)	(0.17)	3.00
Total income from operations	$ 6.09	$ 1.73	$ 0.10	$ 0.47	$ 3.63
Less Distributions
From net investment income	$ (0.35)	$ (0.42)	$ (0.45)	$ (0.32)	$ (0.39)
Total distributions	$ (0.35)	$ (0.42)	$ (0.45)	$ (0.32)	$ (0.39)
Net asset value — End of year	$ 30.17	$ 24.43	$ 23.12	$ 23.47	$ 23.32
Total Return(2)	25.07%	7.55%	0.60%	2.04%	18.42%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$481,361	$197,395	$67,854	$88,253	$30,815
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.42%	0.49%	0.64%	0.79%	1.43%
Net expenses	0.29%	0.29%	0.29%	0.27%	0.27%
Net investment income	2.43%	2.22%	2.73%	2.71%	2.85%
Portfolio Turnover	13%	18%	51%	24%	26%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
24
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Financial Highlights — continued

	Class R6
	Year Ended September 30,		Period Ended September 30,
	2021	2020	2019 (1)
Net asset value — Beginning of period	$ 24.43	$ 23.12	$ 21.50
Income (Loss) From Operations
Net investment income(2)	$ 0.75	$ 0.49	$ 0.51
Net realized and unrealized gain	5.34	1.25	1.11
Total income from operations	$ 6.09	$ 1.74	$ 1.62
Less Distributions
From net investment income	$ (0.36)	$ (0.43)	$ —
Total distributions	$ (0.36)	$ (0.43)	$ —
Net asset value — End of period	$ 30.16	$ 24.43	$ 23.12
Total Return(3)	25.08%	7.59%	7.54% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$92,734	$29,215	$16,867
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.39%	0.46%	0.56% (6)
Net expenses	0.26%	0.26%	0.26% (6)
Net investment income	2.52%	2.13%	3.40% (6)
Portfolio Turnover	13%	18%	51% (7)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	For the year ended September 30, 2019.
25
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert International Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert International Responsible Index, which measures the investment return of stocks issued by companies that are located in countries (other than the U.S.) with developed markets.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public
26

Calvert
International Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 29,441,030	$ —	$ 29,441,030
Austria	—	1,182,309	—	1,182,309
Belgium	—	4,190,755	—	4,190,755
Canada	53,295,532	—	—	53,295,532
Denmark	234,303	13,260,271	—	13,494,574
Finland	—	7,236,467	—	7,236,467
France	—	51,026,713	—	51,026,713
Germany	680,121	42,823,136	—	43,503,257
Hong Kong	—	14,507,724	—	14,507,724
Ireland	3,074,868	6,430,208	—	9,505,076
Israel	990,165	1,726,794	—	2,716,959
Italy	—	11,021,065	—	11,021,065
Japan	—	109,232,066	—	109,232,066
Netherlands	3,251,858	27,929,431	—	31,181,289
New Zealand	—	1,196,487	—	1,196,487
Norway	—	4,112,934	—	4,112,934
Portugal	—	731,875	—	731,875
Singapore	607,789	5,083,886	—	5,691,675
South Korea	—	23,241,264	—	23,241,264
Spain	—	12,954,948	—	12,954,948
Sweden	1,039,944	18,563,345	—	19,603,289
Switzerland	2,289,624	47,717,741	—	50,007,365
Taiwan	—	29,059,426	—	29,059,426
United Kingdom	10,616,361	63,847,110	—	74,463,471
Total Common Stocks	$76,080,565	$526,516,985 (1)	$ —	$602,597,550
Rights	$ 46,643	$ —	$ —	$ 46,643
Short-Term Investments:
Affiliated Fund	—	2,410,888	—	2,410,888
Securities Lending Collateral	13,019,351	—	—	13,019,351
Total Investments	$89,146,559	$528,927,873	$ —	$618,074,432

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period were valued at $0 and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2021 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and
27

Calvert
International Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the "New Agreement") with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund's investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2021, the investment advisory fee amounted to $536,269. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.54%, 0.29% and 0.26% for Class A, Class I and Class R6, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, CRM waived or reimbursed expenses of $561,337.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $536,269.
28

Calvert
International Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2021 amounted to $91,056 for Class A shares.
The Fund was informed that EVD received $7,495 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2021.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $18,527 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, the Fund’s allocated portion of the Advisory Council compensation and fees was $357, which is included in miscellaneous expense on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $355,618,390 and $58,576,682, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Year Ended September 30,
	2021	2020
Ordinary income	$4,015,918	$2,494,126
During the year ended September 30, 2021, distributable earnings was decreased by $477,354 and paid-in capital was increased by $477,354 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 10,556,337
Deferred capital losses	(2,697,372)
Net unrealized appreciation	76,170,953
Distributable earnings	$84,029,918
At September 30, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $2,697,372 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.
29

Calvert
International Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2021, $2,262,575 are short-term and $434,797 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$541,599,086
Gross unrealized appreciation	$ 86,213,382
Gross unrealized depreciation	(9,738,036)
Net unrealized appreciation	$ 76,475,346
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2021, the total value of securities on loan was $17,825,795 and the total value of collateral received was $18,900,788, comprised of cash of $13,019,351 and U.S. government and/or agencies securities of $5,881,437.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$13,019,351	$ —	$ —	$ —	$13,019,351
The carrying amount of the liability for deposits for securities loaned at September 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2021. The Fund did not have any significant borrowings or
30

Calvert
International Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

allocated fees during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.
7  Affiliated Issuers and Funds
The Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At September 30, 2021, the value of the Fund's investment in affiliated issuers and funds was $4,542,850, which represents 0.7% of the Fund's net assets. Transactions in affiliated issuers and funds by the Fund for the year ended September 30, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/Units, end of period
Common Stocks
Mitsubishi UFJ Financial Group, Inc.(1)	$ —	$ 711,981	$ (77,045)	$ (368)	$ 210,047	$ 2,131,962	$ 65,521	360,657
Short-Term Investments
Calvert Cash Reserves Fund, LLC	3,089,730	203,550,551	(204,229,422)	(186)	215	2,410,888	2,560	2,410,647
Totals				$(554)	$210,262	$4,542,850	$68,081

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	705,875	$ 20,191,145	1,666,725	$ 37,108,830
Reinvestment of distributions	8,853	240,904	13,236	309,465
Shares redeemed	(318,360)	(9,096,313)	(2,126,600)	(47,777,407)
Net increase (decrease)	396,368	$ 11,335,736	(446,639)	$ (10,359,112)
Class I
Shares sold	9,345,756	$ 274,435,668	6,668,939	$ 152,117,737
Reinvestment of distributions	110,718	3,044,739	56,217	1,331,213
Shares redeemed	(1,581,857)	(45,305,505)	(1,580,120)	(35,335,682)
Net increase	7,874,617	$232,174,902	5,145,036	$118,113,268
Class R6
Shares sold	2,058,498	$ 58,343,541	532,864	$ 12,387,147
Reinvestment of distributions	18,598	511,259	12,586	297,907
Shares redeemed	(198,620)	(5,347,354)	(79,153)	(1,776,134)
Net increase	1,878,476	$ 53,507,446	466,297	$ 10,908,920
31

Calvert
International Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
10  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
32

Calvert
International Responsible Index Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert International Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert International Responsible Index Fund (the "Fund") (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and changes in its net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years or periods ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
33

Calvert
International Responsible Index Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Fund designates approximately $7,663,894, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended September 30, 2021, the Fund paid foreign taxes of $1,068,128 and recognized foreign source income of $12,332,179.
34

Calvert
International Responsible Index Fund
September 30, 2021
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
35

Calvert
International Responsible Index Fund
September 30, 2021
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member's retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
36

Calvert
International Responsible Index Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
37

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

38

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
39

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
40

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24195     9.30.21

Calvert
US Large-Cap Value Responsible Index Fund
Annual Report
September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2021
Calvert
US Large-Cap Value Responsible Index Fund

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2020 was notable for an equity rally that began in November 2020, paused in January 2021, and then continued through the following summer. In the final month of the period, however, negative economic news overwhelmed the investor optimism that had driven markets for much of the period. In September 2021, the broad-market S&P 500® Index endured its worst month since March 2020, and many other U.S. indexes declined as well.
Nonetheless, for the period as a whole, broad U.S. indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.
The virus, however, continued to have a firm grip on the U.S. and global economies. Disease rates advanced and declined with third and fourth waves of COVID infections. Worker shortages led to global supply chain issues. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealerships short of vehicles to sell. Those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. economy had seen in years. Although U.S. Federal Reserve (the Fed) Chairman Jerome Powell and U.S. Treasury Secretary Janet Yellen expressed the view that inflation would likely be transitory, inflation nonetheless became a key concern for investors during the period.
While the last month of the period began auspiciously — with both the S&P 500® Index and Nasdaq Composite Index closing at all-time highs in the first days of September — the news for investors quickly turned negative. The U.S. Labor Department’s release of August job numbers showed that only 235,000 jobs had been created — a significant slowdown from earlier in the summer. COVID-19 infections rose again across the U.S. After its September meeting, the Fed indicated it might start to taper its bond purchases — which had stimulated the economy earlier — and possibly raise interest rates in 2022, a year sooner than it had previously projected. This combination of factors led investors to abandon — at least temporarily — the optimistic attitude that had driven stock prices upward during most of the period.
Despite a rough September, major U.S. indexes delivered double-digit returns for the one-year period as a whole. The S&P 500® Index, a broad measure of U.S. stocks, returned 30.00%; the blue-chip Dow Jones Industrial Average® was up 24.15%; and the technology-laden Nasdaq Composite Index rose 30.26%. Large-cap U.S. stocks, as measured by the Russell 1000®Index, underperformed their small-cap counterparts, as measured by the Russell 2000® Index, and value stocks outperformed growth stocks across the market-cap spectrum during the period.
Fund Performance
For the 12-month period ended September 30, 2021, Calvert US Large-Cap Value Responsible Index Fund (the Fund) returned 35.76% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the Russell 1000® Value Index (the Russell Index), which returned 35.01%; and underperformed its secondary benchmark, the Calvert US Large-Cap Value Responsible Index (the Calvert Index), which returned 36.82% during the period.
The Fund’s underperformance versus the Calvert Index was due primarily to Fund expenses and fees, which the Calvert Index does not incur.
All of the Fund’s 11 market sectors delivered positive returns during the period. The strongest-performing sectors were real estate, financials, and consumer discretionary. The weakest-performing sectors were energy, utilities, and communication services.
The Fund’s outperformance versus the Russell Index was due largely to stock selections and an overweight position relative to the Russell Index in the financials sector, as well as stock selections in the health care and information technology (IT) sectors.
Within the financials sector, the Fund’s overweight position in investment bank and financial services firm JPMorgan Chase & Co. (JPMorgan) helped performance relative to the Russell Index during the period. JPMorgan’s stock performed strongly as a recovery in consumer spending — including increased demand for automobile loans and mortgages — helped the firm report record revenue for 2020, and fourth-quarter 2020 earnings that significantly beat analysts’ estimates.
In the health care sector, the Fund’s out-of-Russell Index position in biotechnology firm Moderna, Inc. (Moderna) contributed to performance versus the Russell Index as well. The success of Moderna’s first commercial product — one of three COVID-19 vaccines approved for use in the U.S. — led its stock price to appreciate sharply during the period. By period-end, Moderna was sold from the Fund.
In the IT sector, an underweight position in Fidelity National Information Services, Inc. (Fidelity National), which provides payment and credit card processing services to banks and businesses, helped returns relative to the Russell Index. Fidelity National’s stock price declined during the period as the firm reported lower than projected earnings and it also lowered its future profit projections due in part to increasing competition. A large one-time charge due to a change in corporate tax law in the United Kingdom also weighed on Fidelity National’s stock price during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Performance

Portfolio Manager Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/19/2015	06/19/2015	35.76%	12.38%	9.92%
Class A with 4.75% Maximum Sales Charge	—	—	29.29	11.30	9.07
Class I at NAV	06/19/2015	06/19/2015	36.03	12.71	10.25

Russell 1000® Value Index	—	—	35.01%	10.93%	9.30%
Calvert US Large-Cap Value Responsible Index	—	—	36.82	12.96	10.53

% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	0.63%	0.38%
Net	0.49	0.24
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$100,000	06/19/2015	$184,686	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
JPMorgan Chase & Co.	3.6%
Bank of America Corp.	2.4
Comcast Corp., Class A	1.9
Pfizer, Inc.	1.8
Procter & Gamble Co. (The)	1.7
Verizon Communications, Inc.	1.7
Walmart, Inc.	1.6
Intel Corp.	1.6
AT&T, Inc.	1.5
Wells Fargo & Co.	1.5
Total	19.3%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
4

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Calvert US Large-Cap Value Responsible Index (the “Calvert Index”) is composed of common stocks of large value companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Large value companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization and value style factors, excluding real estate investment trusts and business development companies. The Calvert Principles of Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,036.80	$2.50 **	0.49%
Class I	$1,000.00	$1,037.60	$1.23 **	0.24%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48 **	0.49%
Class I	$1,000.00	$1,023.87	$1.22 **	0.24%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Schedule of Investments

Common Stocks — 99.4%

Security	Shares	Value
Aerospace & Defense — 0.1%
Curtiss-Wright Corp.	7,563	$ 954,299
Hexcel Corp.(1)	9,087	539,677
		$ 1,493,976
Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide, Inc.	22,012	$ 1,915,044
FedEx Corp.	33,180	7,276,042
United Parcel Service, Inc., Class B	49,066	8,934,919
		$ 18,126,005
Airlines — 0.2%
American Airlines Group, Inc.(1)	17,118	$ 351,261
Delta Air Lines, Inc.(1)	244	10,397
JetBlue Airways Corp.(1)	10,627	162,487
Southwest Airlines Co.(1)	37,002	1,903,013
		$ 2,427,158
Auto Components — 0.3%
Autoliv, Inc.	9,047	$ 775,509
BorgWarner, Inc.	39,999	1,728,357
Gentex Corp.	9,586	316,146
Lear Corp.	8,467	1,324,916
		$ 4,144,928
Automobiles — 1.3%
Ford Motor Co.(1)	638,708	$ 9,044,105
General Motors Co.(1)	207,934	10,960,201
Harley-Davidson, Inc.	13,154	481,568
Thor Industries, Inc.	8,896	1,092,073
		$ 21,577,947
Banks — 14.6%
Bank of America Corp.	906,762	$ 38,492,047
Bank OZK	21,530	925,359
BOK Financial Corp.	5,756	515,450
CIT Group, Inc.	16,270	845,227
Citigroup, Inc.	262,794	18,442,883
Citizens Financial Group, Inc.	77,000	3,617,460
Comerica, Inc.	25,195	2,028,197
Commerce Bancshares, Inc.	21,036	1,465,788
Cullen/Frost Bankers, Inc.	11,162	1,324,036
East West Bancorp, Inc.	25,415	1,970,679
Fifth Third Bancorp	122,980	5,219,271
First Citizens Bancshares, Inc., Class A	1,058	892,074
Security	Shares	Value
Banks (continued)
First Financial Bankshares, Inc.	12,346	$ 567,299
First Horizon Corp.	99,941	1,628,039
First Republic Bank	18,956	3,656,233
Glacier Bancorp, Inc.	15,771	872,925
Huntington Bancshares, Inc.	260,747	4,031,149
JPMorgan Chase & Co.	349,718	57,245,339
KeyCorp	174,340	3,769,231
M&T Bank Corp.	23,399	3,494,407
PacWest Bancorp	18,804	852,197
People's United Financial, Inc.	73,578	1,285,408
Pinnacle Financial Partners, Inc.	14,027	1,319,660
PNC Financial Services Group, Inc. (The)	60,605	11,856,762
Popular, Inc.	13,845	1,075,341
Prosperity Bancshares, Inc.	17,142	1,219,310
Regions Financial Corp.	174,013	3,708,217
Signature Bank	8,607	2,343,514
SouthState Corp.	11,577	864,455
Sterling Bancorp	31,709	791,457
SVB Financial Group(1)	2,803	1,813,205
Synovus Financial Corp.	24,434	1,072,408
Truist Financial Corp.	193,153	11,328,423
U.S. Bancorp	211,536	12,573,700
UMB Financial Corp.	7,227	698,923
United Bankshares, Inc.	22,534	819,787
Valley National Bancorp	70,329	936,079
Webster Financial Corp.	14,852	808,840
Wells Fargo & Co.	518,295	24,054,071
Western Alliance Bancorp	14,904	1,621,853
Wintrust Financial Corp.	9,357	752,022
Zions Bancorp NA	29,695	1,837,824
		$ 234,636,549
Beverages — 2.0%
Coca-Cola Co. (The)	192,499	$ 10,100,422
Keurig Dr Pepper, Inc.	147,144	5,026,439
PepsiCo, Inc.	118,504	17,824,187
		$ 32,951,048
Biotechnology — 1.3%
Allakos, Inc.(1)	6,592	$ 697,895
Amgen, Inc.	26,904	5,721,136
Biogen, Inc.(1)	14,694	4,158,255
Biohaven Pharmaceutical Holding Co., Ltd.(1)	12,370	1,718,317
BioMarin Pharmaceutical, Inc.(1)	19,361	1,496,412
Bridgebio Pharma, Inc.(1)(2)	22,401	1,049,935
Incyte Corp.(1)	9,634	662,626

7
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Mirati Therapeutics, Inc.(1)	9,965	$ 1,762,908
Natera, Inc.(1)	16,975	1,891,694
United Therapeutics Corp.(1)	6,204	1,145,134
Vir Biotechnology, Inc.(1)(2)	13,536	589,087
		$ 20,893,399
Building Products — 1.6%
Allegion PLC	2,872	$ 379,621
Armstrong World Industries, Inc.	4,928	470,476
AZEK Co., Inc. (The)(1)	10,959	400,332
Carlisle Cos., Inc.	8,442	1,678,185
Carrier Global Corp.	109,728	5,679,521
Fortune Brands Home & Security, Inc.	12,045	1,077,064
Johnson Controls International PLC	96,198	6,549,160
Masco Corp.	7,643	424,569
Owens Corning	34,867	2,981,128
Trane Technologies PLC	27,564	4,758,925
UFP Industries, Inc.	7,913	537,926
Zurn Water Solutions Corp.	16,320	1,049,213
		$ 25,986,120
Capital Markets — 6.6%
Affiliated Managers Group, Inc.	4,623	$ 698,489
Ameriprise Financial, Inc.	2,656	701,503
Ares Management Corp., Class A	15,592	1,151,157
Bank of New York Mellon Corp. (The)	142,214	7,372,374
BlackRock, Inc.	13,602	11,407,453
Blackstone, Inc.	82,465	9,593,978
Cboe Global Markets, Inc.	11,584	1,434,794
Charles Schwab Corp. (The)	152,755	11,126,674
CME Group, Inc.	47,164	9,120,574
Evercore, Inc., Class A	4,216	563,553
Franklin Resources, Inc.	52,668	1,565,293
Goldman Sachs Group, Inc. (The)	43,227	16,341,103
Hamilton Lane, Inc., Class A	1,827	154,966
Houlihan Lokey, Inc.	6,106	562,363
Interactive Brokers Group, Inc., Class A	16,513	1,029,420
Intercontinental Exchange, Inc.	52,374	6,013,583
Invesco, Ltd.	68,562	1,653,030
Jefferies Financial Group, Inc.	46,385	1,722,275
KKR & Co., Inc.	84,142	5,122,565
Lazard, Ltd., Class A	20,403	934,457
LPL Financial Holdings, Inc.	1,848	289,693
Nasdaq, Inc.	10,426	2,012,427
Northern Trust Corp.	36,377	3,921,804
Raymond James Financial, Inc.	33,801	3,119,156
Security	Shares	Value
Capital Markets (continued)
SEI Investments Co.	1,710	$ 101,403
State Street Corp.	62,527	5,297,287
Stifel Financial Corp.	18,040	1,225,998
T. Rowe Price Group, Inc.	8,181	1,609,203
Virtu Financial, Inc., Class A	18,092	441,988
		$ 106,288,563
Chemicals — 1.8%
Air Products & Chemicals, Inc.	22,463	$ 5,752,999
Ashland Global Holdings, Inc.	15,013	1,337,959
Avient Corp.	21,493	996,200
Celanese Corp.	28,433	4,283,147
Eastman Chemical Co.	26,611	2,680,792
Huntsman Corp.	49,912	1,476,896
International Flavors & Fragrances, Inc.	32,318	4,321,563
Mosaic Co. (The)	86,733	3,098,103
PPG Industries, Inc.	26,839	3,838,245
Sherwin-Williams Co. (The)	3,218	900,171
		$ 28,686,075
Commercial Services & Supplies — 1.0%
ADT, Inc.	13,654	$ 110,461
Cintas Corp.	3,185	1,212,402
Clean Harbors, Inc.(1)	11,235	1,166,979
MSA Safety, Inc.	257	37,445
Republic Services, Inc.	37,142	4,459,268
Stericycle, Inc.(1)	24,309	1,652,283
Tetra Tech, Inc.	7,191	1,073,904
Waste Management, Inc.	38,580	5,762,309
		$ 15,475,051
Communications Equipment — 1.4%
Ciena Corp.(1)	16,518	$ 848,199
Cisco Systems, Inc.	351,370	19,125,069
Juniper Networks, Inc.	45,794	1,260,251
Lumentum Holdings, Inc.(1)	8,609	719,196
Motorola Solutions, Inc.	449	104,312
		$ 22,057,027
Construction & Engineering — 0.5%
AECOM (1)	39,984	$ 2,524,989
EMCOR Group, Inc.	9,486	1,094,495
MasTec, Inc.(1)	13,322	1,149,422
Quanta Services, Inc.	28,849	3,283,593
Valmont Industries, Inc.	3,130	735,926
		$ 8,788,425

8
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Construction Materials — 0.4%
Martin Marietta Materials, Inc.	10,435	$ 3,565,431
Vulcan Materials Co.	21,387	3,617,825
		$ 7,183,256
Consumer Finance — 2.5%
Ally Financial, Inc.	63,983	$ 3,266,332
American Express Co.	65,512	10,975,225
Capital One Financial Corp.	64,909	10,513,311
Credit Acceptance Corp.(1)(2)	1,852	1,083,976
Discover Financial Services	52,565	6,457,610
OneMain Holdings, Inc.	19,926	1,102,505
Santander Consumer USA Holdings, Inc.	11,811	492,519
SLM Corp.	58,426	1,028,298
Synchrony Financial	101,219	4,947,585
		$ 39,867,361
Containers & Packaging — 1.2%
AptarGroup, Inc.	9,466	$ 1,129,767
Ardagh Group S.A.	3,800	96,862
Avery Dennison Corp.	6,926	1,435,137
Ball Corp.	28,941	2,603,822
Berry Global Group, Inc.(1)	34,115	2,076,921
Crown Holdings, Inc.	24,673	2,486,545
Graphic Packaging Holding Co.	75,219	1,432,170
Packaging Corp. of America	20,505	2,818,207
Silgan Holdings, Inc.	20,079	770,230
Sonoco Products Co.	25,083	1,494,445
WestRock Co.	56,825	2,831,590
		$ 19,175,696
Distributors — 0.2%
Genuine Parts Co.	8,753	$ 1,061,126
LKQ Corp.(1)	40,615	2,043,747
		$ 3,104,873
Diversified Consumer Services — 0.1%
Service Corp. International	31,609	$ 1,904,758
Terminix Global Holdings, Inc.(1)	9,008	375,364
		$ 2,280,122
Diversified Financial Services — 0.1%
Voya Financial, Inc.	20,844	$ 1,279,613
		$ 1,279,613
Diversified Telecommunication Services — 3.4%
AT&T, Inc.	894,040	$ 24,148,020
Security	Shares	Value
Diversified Telecommunication Services (continued)
Iridium Communications, Inc.(1)	3,540	$ 141,069
Lumen Technologies, Inc.	179,507	2,224,092
Verizon Communications, Inc.	511,180	27,608,832
		$ 54,122,013
Electric Utilities — 2.1%
Alliant Energy Corp.	69,130	$ 3,869,897
Avangrid, Inc.(2)	19,502	947,797
Eversource Energy	65,448	5,351,028
Hawaiian Electric Industries, Inc.	31,530	1,287,370
NextEra Energy, Inc.	207,503	16,293,136
Xcel Energy, Inc.	96,937	6,058,563
		$ 33,807,791
Electrical Equipment — 1.5%
Acuity Brands, Inc.	5,126	$ 888,695
AMETEK, Inc.	12,239	1,517,758
Eaton Corp. PLC	45,280	6,760,757
Emerson Electric Co.	68,680	6,469,656
Hubbell, Inc.	9,560	1,727,205
Regal Beloit Corp.	10,459	1,572,406
Rockwell Automation, Inc.	13,224	3,888,385
Sensata Technologies Holding PLC(1)	3,869	211,712
Sunrun, Inc.(1)	26,348	1,159,312
		$ 24,195,886
Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	19,432	$ 1,423,005
Arrow Electronics, Inc.(1)	11,395	1,279,545
Coherent, Inc.(1)	4,376	1,094,394
Corning, Inc.	90,649	3,307,782
II-VI, Inc.(1)(2)	12,604	748,173
IPG Photonics Corp.(1)	386	61,142
Jabil, Inc.	23,926	1,396,561
Littelfuse, Inc.	2,651	724,439
SYNNEX Corp.	5,615	584,522
Teledyne Technologies, Inc.(1)	1,785	766,800
		$ 11,386,363
Energy Equipment & Services — 0.3%
Baker Hughes Co.	196,956	$ 4,870,722
		$ 4,870,722
Entertainment — 0.8%
AMC Entertainment Holdings, Inc., Class A(1)	85,728	$ 3,262,808
Live Nation Entertainment, Inc.(1)	9,177	836,300

9
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Entertainment (continued)
Walt Disney Co. (The)(1)	50,825	$ 8,598,065
Warner Music Group Corp., Class A	1,485	63,469
		$ 12,760,642
Food & Staples Retailing — 4.2%
Albertsons Cos., Inc., Class A	16,588	$ 516,384
BJ's Wholesale Club Holdings, Inc.(1)	20,729	1,138,437
Casey's General Stores, Inc.	8,664	1,632,731
Costco Wholesale Corp.	52,277	23,490,670
Kroger Co. (The)	136,383	5,513,965
Performance Food Group Co.(1)	28,925	1,343,856
Sysco Corp.	84,415	6,626,577
US Foods Holding Corp.(1)	50,030	1,734,040
Walmart, Inc.	181,117	25,244,087
		$ 67,240,747
Food Products — 2.9%
Beyond Meat, Inc.(1)(2)	13,141	$ 1,383,222
Bunge, Ltd.	31,848	2,589,879
Campbell Soup Co.	46,562	1,946,757
Conagra Brands, Inc.	110,600	3,746,022
Darling Ingredients, Inc.(1)	10,745	772,566
Flowers Foods, Inc.	49,392	1,167,133
General Mills, Inc.	110,216	6,593,121
Hershey Co. (The)	10,962	1,855,318
Hormel Foods Corp.(2)	49,615	2,034,215
JM Smucker Co. (The)	25,130	3,016,354
Kellogg Co.	58,301	3,726,600
Kraft Heinz Co. (The)	59,122	2,176,872
Lancaster Colony Corp.	1,144	193,119
McCormick & Co., Inc.	36,754	2,978,177
Mondelez International, Inc., Class A	187,435	10,904,968
Post Holdings, Inc.(1)	13,850	1,525,716
		$ 46,610,039
Health Care Equipment & Supplies — 2.2%
Baxter International, Inc.	27,062	$ 2,176,597
Becton, Dickinson and Co.	23,489	5,774,066
Cooper Cos., Inc. (The)	10,017	4,140,126
Danaher Corp.	12,135	3,694,379
Hill-Rom Holdings, Inc.	8,651	1,297,650
Hologic, Inc.(1)	39,882	2,943,690
Integra LifeSciences Holdings Corp.(1)	5,114	350,207
Medtronic PLC	89,578	11,228,602
Nevro Corp.(1)	5,999	698,164
STERIS PLC	4,236	865,330
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Tandem Diabetes Care, Inc.(1)	12,426	$ 1,483,416
Zimmer Biomet Holdings, Inc.	10,573	1,547,464
		$ 36,199,691
Health Care Providers & Services — 4.1%
Anthem, Inc.	33,778	$ 12,592,438
Centene Corp.(1)	102,966	6,415,811
CVS Health Corp.	177,358	15,050,600
DaVita, Inc.(1)	8,243	958,331
Encompass Health Corp.	15,691	1,177,453
HCA Healthcare, Inc.	26,802	6,505,381
Henry Schein, Inc.(1)	28,189	2,146,874
Humana, Inc.	20,363	7,924,261
Laboratory Corp. of America Holdings(1)	18,883	5,314,432
LHC Group, Inc.(1)	1,460	229,089
Molina Healthcare, Inc.(1)	11,338	3,076,113
Quest Diagnostics, Inc.	24,502	3,560,386
Select Medical Holdings Corp.	21,492	777,366
		$ 65,728,535
Health Care Technology — 0.1%
Cerner Corp.	14,078	$ 992,781
Change Healthcare, Inc.(1)	27,049	566,406
GoodRx Holdings, Inc., Class A(1)(2)	8,968	367,867
		$ 1,927,054
Hotels, Restaurants & Leisure — 0.9%
Aramark	43,262	$ 1,421,589
Darden Restaurants, Inc.	6,908	1,046,355
Expedia Group, Inc.(1)	10,541	1,727,670
Hilton Worldwide Holdings, Inc.(1)	21,370	2,823,191
Hyatt Hotels Corp., Class A(1)	185	14,264
Marriott International, Inc., Class A(1)	23,715	3,511,954
Marriott Vacations Worldwide Corp.	3,955	622,240
Royal Caribbean Cruises, Ltd.(1)	7,605	676,465
Travel + Leisure Co.	12,450	678,898
Vail Resorts, Inc.(1)	1,974	659,415
Wendy's Co. (The)	12,305	266,772
Wyndham Hotels & Resorts, Inc.	2,575	198,764
Yum! Brands, Inc.	2,047	250,369
		$ 13,897,946
Household Durables — 1.3%
D.R. Horton, Inc.	56,372	$ 4,733,557
Leggett & Platt, Inc.	19,857	890,388
Lennar Corp., Class A	54,490	5,104,623

10
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Household Durables (continued)
Mohawk Industries, Inc.(1)	8,649	$ 1,534,333
Newell Brands, Inc.	59,354	1,314,097
PulteGroup, Inc.	70,988	3,259,769
Toll Brothers, Inc.	30,711	1,698,011
TopBuild Corp.(1)	1,173	240,242
Whirlpool Corp.	8,859	1,805,996
		$ 20,581,016
Household Products — 2.4%
Church & Dwight Co., Inc.	11,398	$ 941,133
Clorox Co. (The)	7,795	1,290,930
Colgate-Palmolive Co.	31,025	2,344,869
Kimberly-Clark Corp.	40,258	5,331,770
Procter & Gamble Co. (The)	200,429	28,019,974
Reynolds Consumer Products, Inc.	7,796	213,143
		$ 38,141,819
Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	128,637	$ 2,936,783
Brookfield Renewable Corp., Class A	34,112	1,323,887
Clearway Energy, Inc., Class C	19,954	604,007
		$ 4,864,677
Industrial Conglomerates — 0.8%
3M Co.	65,519	$ 11,493,343
Roper Technologies, Inc.	2,575	1,148,785
		$ 12,642,128
Insurance — 5.4%
Aflac, Inc.	110,747	$ 5,773,241
Alleghany Corp.(1)	2,461	1,536,673
Allstate Corp. (The)	52,015	6,622,030
American Financial Group, Inc.	12,216	1,537,139
American International Group, Inc.	136,381	7,485,953
Arch Capital Group, Ltd.(1)	68,781	2,626,059
Assurant, Inc.	10,906	1,720,422
Brown & Brown, Inc.	21,566	1,195,835
Enstar Group, Ltd.(1)	2,713	636,822
Erie Indemnity Co., Class A	1,240	221,241
Everest Re Group, Ltd.	7,158	1,795,083
First American Financial Corp.	19,659	1,318,136
Globe Life, Inc.	18,328	1,631,742
Hanover Insurance Group, Inc. (The)	6,448	835,790
Hartford Financial Services Group, Inc. (The)	61,223	4,300,916
Kemper Corp.	10,266	685,666
Lincoln National Corp.	32,060	2,204,125
Security	Shares	Value
Insurance (continued)
Marsh & McLennan Cos., Inc.	34,772	$ 5,265,524
MetLife, Inc.	86,300	5,327,299
Primerica, Inc.	5,740	881,836
Principal Financial Group, Inc.	47,116	3,034,270
Progressive Corp. (The)	92,545	8,365,143
Prudential Financial, Inc.	67,541	7,105,313
Reinsurance Group of America, Inc.	12,583	1,399,985
RenaissanceRe Holdings, Ltd.	9,046	1,261,012
RLI Corp.	5,553	556,799
Travelers Cos., Inc. (The)	44,184	6,716,410
Unum Group	33,654	843,369
Willis Towers Watson PLC	16,748	3,893,240
		$ 86,777,073
Interactive Media & Services — 0.5%
Angi, Inc.(1)	645	$ 7,959
IAC/InterActiveCorp. (1)	13,863	1,806,210
Pinterest, Inc., Class A(1)	92,439	4,709,767
Snap, Inc., Class A(1)	14,148	1,045,113
TripAdvisor, Inc.(1)	11,036	373,569
		$ 7,942,618
Internet & Direct Marketing Retail — 0.1%
eBay, Inc.	13,638	$ 950,159
Qurate Retail, Inc., Series A	51,531	525,101
Stitch Fix, Inc., Class A(1)	110	4,395
		$ 1,479,655
IT Services — 3.1%
Accenture PLC, Class A	11,303	$ 3,616,056
Alliance Data Systems Corp.	7,598	766,562
Amdocs, Ltd.	21,720	1,644,421
Automatic Data Processing, Inc.	34,356	6,868,452
Broadridge Financial Solutions, Inc.	3,396	565,909
Cognizant Technology Solutions Corp., Class A	55,283	4,102,551
DXC Technology Co.(1)	41,258	1,386,681
Euronet Worldwide, Inc.(1)	77	9,801
Fastly, Inc., Class A(1)(2)	17,350	701,634
Fidelity National Information Services, Inc.	81,886	9,963,889
Genpact, Ltd.	10,391	493,676
International Business Machines Corp.	118,750	16,497,938
Jack Henry & Associates, Inc.	1,295	212,458
MAXIMUS, Inc.	6,627	551,366
Paychex, Inc.	19,699	2,215,153
Switch, Inc., Class A	26,067	661,841

11
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
IT Services (continued)
TTEC Holdings, Inc.	200	$ 18,706
		$ 50,277,094
Leisure Products — 0.2%
Brunswick Corp.	14,446	$ 1,376,270
Callaway Golf Co.(1)	17,042	470,871
Hasbro, Inc.	16,772	1,496,398
Mattel, Inc.(1)	31,727	588,853
		$ 3,932,392
Life Sciences Tools & Services — 0.2%
Adaptive Biotechnologies Corp.(1)	18,357	$ 623,955
Bio-Rad Laboratories, Inc., Class A(1)	4,155	3,099,422
Syneos Health, Inc.(1)	3,307	289,296
		$ 4,012,673
Machinery — 4.9%
AGCO Corp.	15,234	$ 1,866,622
Caterpillar, Inc.	42,863	8,228,410
Chart Industries, Inc.(1)	3,168	605,436
CNH Industrial NV	204,345	3,394,170
Crane Co.	10,994	1,042,341
Cummins, Inc.	23,785	5,341,160
Deere & Co.	22,164	7,426,491
Donaldson Co., Inc.	12,594	723,022
Dover Corp.	22,786	3,543,223
Flowserve Corp.	30,971	1,073,765
Fortive Corp.	73,943	5,218,157
IDEX Corp.	4,213	871,880
Illinois Tool Works, Inc.	21,695	4,482,838
Ingersoll Rand, Inc.(1)	46,598	2,349,005
John Bean Technologies Corp.	1,870	262,828
Lincoln Electric Holdings, Inc.	4,604	592,949
Middleby Corp. (The)(1)	1,490	254,060
Nordson Corp.	2,837	675,632
Oshkosh Corp.	16,260	1,664,536
Otis Worldwide Corp.	19,399	1,596,150
PACCAR, Inc.	68,253	5,386,527
Parker-Hannifin Corp.	17,109	4,784,019
Pentair PLC	31,563	2,292,421
RBC Bearings, Inc.(1)	1,564	331,881
Snap-on, Inc.	6,795	1,419,815
Stanley Black & Decker, Inc.	29,380	5,150,608
Timken Co. (The)	15,825	1,035,271
Toro Co. (The)	1,805	175,825
Watts Water Technologies, Inc., Class A	3,208	539,233
Security	Shares	Value
Machinery (continued)
Westinghouse Air Brake Technologies Corp.	45,668	$ 3,937,038
Woodward, Inc.	6,738	762,742
Xylem, Inc.	9,985	1,234,945
		$ 78,263,000
Media — 2.8%
Altice USA, Inc., Class A(1)	9,123	$ 189,029
Cable One, Inc.	135	244,772
Charter Communications, Inc., Class A(1)	5,591	4,067,788
Comcast Corp., Class A	541,801	30,302,930
Discovery, Inc., Class A(1)	34,817	883,655
Interpublic Group of Cos., Inc. (The)	70,173	2,573,244
Omnicom Group, Inc.	39,256	2,844,490
ViacomCBS, Inc., Class B	110,697	4,373,638
		$ 45,479,546
Metals & Mining — 0.7%
Nucor Corp.	53,622	$ 5,281,231
Reliance Steel & Aluminum Co.	20,866	2,971,736
Steel Dynamics, Inc.	58,042	3,394,296
		$ 11,647,263
Multiline Retail — 1.1%
Dollar General Corp.	19,244	$ 4,082,422
Kohl's Corp.	21,883	1,030,471
Macy's, Inc.	43,122	974,557
Nordstrom, Inc.(1)(2)	14,261	377,203
Ollie's Bargain Outlet Holdings, Inc.(1)(2)	1,025	61,787
Target Corp.	52,106	11,920,290
		$ 18,446,730
Multi-Utilities — 1.3%
Ameren Corp.	58,091	$ 4,705,371
CMS Energy Corp.	71,194	4,252,418
Consolidated Edison, Inc.	72,975	5,297,255
Sempra Energy	54,273	6,865,534
		$ 21,120,578
Oil, Gas & Consumable Fuels — 0.0%(3)
New Fortress Energy, Inc.(2)	11,336	$ 314,574
		$ 314,574
Paper & Forest Products — 0.0%(3)
Louisiana-Pacific Corp.	8,076	$ 495,624
		$ 495,624

12
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Personal Products — 0.0%(3)
Coty, Inc., Class A(1)	35,111	$ 275,972
		$ 275,972
Pharmaceuticals — 2.6%
Bristol-Myers Squibb Co.	19,824	$ 1,172,986
Catalent, Inc.(1)	2,853	379,649
Elanco Animal Health, Inc.(1)	39,022	1,244,412
Jazz Pharmaceuticals PLC(1)	3,966	516,413
Merck & Co., Inc.	70,974	5,330,857
Organon & Co.	9,531	312,521
Perrigo Co. PLC	29,544	1,398,318
Pfizer, Inc.	684,615	29,445,291
Reata Pharmaceuticals, Inc., Class A(1)(2)	5,452	548,526
Royalty Pharma PLC, Class A	47,918	1,731,756
		$ 42,080,729
Professional Services — 0.4%
ASGN, Inc.(1)	5,666	$ 641,051
Booz Allen Hamilton Holding Corp.	16,960	1,345,776
Dun & Bradstreet Holdings, Inc.(1)(2)	50	841
FTI Consulting, Inc.(1)	3,199	430,905
ManpowerGroup, Inc.	9,966	1,079,119
Robert Half International, Inc.	6,780	680,237
Science Applications International Corp.	8,855	757,634
TriNet Group, Inc.(1)	5,550	524,919
Upwork, Inc.(1)	5,697	256,536
		$ 5,717,018
Real Estate Management & Development — 0.5%
CBRE Group, Inc., Class A(1)	30,355	$ 2,955,363
Howard Hughes Corp. (The)(1)	11,375	998,839
Jones Lang LaSalle, Inc.(1)	13,682	3,394,367
		$ 7,348,569
Road & Rail — 1.1%
J.B. Hunt Transport Services, Inc.	3,517	$ 588,113
Kansas City Southern	2,318	627,344
Knight-Swift Transportation Holdings, Inc.	25,194	1,288,673
Landstar System, Inc.	726	114,577
Norfolk Southern Corp.	25,748	6,160,209
Union Pacific Corp.	47,530	9,316,355
		$ 18,095,271
Semiconductors & Semiconductor Equipment — 2.7%
Amkor Technology, Inc.	15,472	$ 386,026
Analog Devices, Inc.	36,875	6,175,825
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Broadcom, Inc.	10,373	$ 5,030,179
Cree, Inc.(1)	14,917	1,204,249
First Solar, Inc.(1)	27,122	2,589,066
Intel Corp.	470,632	25,075,273
Marvell Technology, Inc.	41,077	2,477,354
MKS Instruments, Inc.	3,383	510,529
ON Semiconductor Corp.(1)	1,850	84,674
Skyworks Solutions, Inc.	1,738	286,388
		$ 43,819,563
Software — 1.3%
Altair Engineering, Inc., Class A(1)	4,025	$ 277,484
Anaplan, Inc.(1)	5,190	316,019
Appian Corp.(1)(2)	2,504	231,645
Black Knight, Inc.(1)	6,707	482,904
CDK Global, Inc.	18,603	791,558
Cloudera, Inc.(1)	24,137	385,468
CrowdStrike Holdings, Inc., Class A(1)	30,547	7,507,842
Dolby Laboratories, Inc., Class A	3,541	311,608
Dropbox, Inc., Class A(1)	51,023	1,490,892
Duck Creek Technologies, Inc.(1)	1,300	57,512
Elastic NV(1)	12,093	1,801,736
Guidewire Software, Inc.(1)	445	52,897
nCino, Inc.(1)	9,395	667,327
NCR Corp.(1)	9,090	352,328
NortonLifeLock, Inc.	51,756	1,309,427
Nutanix, Inc., Class A(1)	33,267	1,254,166
Oracle Corp.	23,594	2,055,745
Pegasystems, Inc.	541	68,761
Q2 Holdings, Inc.(1)	45	3,606
Splunk, Inc.(1)	195	28,218
Varonis Systems, Inc.(1)	18,194	1,107,105
Workiva, Inc.(1)	545	76,823
Ziff Davis, Inc.(1)	230	31,423
		$ 20,662,494
Specialty Retail — 1.6%
Advance Auto Parts, Inc.	9,627	$ 2,010,984
American Eagle Outfitters, Inc.(2)	7,234	186,637
AutoNation, Inc.(1)	8,297	1,010,243
AutoZone, Inc.(1)	119	202,061
Bath & Body Works, Inc.	32,548	2,051,500
Bed Bath & Beyond, Inc.(1)	16,917	292,241
Best Buy Co., Inc.	32,322	3,416,759
CarMax, Inc.(1)	21,380	2,735,785
Carvana Co.(1)(2)	1,695	511,110

13
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Specialty Retail (continued)
Dick's Sporting Goods, Inc.(2)	9,935	$ 1,189,915
Foot Locker, Inc.	14,520	662,983
GameStop Corp., Class A(1)	7,265	1,274,790
Gap, Inc. (The)	27,759	630,129
Home Depot, Inc. (The)	1,131	371,262
Lithia Motors, Inc., Class A	4,428	1,403,853
Lowe's Cos., Inc.	23,641	4,795,812
Penske Automotive Group, Inc.	4,750	477,850
TJX Cos., Inc. (The)	13,419	885,386
Tractor Supply Co.	1,304	264,203
Ulta Beauty, Inc.(1)	549	198,145
Victoria's Secret & Co.(1)	9,981	551,550
Vroom, Inc.(1)(2)	15,067	332,529
Williams-Sonoma, Inc.	4,061	720,137
		$ 26,175,864
Technology Hardware, Storage & Peripherals — 1.0%
Dell Technologies, Inc., Class C(1)	37,991	$ 3,952,584
Hewlett Packard Enterprise Co.	213,911	3,048,232
HP, Inc.	203,381	5,564,504
NetApp, Inc.	6,666	598,340
Pure Storage, Inc., Class A(1)	9,413	236,831
Seagate Technology Holdings PLC	19,427	1,603,116
Xerox Holdings Corp.	31,866	642,737
		$ 15,646,344
Textiles, Apparel & Luxury Goods — 0.2%
Capri Holdings, Ltd.(1)	10,673	$ 516,680
Columbia Sportswear Co.	2,111	202,318
Hanesbrands, Inc.	8,890	152,552
Levi Strauss & Co., Class A	3,689	90,417
Ralph Lauren Corp.	3,716	412,625
Skechers USA, Inc., Class A(1)	5,786	243,706
Tapestry, Inc.	22,288	825,102
Under Armour, Inc., Class A(1)	21,805	440,025
VF Corp.	7,522	503,899
		$ 3,387,324
Thrifts & Mortgage Finance — 0.2%
Essent Group, Ltd.	18,226	$ 802,126
MGIC Investment Corp.	60,056	898,438
New York Community Bancorp, Inc.	83,325	1,072,393
TFS Financial Corp.	12,192	232,379
		$ 3,005,336
Security	Shares	Value
Trading Companies & Distributors — 0.3%
Air Lease Corp.	27,890	$ 1,097,193
Fastenal Co.	5,327	274,926
MSC Industrial Direct Co., Inc., Class A	10,454	838,306
United Rentals, Inc.(1)	3,800	1,333,534
Univar Solutions, Inc.(1)	23,659	563,557
W.W. Grainger, Inc.	1,542	606,099
WESCO International, Inc.(1)	2,933	338,234
		$ 5,051,849
Water Utilities — 0.4%
American Water Works Co., Inc.	26,341	$ 4,452,683
Essential Utilities, Inc.	56,313	2,594,903
		$ 7,047,586
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc.(1)	60,884	$ 7,778,540
		$ 7,778,540
Total Common Stocks (identified cost $1,330,293,568)		$1,601,681,540

Short-Term Investments — 0.4%
Affiliated Fund — 0.2%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(4)	2,904,376	$ 2,904,666
Total Affiliated Fund (identified cost $2,904,376)		$ 2,904,666
Securities Lending Collateral — 0.2%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(5)	2,992,219	$ 2,992,219
Total Securities Lending Collateral (identified cost $2,992,219)		$ 2,992,219
Total Short-Term Investments (identified cost $5,896,595)		$ 5,896,885
Total Investments — 99.8% (identified cost $1,336,190,163)		$1,607,578,425
Other Assets, Less Liabilities — 0.2%		$ 3,550,738
Net Assets — 100.0%		$1,611,129,163

14
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $9,670,236.
(3)	Amount is less than 0.05%.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(5)	Represents investment of cash collateral received in connection with securities lending.
15
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Statement of Assets and Liabilities

September 30, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $1,333,285,787) - including $9,670,236 of securities on loan	$ 1,604,673,759
Investments in securities of affiliated issuers, at value (identified cost $2,904,376)	2,904,666
Receivable for capital shares sold	6,083,623
Dividends receivable	1,533,103
Dividends receivable - affiliated	137
Securities lending income receivable	1,455
Receivable from affiliate	261,968
Directors' deferred compensation plan	197,279
Total assets	$1,615,655,990
Liabilities
Payable for capital shares redeemed	$ 640,703
Deposits for securities loaned	2,992,219
Payable to affiliates:
Investment advisory fee	160,337
Administrative fee	160,337
Distribution and service fees	18,122
Sub-transfer agency fee	3,005
Directors' deferred compensation plan	197,279
Accrued expenses	354,825
Total liabilities	$ 4,526,827
Net Assets	$1,611,129,163
Sources of Net Assets
Paid-in capital	$ 1,290,852,907
Distributable earnings	320,276,256
Total	$1,611,129,163
Class A Shares
Net Assets	$ 87,084,655
Shares Outstanding	2,835,229
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 30.72
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 32.25
Class I Shares
Net Assets	$ 1,524,044,508
Shares Outstanding	49,282,225
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 30.92

On sales of $50,000 or more, the offering price of Class A shares is reduced.
16
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Statement of Operations

Year Ended
September 30, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $3,542)	$ 25,769,281
Dividend income - affiliated issuers	3,351
Securities lending income, net	32,352
Total investment income	$ 25,804,984
Expenses
Investment advisory fee	$ 1,490,886
Administrative fee	1,490,886
Distribution and service fees:
Class A	180,995
Directors' fees and expenses	53,368
Custodian fees	36,724
Transfer agency fees and expenses	870,012
Accounting fees	266,222
Professional fees	63,420
Registration fees	141,771
Reports to shareholders	54,238
Miscellaneous	38,150
Total expenses	$ 4,686,672
Waiver and/or reimbursement of expenses by affiliate	$ (1,518,557)
Net expenses	$ 3,168,115
Net investment income	$ 22,636,869
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 50,405,726
Investment securities - affiliated issuers	5
Net realized gain	$ 50,405,731
Change in unrealized appreciation (depreciation):
Investment securities	$ 229,936,932
Investment securities - affiliated issuers	290
Net change in unrealized appreciation (depreciation)	$229,937,222
Net realized and unrealized gain	$280,342,953
Net increase in net assets from operations	$302,979,822
17
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 22,636,869	$ 12,490,315
Net realized gain (loss)	50,405,731	(6,803,995)
Net change in unrealized appreciation (depreciation)	229,937,222	11,843,070
Net increase in net assets from operations	$ 302,979,822	$ 17,529,390
Distributions to shareholders:
Class A	$ (925,166)	$ (1,099,890)
Class I	(16,192,879)	(9,535,771)
Total distributions to shareholders	$ (17,118,045)	$ (10,635,661)
Capital share transactions:
Class A	$ 21,684,760	$ (3,711,209)
Class I	586,920,360	291,598,809
Net increase in net assets from capital share transactions	$ 608,605,120	$287,887,600
Net increase in net assets	$ 894,466,897	$294,781,329
Net Assets
At beginning of year	$ 716,662,266	$ 421,880,937
At end of year	$1,611,129,163	$716,662,266
18
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Financial Highlights

	Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 23.00	$ 23.38	$ 23.60	$ 23.02	$ 20.10
Income (Loss) From Operations
Net investment income(1)	$ 0.46	$ 0.46	$ 0.43	$ 0.41	$ 0.46
Net realized and unrealized gain (loss)	7.69	(0.35)	0.25	1.68	2.87
Total income from operations	$ 8.15	$ 0.11	$ 0.68	$ 2.09	$ 3.33
Less Distributions
From net investment income	$ (0.33)	$ (0.34)	$ (0.34)	$ (0.35)	$ (0.35)
From net realized gain	(0.10)	(0.15)	(0.56)	(1.16)	(0.06)
Total distributions	$ (0.43)	$ (0.49)	$ (0.90)	$ (1.51)	$ (0.41)
Net asset value — End of year	$ 30.72	$ 23.00	$ 23.38	$ 23.60	$ 23.02
Total Return(2)	35.76%	0.35%	3.18%	9.30%	16.72%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$87,085	$47,993	$52,888	$44,047	$33,233
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.61%	0.63%	0.68%	0.71%	0.84%
Net expenses	0.49%	0.49%	0.51%	0.57%	0.57%
Net investment income	1.59%	2.07%	1.95%	1.80%	2.09%
Portfolio Turnover	34%	32%	39%	67%	73%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
19
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 23.16	$ 23.53	$ 23.74	$ 23.12	$ 20.18
Income (Loss) From Operations
Net investment income(1)	$ 0.54	$ 0.52	$ 0.50	$ 0.50	$ 0.53
Net realized and unrealized gain (loss)	7.72	(0.35)	0.25	1.67	2.89
Total income from operations	$ 8.26	$ 0.17	$ 0.75	$ 2.17	$ 3.42
Less Distributions
From net investment income	$ (0.40)	$ (0.39)	$ (0.40)	$ (0.39)	$ (0.42)
From net realized gain	(0.10)	(0.15)	(0.56)	(1.16)	(0.06)
Total distributions	$ (0.50)	$ (0.54)	$ (0.96)	$ (1.55)	$ (0.48)
Net asset value — End of year	$ 30.92	$ 23.16	$ 23.53	$ 23.74	$ 23.12
Total Return(2)	36.03%	0.63%	3.46%	9.67%	17.15%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,524,045	$668,670	$368,993	$254,809	$85,240
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.36%	0.38%	0.43%	0.47%	0.46%
Net expenses	0.24%	0.24%	0.23%	0.22%	0.22%
Net investment income	1.83%	2.31%	2.22%	2.15%	2.43%
Portfolio Turnover	34%	32%	39%	67%	73%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
20
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Large-Cap Value Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Value Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
21

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 1,601,681,540(1)	$ —	$ —	$ 1,601,681,540
Short-Term Investments:
Affiliated Fund	—	2,904,666	—	2,904,666
Securities Lending Collateral	2,992,219	—	—	2,992,219
Total Investments	$1,604,673,759	$2,904,666	$ —	$1,607,578,425

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2021, the investment advisory fee amounted to $1,490,886. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49% and 0.24% for Class A and Class I, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, CRM waived or reimbursed expenses of $1,518,557.
22

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $1,490,886.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2021 amounted to $180,995 for Class A shares.
The Fund was informed that EVD received $65,417 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2021. The Fund was also informed that EVD received $107 of contingent deferred sales charges paid by Class A shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $16,817 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, the Fund’s allocated portion of the Advisory Council compensation and fees was $983, which is included in miscellaneous expense on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,028,932,378 and $418,573,075, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Year Ended September 30,
	2021	2020
Ordinary income	$17,118,045	$7,689,903
Long-term capital gains	$ —	$2,945,758
During the year ended September 30, 2021, distributable earnings was decreased by $4,111,006 and paid-in capital was increased by $4,111,006 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
23

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

Undistributed ordinary income	$ 46,777,316
Undistributed long-term capital gains	19,643,719
Net unrealized appreciation	253,855,221
Distributable earnings	$320,276,256
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,353,723,204
Gross unrealized appreciation	$ 274,687,284
Gross unrealized depreciation	(20,832,063)
Net unrealized appreciation	$ 253,855,221
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2021, the total value of securities on loan was $9,670,236 and the total value of collateral received was $10,084,026, comprised of cash of $2,992,219 and U.S. government and/or agencies securities of $7,091,807.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$2,992,219	$ —	$ —	$ —	$2,992,219
The carrying amount of the liability for deposits for securities loaned at September 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021.
24

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2021. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.
7  Affiliated Funds
At September 30, 2021, the value of the Fund’s investment in affiliated funds was $2,904,666, which represents 0.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$67,939	$301,059,498	$(298,223,066)	$5	$290	$2,904,666	$3,351	2,904,376
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,412,939	$ 41,232,135	1,014,961	$ 22,063,690
Reinvestment of distributions	33,486	882,678	37,527	904,779
Shares redeemed	(697,897)	(20,430,053)	(1,227,904)	(26,679,678)
Net increase (decrease)	748,528	$ 21,684,760	(175,416)	$ (3,711,209)
Class I
Shares sold	26,818,715	$ 776,795,889	17,942,510	$ 391,152,511
Reinvestment of distributions	448,118	11,870,655	283,192	6,858,915
Shares redeemed	(6,861,149)	(201,746,184)	(5,028,475)	(106,412,617)
Net increase	20,405,684	$ 586,920,360	13,197,227	$ 291,598,809
25

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
10  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
26

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Large-Cap Value Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Value Responsible Index Fund (the "Fund") (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and changes in its net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
27

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Fund designates approximately $13,442,663, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2021 ordinary income dividends, 73.93% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $20,871,299 or, if subsequently determined to be different, the net capital gain of such year.
28

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
29

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member's retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
30

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
31

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

32

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
33

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
34

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24191     9.30.21

Calvert
US Mid-Cap Core Responsible Index Fund
Annual Report
September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2021
Calvert
US Mid-Cap Core Responsible Index Fund

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2020 was notable for an equity rally that began in November 2020, paused in January 2021, and then continued through the following summer. In the final month of the period, however, negative economic news overwhelmed the investor optimism that had driven markets for much of the period. In September 2021, the broad-market S&P 500® Index endured its worst month since March 2020, and many other U.S. indexes declined as well.
Nonetheless, for the period as a whole, broad U.S. indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.
The virus, however, continued to have a firm grip on the U.S. and global economies. Disease rates advanced and declined with third and fourth waves of COVID infections. Worker shortages led to global supply chain issues. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealerships short of vehicles to sell. Those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. economy had seen in years. Although U.S. Federal Reserve (the Fed) Chairman Jerome Powell and U.S. Treasury Secretary Janet Yellen expressed the view that inflation would likely be transitory, inflation nonetheless became a key concern for investors during the period.
While the last month of the period began auspiciously — with both the S&P 500® Index and Nasdaq Composite Index closing at all-time highs in the first days of September — the news for investors quickly turned negative. The U.S. Labor Department’s release of August job numbers showed that only 235,000 jobs had been created — a significant slowdown from earlier in the summer. COVID-19 infections rose again across the U.S. After its September meeting, the Fed indicated it might start to taper its bond purchases — which had stimulated the economy earlier — and possibly raise interest rates in 2022, a year sooner than it had previously projected. This combination of factors led investors to abandon — at least temporarily — the optimistic attitude that had driven stock prices upward during most of the period.
Despite a rough September, major U.S. indexes delivered double-digit returns for the one-year period as a whole. The S&P 500® Index, a broad measure of U.S. stocks, returned 30.00%; the blue-chip Dow Jones Industrial Average® was up 24.15%; and the technology-laden Nasdaq Composite Index rose 30.26%. Large-cap U.S. stocks, as measured by the Russell 1000®Index, underperformed their small-cap counterparts, as measured by the Russell 2000® Index, and value stocks outperformed growth stocks across the market-cap spectrum during the period.
Fund Performance
For the 12-month period ended September 30, 2021, Calvert US Mid-Cap Core Responsible Index Fund (the Fund) returned 37.14% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell Midcap® Index (the Russell Index), which returned 38.11%; and underperformed its secondary benchmark, the Calvert US Mid-Cap Core Responsible Index (the Calvert Index), which returned 38.17% during the period.
The Fund’s underperformance versus the Calvert Index was due primarily to Fund expenses and fees, which the Calvert Index does not incur.
All of the Fund’s 11 market sectors delivered positive returns during the period. The strongest-performing sectors were real estate, energy, and financials. The weakest-performing sectors were consumer staples, utilities, and health care.
The Fund’s underweight exposure to the energy sector relative to the Russell Index detracted from performance versus the Russell Index. The energy sector performed strongly as demand and prices recovered during the period from pandemic-induced lows in the first half of 2020. The Fund’s overweight exposure relative to the Russell Index and stock selections in the health care sector, as well as stock selections in the materials sector, also detracted from returns relative to the Russell Index during the period.
Within the health care sector, the Fund’s position in biotech firm Biogen, Inc. (Biogen), which was not represented in the Russell Index, detracted from performance relative to the Russell Index. Biogen’s new Alzheimer’s drug debuted to disappointing sales during the period, despite receiving approval from the U.S. Food and Drug Administration. As a result, Biogen’s stock price declined during the period.
In the materials sector, not owning Russell Index component and mining firm Freeport-McMoRan, Inc. (Freeport-McMoRan) hurt performance versus the Russell Index as well. Freeport-McMoRan is one of the world’s largest copper producers, and its stock more than doubled during the period as copper demand and prices surged with the global economic rebound.
In contrast, stock selections and an underweight exposure to the utilities sector contributed to Fund performance versus the Russell Index, as equity investors appeared to favor more cyclical sectors in the recovering global economy. Within the utilities sector, not owning Russell Index component WEC Energy Group, Inc. (WEC), a Milwaukee-based electricity and natural gas utility, helped Fund returns relative to the Russell Index as WEC’s stock price declined during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Performance

Portfolio Manager Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/30/2015	10/30/2015	37.14%	15.50%	14.16%
Class A with 4.75% Maximum Sales Charge	—	—	30.65	14.38	13.22
Class I at NAV	10/30/2015	10/30/2015	37.49	15.84	14.51

Russell Midcap® Index	—	—	38.11%	14.38%	13.41%
Calvert US Mid-Cap Core Responsible Index	—	—	38.17	16.16	14.86

% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	0.77%	0.52%
Net	0.49	0.24
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$100,000	10/30/2015	$223,091	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
DexCom, Inc.	0.6%
Chipotle Mexican Grill, Inc.	0.6
Marvell Technology, Inc.	0.6
MSCI, Inc.	0.6
DocuSign, Inc.	0.6
Palo Alto Networks, Inc.	0.5
Synopsys, Inc.	0.5
Carrier Global Corp.	0.5
Amphenol Corp., Class A	0.5
Match Group, Inc.	0.5
Total	5.5%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
4

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell Midcap® Index is an unmanaged index of U.S. mid-cap stocks. Calvert US Mid-Cap Core Responsible Index (the “Calvert Index”) is composed of common stocks of mid-sized companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Mid-size companies are the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts, business development companies and approximately the 200 largest publicly traded U.S. companies. The Calvert Principles of Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large- cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,052.90	$2.52 **	0.49%
Class I	$1,000.00	$1,054.30	$1.24 **	0.24%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48 **	0.49%
Class I	$1,000.00	$1,023.87	$1.22 **	0.24%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments

Common Stocks — 99.6%

Security	Shares	Value
Aerospace & Defense — 0.4%
Axon Enterprise, Inc.(1)	2,769	$ 484,630
Curtiss-Wright Corp.	1,702	214,758
HEICO Corp.	1,931	254,641
Hexcel Corp.(1)	3,684	218,793
		$ 1,172,822
Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	5,597	$ 486,939
Expeditors International of Washington, Inc.	7,272	866,313
GXO Logistics, Inc.(1)	4,329	339,567
		$ 1,692,819
Airlines — 1.1%
Alaska Air Group, Inc.(1)	5,159	$ 302,318
American Airlines Group, Inc.(1)	27,338	560,976
Delta Air Lines, Inc.(1)	26,112	1,112,632
JetBlue Airways Corp.(1)	14,173	216,705
Southwest Airlines Co.(1)	24,040	1,236,377
		$ 3,429,008
Auto Components — 0.5%
Autoliv, Inc.	3,700	$ 317,164
BorgWarner, Inc.	10,009	432,489
Gentex Corp.	10,000	329,800
Lear Corp.	2,673	418,271
		$ 1,497,724
Automobiles — 0.2%
Harley-Davidson, Inc.	6,402	$ 234,377
Thor Industries, Inc.	2,406	295,361
		$ 529,738
Banks — 4.8%
Bank OZK	5,012	$ 215,416
BOK Financial Corp.	1,310	117,310
CIT Group, Inc.	3,595	186,760
Citizens Financial Group, Inc.	16,807	789,593
Comerica, Inc.	5,346	430,353
Commerce Bancshares, Inc.	4,507	314,048
Cullen/Frost Bankers, Inc.	2,314	274,487
East West Bancorp, Inc.	5,536	429,261
Fifth Third Bancorp	26,458	1,122,878
First Citizens Bancshares, Inc., Class A	240	202,361
First Financial Bankshares, Inc.	5,043	231,726
Security	Shares	Value
Banks (continued)
First Horizon Corp.	20,468	$ 333,424
First Republic Bank	6,944	1,339,359
Glacier Bancorp, Inc.	3,637	201,308
Huntington Bancshares, Inc.	56,438	872,531
KeyCorp	37,712	815,333
M&T Bank Corp.	4,889	730,123
PacWest Bancorp	4,245	192,383
People's United Financial, Inc.	16,726	292,203
Pinnacle Financial Partners, Inc.	2,774	260,978
Popular, Inc.	3,185	247,379
Prosperity Bancshares, Inc.	3,643	259,127
Regions Financial Corp.	37,740	804,239
Signature Bank	2,194	597,382
SouthState Corp.	2,576	192,350
Sterling Bancorp	7,214	180,061
SVB Financial Group(1)	2,297	1,485,883
Synovus Financial Corp.	5,864	257,371
UMB Financial Corp.	1,694	163,827
United Bankshares, Inc.	4,647	169,058
Valley National Bancorp	16,221	215,902
Webster Financial Corp.	3,372	183,639
Western Alliance Bancorp	3,945	429,295
Wintrust Financial Corp.	2,154	173,117
Zions Bancorp NA	6,295	389,598
		$ 15,100,063
Biotechnology — 3.3%
Acceleron Pharma, Inc.(1)	2,158	$ 371,392
Allakos, Inc.(1)	1,282	135,725
Alnylam Pharmaceuticals, Inc.(1)	4,700	887,407
Arrowhead Pharmaceuticals, Inc.(1)	3,617	225,809
Biogen, Inc.(1)	5,527	1,564,086
Biohaven Pharmaceutical Holding Co., Ltd.(1)	2,412	335,051
BioMarin Pharmaceutical, Inc.(1)	7,243	559,811
Blueprint Medicines Corp.(1)	2,220	228,238
Bridgebio Pharma, Inc.(1)(2)	4,427	207,493
Denali Therapeutics, Inc.(1)	3,481	175,616
Exact Sciences Corp.(1)	6,844	653,260
Exelixis, Inc.(1)	11,998	253,638
Halozyme Therapeutics, Inc.(1)	5,289	215,156
Horizon Therapeutics PLC(1)	9,020	988,051
Incyte Corp.(1)	7,477	514,268
Ionis Pharmaceuticals, Inc.(1)	5,500	184,470
Mirati Therapeutics, Inc.(1)	1,939	343,028
Natera, Inc.(1)	3,247	361,846
Neurocrine Biosciences, Inc.(1)	3,701	354,963
Sarepta Therapeutics, Inc.(1)	3,129	289,370

7
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Seagen, Inc.(1)	5,317	$ 902,827
Ultragenyx Pharmaceutical, Inc.(1)	2,345	211,496
United Therapeutics Corp.(1)	1,841	339,812
Vir Biotechnology, Inc.(1)	2,698	117,417
		$ 10,420,230
Building Products — 2.0%
Advanced Drainage Systems, Inc.	2,369	$ 256,255
Allegion PLC	3,886	513,651
Armstrong World Industries, Inc.	1,580	150,843
AZEK Co., Inc. (The)(1)	5,084	185,719
Carlisle Cos., Inc.	2,874	571,322
Carrier Global Corp.	31,920	1,652,179
Fortune Brands Home & Security, Inc.	5,151	460,602
Lennox International, Inc.	1,385	407,425
Masco Corp.	9,207	511,449
Owens Corning	5,729	489,830
Trex Co., Inc.(1)	4,148	422,806
UFP Industries, Inc.	2,293	155,878
Zurn Water Solutions Corp.	5,296	340,480
		$ 6,118,439
Capital Markets — 4.4%
Affiliated Managers Group, Inc.	1,550	$ 234,189
Ameriprise Financial, Inc.	4,473	1,181,409
Ares Management Corp., Class A	4,471	330,094
Cboe Global Markets, Inc.	4,009	496,555
Evercore, Inc., Class A	1,439	192,351
FactSet Research Systems, Inc.	1,808	713,762
Franklin Resources, Inc.	10,793	320,768
Hamilton Lane, Inc., Class A	1,564	132,658
Houlihan Lokey, Inc.	1,775	163,478
Interactive Brokers Group, Inc., Class A	3,628	226,170
Invesco, Ltd.	14,112	340,240
Jefferies Financial Group, Inc.	8,665	321,731
KKR & Co., Inc.	21,977	1,337,960
Lazard, Ltd., Class A	4,450	203,810
LPL Financial Holdings, Inc.	3,113	487,994
MarketAxess Holdings, Inc.	1,437	604,532
Morningstar, Inc.	1,172	303,583
MSCI, Inc.	2,969	1,806,161
Nasdaq, Inc.	4,601	888,085
Northern Trust Corp.	8,093	872,506
Raymond James Financial, Inc.	7,268	670,691
SEI Investments Co.	4,676	277,287
State Street Corp.	13,191	1,117,542
Security	Shares	Value
Capital Markets (continued)
Stifel Financial Corp.	4,055	$ 275,578
Tradeweb Markets, Inc., Class A	3,862	311,972
Virtu Financial, Inc., Class A	3,891	95,057
		$ 13,906,163
Chemicals — 1.5%
Ashland Global Holdings, Inc.	2,568	$ 228,860
Avient Corp.	3,787	175,528
Axalta Coating Systems, Ltd.(1)	9,273	270,679
Celanese Corp.	4,689	706,351
Eastman Chemical Co.	5,811	585,400
FMC Corp.	5,688	520,793
Huntsman Corp.	8,695	257,285
International Flavors & Fragrances, Inc.	9,677	1,294,008
Mosaic Co. (The)	14,865	530,978
		$ 4,569,882
Commercial Services & Supplies — 1.6%
ADT, Inc.	6,957	$ 56,282
Cintas Corp.	3,235	1,231,435
Clean Harbors, Inc.(1)	3,063	318,154
Copart, Inc.(1)	7,832	1,086,455
IAA, Inc.(1)	4,735	258,389
MSA Safety, Inc.	1,613	235,014
Republic Services, Inc.	8,780	1,054,127
Stericycle, Inc.(1)	5,401	367,106
Tetra Tech, Inc.	3,050	455,487
		$ 5,062,449
Communications Equipment — 1.2%
Arista Networks, Inc.(1)	2,306	$ 792,434
Ciena Corp.(1)	6,314	324,224
F5 Networks, Inc.(1)	2,344	465,940
Juniper Networks, Inc.	12,492	343,780
Lumentum Holdings, Inc.(1)	2,689	224,639
Motorola Solutions, Inc.	6,458	1,500,323
		$ 3,651,340
Construction & Engineering — 0.7%
AECOM (1)	8,492	$ 536,270
EMCOR Group, Inc.	3,161	364,716
MasTec, Inc.(1)	3,139	270,833
Quanta Services, Inc.	6,740	767,147
Valmont Industries, Inc.	851	200,087
		$ 2,139,053

8
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	2,598	$ 887,685
Vulcan Materials Co.	5,637	953,555
		$ 1,841,240
Consumer Finance — 1.3%
Ally Financial, Inc.	14,239	$ 726,901
Credit Acceptance Corp.(1)	429	251,094
Discover Financial Services	11,569	1,421,252
OneMain Holdings, Inc.	4,161	230,228
Santander Consumer USA Holdings, Inc.	2,536	105,751
SLM Corp.	11,897	209,387
Synchrony Financial	21,831	1,067,099
		$ 4,011,712
Containers & Packaging — 1.6%
AptarGroup, Inc.	2,848	$ 339,909
Ardagh Group S.A.	550	14,020
Avery Dennison Corp.	3,558	737,253
Ball Corp.	13,089	1,177,617
Berry Global Group, Inc.(1)	5,829	354,870
Crown Holdings, Inc.	5,716	576,058
Graphic Packaging Holding Co.	12,599	239,885
Packaging Corp. of America	4,151	570,513
Silgan Holdings, Inc.	3,538	135,718
Sonoco Products Co.	4,166	248,210
WestRock Co.	11,377	566,916
		$ 4,960,969
Distributors — 0.6%
Genuine Parts Co.	5,020	$ 608,575
LKQ Corp.(1)	10,404	523,529
Pool Corp.	1,448	629,026
		$ 1,761,130
Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions, Inc.(1)	2,340	$ 326,243
Chegg, Inc.(1)(2)	7,003	476,344
Service Corp. International	8,038	484,370
Terminix Global Holdings, Inc.(1)	6,110	254,603
		$ 1,541,560
Diversified Financial Services — 0.2%
Equitable Holdings, Inc.	16,150	$ 478,686
Voya Financial, Inc.	4,217	258,882
		$ 737,568
Security	Shares	Value
Diversified Telecommunication Services — 0.2%
Iridium Communications, Inc.(1)	4,657	$ 185,582
Lumen Technologies, Inc.	43,852	543,326
		$ 728,908
Electric Utilities — 1.1%
Alliant Energy Corp.	12,265	$ 686,595
Avangrid, Inc.(2)	3,967	192,796
Eversource Energy	13,477	1,101,880
Hawaiian Electric Industries, Inc.	5,882	240,162
Xcel Energy, Inc.	20,987	1,311,687
		$ 3,533,120
Electrical Equipment — 1.8%
Acuity Brands, Inc.	1,599	$ 277,219
AMETEK, Inc.	9,273	1,149,945
Generac Holdings, Inc.(1)	2,514	1,027,396
Hubbell, Inc.	2,414	436,137
nVent Electric PLC	7,395	239,080
Regal Beloit Corp.	1,690	254,075
Rockwell Automation, Inc.	4,505	1,324,650
Sensata Technologies Holding PLC(1)	6,678	365,420
Sunrun, Inc.(1)(2)	8,138	358,072
Vertiv Holdings Co.	12,161	292,959
		$ 5,724,953
Electronic Equipment, Instruments & Components — 2.9%
Amphenol Corp., Class A	22,434	$ 1,642,842
Arrow Electronics, Inc.(1)	2,611	293,189
Coherent, Inc.(1)	966	241,587
Corning, Inc.	30,405	1,109,478
II-VI, Inc.(1)(2)	4,263	253,052
IPG Photonics Corp.(1)	1,439	227,937
Jabil, Inc.	5,519	322,144
Keysight Technologies, Inc.(1)	7,106	1,167,445
Littelfuse, Inc.	984	268,898
National Instruments Corp.	5,494	215,530
Novanta, Inc.(1)	1,490	230,205
SYNNEX Corp.	1,616	168,226
Teledyne Technologies, Inc.(1)	1,956	840,258
Trimble, Inc.(1)	10,501	863,707
Zebra Technologies Corp., Class A(1)	2,143	1,104,545
		$ 8,949,043
Energy Equipment & Services — 0.3%
Baker Hughes Co.	35,757	$ 884,271
		$ 884,271

9
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Entertainment — 1.3%
AMC Entertainment Holdings, Inc., Class A(1)	21,370	$ 813,342
Electronic Arts, Inc.	10,169	1,446,540
Liberty Media Corp.-Liberty Formula One, Class A(1)	1,024	48,179
Live Nation Entertainment, Inc.(1)	7,044	641,920
Take-Two Interactive Software, Inc.(1)	4,387	675,905
Warner Music Group Corp., Class A	4,609	196,989
Zynga, Inc., Class A(1)	43,168	325,055
		$ 4,147,930
Food & Staples Retailing — 0.8%
Albertsons Cos., Inc., Class A	3,076	$ 95,756
BJ's Wholesale Club Holdings, Inc.(1)	4,840	265,813
Casey's General Stores, Inc.	1,586	298,882
Kroger Co. (The)	28,643	1,158,036
Performance Food Group Co.(1)	5,274	245,030
US Foods Holding Corp.(1)	9,202	318,941
		$ 2,382,458
Food Products — 2.8%
Beyond Meat, Inc.(1)(2)	2,423	$ 255,045
Bunge, Ltd.	5,845	475,316
Campbell Soup Co.	8,375	350,159
Conagra Brands, Inc.	20,105	680,956
Darling Ingredients, Inc.(1)	6,502	467,494
Flowers Foods, Inc.	8,335	196,956
Freshpet, Inc.(1)	1,676	239,149
General Mills, Inc.	23,816	1,424,673
Hershey Co. (The)	6,093	1,031,240
Hormel Foods Corp.	11,654	477,814
Ingredion, Inc.	2,692	239,615
JM Smucker Co. (The)	4,545	545,536
Kellogg Co.	10,346	661,316
Lamb Weston Holdings, Inc.	6,218	381,599
Lancaster Colony Corp.	820	138,424
McCormick & Co., Inc.	11,257	912,155
Post Holdings, Inc.(1)	2,296	252,927
		$ 8,730,374
Health Care Equipment & Supplies — 4.6%
ABIOMED, Inc.(1)	1,761	$ 573,241
Cooper Cos., Inc. (The)	2,007	829,513
DENTSPLY SIRONA, Inc.	8,514	494,238
DexCom, Inc.(1)	3,532	1,931,510
Envista Holdings Corp.(1)	6,126	256,128
Globus Medical, Inc., Class A(1)	3,099	237,445
Hill-Rom Holdings, Inc.	2,737	410,550
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Hologic, Inc.(1)	10,288	$ 759,357
Insulet Corp.(1)	2,748	781,064
Integra LifeSciences Holdings Corp.(1)	2,814	192,703
Masimo Corp.(1)	2,051	555,226
Neogen Corp.(1)	4,095	177,846
Nevro Corp.(1)	1,307	152,109
Novocure, Ltd.(1)	3,704	430,294
Penumbra, Inc.(1)	1,377	366,970
Quidel Corp.(1)	1,502	212,007
ResMed, Inc.	5,515	1,453,478
STAAR Surgical Co.(1)	1,913	245,878
STERIS PLC	3,972	811,400
Tandem Diabetes Care, Inc.(1)	2,497	298,092
Teleflex, Inc.	1,847	695,488
West Pharmaceutical Services, Inc.	2,926	1,242,204
Zimmer Biomet Holdings, Inc.	8,398	1,229,131
		$ 14,335,872
Health Care Providers & Services — 1.7%
Amedisys, Inc.(1)	1,257	$ 187,419
Chemed Corp.	582	270,700
DaVita, Inc.(1)	2,843	330,527
Encompass Health Corp.	3,707	278,173
Guardant Health, Inc.(1)	3,939	492,415
HealthEquity, Inc.(1)	3,353	217,140
Henry Schein, Inc.(1)	5,466	416,291
Laboratory Corp. of America Holdings(1)	3,928	1,105,496
LHC Group, Inc.(1)	1,277	200,374
Molina Healthcare, Inc.(1)	2,325	630,796
Progyny, Inc.(1)	2,514	140,784
Quest Diagnostics, Inc.	4,860	706,207
R1 RCM, Inc.(1)	6,235	137,232
Select Medical Holdings Corp.	4,484	162,186
		$ 5,275,740
Health Care Technology — 0.7%
Cerner Corp.	11,813	$ 833,053
Change Healthcare, Inc.(1)	9,449	197,862
GoodRx Holdings, Inc., Class A(1)(2)	2,667	109,400
Inovalon Holdings, Inc., Class A(1)	2,587	104,230
Omnicell, Inc.(1)	1,660	246,394
Teladoc Health, Inc.(1)(2)	5,786	733,723
		$ 2,224,662
Hotels, Restaurants & Leisure — 3.5%
Aramark	10,499	$ 344,997

10
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Chipotle Mexican Grill, Inc.(1)	1,021	$ 1,855,688
Choice Hotels International, Inc.	1,807	228,351
Darden Restaurants, Inc.	5,427	822,028
Domino's Pizza, Inc.	1,540	734,518
Expedia Group, Inc.(1)	5,775	946,522
Hilton Worldwide Holdings, Inc.(1)	10,810	1,428,109
Hyatt Hotels Corp., Class A(1)	1,849	142,558
Marriott Vacations Worldwide Corp.	1,808	284,453
Planet Fitness, Inc., Class A(1)	3,763	295,584
Royal Caribbean Cruises, Ltd.(1)	9,438	839,510
Texas Roadhouse, Inc.	2,834	258,829
Travel + Leisure Co.	3,982	217,138
Vail Resorts, Inc.(1)	1,906	636,699
Wendy's Co. (The)	7,726	167,500
Wyndham Hotels & Resorts, Inc.	4,458	344,113
Yum! Brands, Inc.	11,425	1,397,392
		$ 10,943,989
Household Durables — 1.9%
D.R. Horton, Inc.	12,696	$ 1,066,083
Helen of Troy, Ltd.(1)	835	187,608
Leggett & Platt, Inc.	5,083	227,922
Lennar Corp., Class A	11,155	1,045,000
Mohawk Industries, Inc.(1)	2,119	375,911
Newell Brands, Inc.	13,919	308,167
NVR, Inc.(1)	153	733,494
PulteGroup, Inc.	12,819	588,648
Tempur Sealy International, Inc.	6,677	309,880
Toll Brothers, Inc.	6,483	358,445
TopBuild Corp.(1)	1,866	382,175
Whirlpool Corp.	2,148	437,891
		$ 6,021,224
Household Products — 0.5%
Church & Dwight Co., Inc.	8,877	$ 732,974
Clorox Co. (The)	4,409	730,174
Reynolds Consumer Products, Inc.	1,653	45,193
		$ 1,508,341
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp. (The)	30,833	$ 703,917
Brookfield Renewable Corp., Class A	10,402	403,702
Clearway Energy, Inc., Class C	4,963	150,230
		$ 1,257,849
Security	Shares	Value
Insurance — 3.5%
Aflac, Inc.	23,886	$ 1,245,177
Alleghany Corp.(1)	517	322,820
American Financial Group, Inc.	2,510	315,833
Arch Capital Group, Ltd.(1)	15,353	586,178
Assurant, Inc.	2,211	348,785
Brown & Brown, Inc.	11,492	637,231
Enstar Group, Ltd.(1)	582	136,613
Erie Indemnity Co., Class A	1,052	187,698
Everest Re Group, Ltd.	1,582	396,734
First American Financial Corp.	3,830	256,802
Globe Life, Inc.	4,024	358,257
Hanover Insurance Group, Inc. (The)	1,272	164,877
Hartford Financial Services Group, Inc. (The)	13,346	937,556
Kemper Corp.	2,227	148,741
Lincoln National Corp.	7,061	485,444
Primerica, Inc.	1,582	243,043
Principal Financial Group, Inc.	10,150	653,660
Reinsurance Group of America, Inc.	2,709	301,403
RenaissanceRe Holdings, Ltd.	1,818	253,429
RLI Corp.	1,479	148,299
Travelers Cos., Inc. (The)	9,584	1,456,864
Unum Group	8,144	204,089
Willis Towers Watson PLC	5,001	1,162,532
		$ 10,952,065
Interactive Media & Services — 1.0%
Angi, Inc.(1)	2,036	$ 25,124
IAC/InterActiveCorp. (1)	3,127	407,417
Match Group, Inc.(1)	10,261	1,610,874
TripAdvisor, Inc.(1)	4,061	137,465
Zillow Group, Inc., Class C(1)(2)	6,388	563,038
ZoomInfo Technologies, Inc., Class A(1)	7,077	433,042
		$ 3,176,960
Internet & Direct Marketing Retail — 0.7%
Chewy, Inc., Class A(1)(2)	3,238	$ 220,540
Etsy, Inc.(1)	4,655	968,054
Qurate Retail, Inc., Series A	13,418	136,729
Stitch Fix, Inc., Class A(1)	2,774	110,821
Wayfair, Inc., Class A(1)(2)	2,676	683,745
		$ 2,119,889
IT Services — 3.8%
Akamai Technologies, Inc.(1)	6,371	$ 666,343
Alliance Data Systems Corp.	1,909	192,599
Amdocs, Ltd.	5,332	403,686

11
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
IT Services (continued)
Broadridge Financial Solutions, Inc.	4,743	$ 790,374
Cognizant Technology Solutions Corp., Class A	20,187	1,498,077
Concentrix Corp.(1)	1,718	304,086
DXC Technology Co.(1)	9,723	326,790
EPAM Systems, Inc.(1)	2,163	1,233,948
Euronet Worldwide, Inc.(1)	2,044	260,160
Fastly, Inc., Class A(1)(2)	4,036	163,216
Gartner, Inc.(1)	3,344	1,016,175
Genpact, Ltd.	6,897	327,677
Jack Henry & Associates, Inc.	3,046	499,727
MAXIMUS, Inc.	2,836	235,955
Okta, Inc.(1)	5,530	1,312,490
Paychex, Inc.	11,574	1,301,496
Switch, Inc., Class A	6,801	172,677
TTEC Holdings, Inc.	610	57,053
VeriSign, Inc.(1)	4,042	828,650
WEX, Inc.(1)	1,782	313,882
		$ 11,905,061
Leisure Products — 0.4%
Brunswick Corp.	3,385	$ 322,489
Callaway Golf Co.(1)	4,124	113,946
Hasbro, Inc.	4,497	401,222
Mattel, Inc.(1)	13,352	247,813
YETI Holdings, Inc.(1)	2,944	252,272
		$ 1,337,742
Life Sciences Tools & Services — 2.7%
10X Genomics, Inc., Class A(1)	3,360	$ 489,149
Adaptive Biotechnologies Corp.(1)	3,162	107,476
Avantor, Inc.(1)	21,898	895,628
Bio-Rad Laboratories, Inc., Class A(1)	855	637,787
Bio-Techne Corp.	1,584	767,559
Bruker Corp.	4,044	315,836
Charles River Laboratories International, Inc.(1)	2,033	838,958
Medpace Holdings, Inc.(1)	1,175	222,404
Mettler-Toledo International, Inc.(1)	896	1,234,115
NeoGenomics, Inc.(1)(2)	4,909	236,810
PerkinElmer, Inc.	4,585	794,535
PPD, Inc.(1)	4,374	204,660
Repligen Corp.(1)	2,020	583,760
Syneos Health, Inc.(1)	3,973	347,558
Waters Corp.(1)	2,498	892,535
		$ 8,568,770
Security	Shares	Value
Machinery — 5.9%
AGCO Corp.	2,708	$ 331,811
Chart Industries, Inc.(1)	1,597	305,203
CNH Industrial NV	43,497	722,485
Colfax Corp.(1)	5,717	262,410
Crane Co.	2,182	206,876
Cummins, Inc.	5,628	1,263,824
Donaldson Co., Inc.	5,631	323,276
Dover Corp.	5,915	919,783
Flowserve Corp.	5,423	188,015
Fortive Corp.	14,313	1,010,068
Gates Industrial Corp. PLC(1)	4,923	80,097
Graco, Inc.	7,200	503,784
IDEX Corp.	3,350	693,283
Ingersoll Rand, Inc.(1)	17,818	898,205
ITT, Inc.	3,534	303,359
John Bean Technologies Corp.	1,305	183,418
Lincoln Electric Holdings, Inc.	2,432	313,217
Middleby Corp. (The)(1)	2,302	392,514
Nordson Corp.	2,250	535,838
Oshkosh Corp.	3,068	314,071
Otis Worldwide Corp.	16,477	1,355,728
PACCAR, Inc.	13,724	1,083,098
Parker-Hannifin Corp.	4,982	1,393,067
Pentair PLC	6,970	506,231
RBC Bearings, Inc.(1)	1,063	225,569
Snap-on, Inc.	1,933	403,900
Stanley Black & Decker, Inc.	6,378	1,118,127
Timken Co. (The)	3,125	204,438
Toro Co. (The)	4,620	450,034
Watts Water Technologies, Inc., Class A	1,093	183,722
Westinghouse Air Brake Technologies Corp.	7,997	689,421
Woodward, Inc.	2,667	301,904
Xylem, Inc.	7,637	944,544
		$ 18,611,320
Media — 1.6%
Altice USA, Inc., Class A(1)	7,831	$ 162,258
Cable One, Inc.	208	377,131
Discovery, Inc., Class A(1)(2)	8,473	215,045
Interpublic Group of Cos., Inc. (The)	19,165	702,781
Liberty Broadband Corp., Class C(1)	6,572	1,134,984
New York Times Co. (The), Class A	7,653	377,063
Omnicom Group, Inc.	9,925	719,166
Sirius XM Holdings, Inc.(2)	40,041	244,250
ViacomCBS, Inc., Class B	25,112	992,175
		$ 4,924,853

12
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Metals & Mining — 0.7%
Nucor Corp.	11,570	$ 1,139,529
Reliance Steel & Aluminum Co.	3,734	531,796
Steel Dynamics, Inc.	10,047	587,549
		$ 2,258,874
Multiline Retail — 0.2%
Kohl's Corp.	5,511	$ 259,513
Macy's, Inc.	10,530	237,978
Nordstrom, Inc.(1)(2)	4,350	115,057
Ollie's Bargain Outlet Holdings, Inc.(1)(2)	1,871	112,784
		$ 725,332
Multi-Utilities — 0.9%
Ameren Corp.	11,138	$ 902,178
CMS Energy Corp.	12,739	760,901
Consolidated Edison, Inc.	14,356	1,042,102
		$ 2,705,181
Oil, Gas & Consumable Fuels — 0.0%(3)
New Fortress Energy, Inc.(2)	5,718	$ 158,674
		$ 158,674
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	3,470	$ 212,954
		$ 212,954
Personal Products — 0.0%(3)
Coty, Inc., Class A(1)	8,662	$ 68,083
		$ 68,083
Pharmaceuticals — 0.8%
Catalent, Inc.(1)	6,942	$ 923,772
Elanco Animal Health, Inc.(1)	18,328	584,480
Jazz Pharmaceuticals PLC(1)	2,267	295,186
Perrigo Co. PLC	5,254	248,672
Reata Pharmaceuticals, Inc., Class A(1)(2)	1,107	111,375
Royalty Pharma PLC, Class A	13,542	489,408
		$ 2,652,893
Professional Services — 2.1%
ASGN, Inc.(1)	2,517	$ 284,773
Booz Allen Hamilton Holding Corp.	6,524	517,680
CoStar Group, Inc.(1)	15,557	1,338,836
Dun & Bradstreet Holdings, Inc.(1)(2)	6,756	113,568
Exponent, Inc.	2,382	269,523
FTI Consulting, Inc.(1)	1,579	212,691
Security	Shares	Value
Professional Services (continued)
ManpowerGroup, Inc.	2,551	$ 276,222
Nielsen Holdings PLC	16,893	324,177
Robert Half International, Inc.	5,066	508,272
Science Applications International Corp.	2,387	204,232
TransUnion	8,243	925,771
TriNet Group, Inc.(1)	1,881	177,905
Upwork, Inc.(1)	5,219	235,012
Verisk Analytics, Inc.	6,257	1,253,089
		$ 6,641,751
Real Estate Management & Development — 0.8%
CBRE Group, Inc., Class A(1)	13,324	$ 1,297,225
eXp World Holdings, Inc.(2)	4,029	160,233
Howard Hughes Corp. (The)(1)	2,461	216,100
Jones Lang LaSalle, Inc.(1)	2,674	663,393
Redfin Corp.(1)(2)	6,208	311,021
		$ 2,647,972
Road & Rail — 1.4%
Avis Budget Group, Inc.(1)	2,157	$ 251,312
J.B. Hunt Transport Services, Inc.	3,711	620,554
Kansas City Southern	3,817	1,033,033
Knight-Swift Transportation Holdings, Inc.	6,282	321,324
Landstar System, Inc.	1,731	273,186
Old Dominion Freight Line, Inc.	4,183	1,196,254
Saia, Inc.(1)	1,081	257,311
XPO Logistics, Inc.(1)	4,255	338,613
		$ 4,291,587
Semiconductors & Semiconductor Equipment — 3.9%
Allegro MicroSystems, Inc.(1)	2,487	$ 79,485
Amkor Technology, Inc.	4,426	110,429
Brooks Automation, Inc.	2,961	303,058
Cree, Inc.(1)	4,806	387,988
Enphase Energy, Inc.(1)	5,330	799,340
Entegris, Inc.	5,349	673,439
First Solar, Inc.(1)	3,825	365,135
Lattice Semiconductor Corp.(1)	5,259	339,994
Marvell Technology, Inc.	30,479	1,838,188
MKS Instruments, Inc.	2,480	374,257
Monolithic Power Systems, Inc.	1,772	858,853
ON Semiconductor Corp.(1)	17,462	799,236
Power Integrations, Inc.	2,213	219,065
Qorvo, Inc.(1)	4,369	730,453
Silicon Laboratories, Inc.(1)	1,866	261,539
Skyworks Solutions, Inc.	6,686	1,101,719

13
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
SolarEdge Technologies, Inc.(1)	2,238	$ 593,562
Teradyne, Inc.	7,252	791,701
Universal Display Corp.	1,819	310,976
Xilinx, Inc.	9,567	1,444,521
		$ 12,382,938
Software — 9.3%
Altair Engineering, Inc., Class A(1)	1,985	$ 136,846
Alteryx, Inc., Class A(1)	2,485	181,653
Anaplan, Inc.(1)	5,326	324,300
ANSYS, Inc.(1)	3,493	1,189,192
Appfolio, Inc., Class A(1)	660	79,464
Appian Corp.(1)(2)	1,633	151,069
Aspen Technology, Inc.(1)	2,799	343,717
Avalara, Inc.(1)	3,479	608,025
Bill.com Holdings, Inc.(1)	3,077	821,405
Black Knight, Inc.(1)	6,311	454,392
Blackline, Inc.(1)(2)	1,915	226,085
Cadence Design Systems, Inc.(1)	10,325	1,563,618
CDK Global, Inc.	4,754	202,283
Citrix Systems, Inc.	4,840	519,671
Cloudera, Inc.(1)	9,717	155,180
Coupa Software, Inc.(1)	2,878	630,800
DocuSign, Inc.(1)	6,982	1,797,376
Dolby Laboratories, Inc., Class A	2,698	237,424
Dropbox, Inc., Class A(1)	11,281	329,631
Duck Creek Technologies, Inc.(1)	2,883	127,544
Dynatrace, Inc.(1)	7,296	517,797
Elastic NV(1)	2,825	420,897
Fair Isaac Corp.(1)	1,303	518,503
Five9, Inc.(1)	2,671	426,666
Guidewire Software, Inc.(1)	3,464	411,766
HubSpot, Inc.(1)	1,800	1,216,962
Manhattan Associates, Inc.(1)	2,617	400,480
McAfee Corp., Class A	1,225	27,085
MicroStrategy, Inc., Class A(1)(2)	294	170,050
nCino, Inc.(1)	1,807	128,351
NCR Corp.(1)	4,814	186,591
NortonLifeLock, Inc.	22,882	578,915
Nuance Communications, Inc.(1)	12,855	707,539
Nutanix, Inc., Class A(1)	8,500	320,450
Palo Alto Networks, Inc.(1)	3,591	1,720,089
Paycom Software, Inc.(1)	2,070	1,026,202
Paylocity Holding Corp.(1)	1,601	448,920
Pegasystems, Inc.	1,536	195,226
PTC, Inc.(1)	4,380	524,680
Q2 Holdings, Inc.(1)	2,035	163,085
Security	Shares	Value
Software (continued)
Rapid7, Inc.(1)(2)	2,228	$ 251,809
RingCentral, Inc., Class A(1)	3,295	716,662
Smartsheet, Inc., Class A(1)	4,956	341,072
Splunk, Inc.(1)	6,670	965,216
SS&C Technologies Holdings, Inc.	8,988	623,767
Synopsys, Inc.(1)	5,634	1,686,876
Teradata Corp.(1)	3,970	227,679
Trade Desk, Inc. (The), Class A(1)	16,649	1,170,425
Tyler Technologies, Inc.(1)	1,616	741,178
Varonis Systems, Inc.(1)	4,251	258,673
Workiva, Inc.(1)	1,450	204,392
Zendesk, Inc.(1)	4,698	546,800
Ziff Davis, Inc.(1)	1,947	265,999
Zscaler, Inc.(1)	3,196	838,055
		$ 29,028,532
Specialty Retail — 3.7%
Advance Auto Parts, Inc.	2,346	$ 490,056
American Eagle Outfitters, Inc.(2)	5,330	137,514
AutoNation, Inc.(1)	1,935	235,605
AutoZone, Inc.(1)	791	1,343,110
Bath & Body Works, Inc.	9,590	604,458
Bed Bath & Beyond, Inc.(1)	3,574	61,741
Best Buy Co., Inc.	8,169	863,545
Burlington Stores, Inc.(1)	2,410	683,404
CarMax, Inc.(1)	5,872	751,381
Dick's Sporting Goods, Inc.(2)	2,313	277,028
Five Below, Inc.(1)	1,911	337,884
Floor & Decor Holdings, Inc., Class A(1)	3,716	448,856
Foot Locker, Inc.	3,280	149,765
GameStop Corp., Class A(1)	2,201	386,209
Gap, Inc. (The)	7,263	164,870
Leslie's, Inc.(1)	3,874	79,572
Lithia Motors, Inc., Class A	1,110	351,914
O'Reilly Automotive, Inc.(1)	2,504	1,530,094
Penske Automotive Group, Inc.	1,038	104,423
RH (1)	644	429,490
Tractor Supply Co.	4,108	832,322
Ulta Beauty, Inc.(1)	1,913	690,440
Victoria's Secret & Co.(1)	3,450	190,647
Vroom, Inc.(1)(2)	4,623	102,030
Williams-Sonoma, Inc.	2,778	492,623
		$ 11,738,981
Technology Hardware, Storage & Peripherals — 1.5%
Hewlett Packard Enterprise Co.	52,348	$ 745,959

14
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
HP, Inc.	47,120	$ 1,289,203
NetApp, Inc.	9,181	824,087
Pure Storage, Inc., Class A(1)	10,670	268,457
Seagate Technology Holdings PLC	8,902	734,593
Western Digital Corp.(1)	12,367	697,993
Xerox Holdings Corp.	7,440	150,065
		$ 4,710,357
Textiles, Apparel & Luxury Goods — 1.1%
Capri Holdings, Ltd.(1)	5,421	$ 262,431
Columbia Sportswear Co.	1,403	134,463
Crocs, Inc.(1)	2,093	300,304
Deckers Outdoor Corp.(1)	992	357,318
Hanesbrands, Inc.	11,916	204,479
Levi Strauss & Co., Class A	2,384	58,432
PVH Corp.(1)	2,624	269,721
Ralph Lauren Corp.	1,677	186,214
Skechers USA, Inc., Class A(1)	5,125	215,865
Tapestry, Inc.	10,125	374,827
Under Armour, Inc., Class A(1)	6,690	135,004
VF Corp.	11,991	803,277
		$ 3,302,335
Thrifts & Mortgage Finance — 0.2%
Essent Group, Ltd.	3,958	$ 174,192
MGIC Investment Corp.	13,288	198,788
New York Community Bancorp, Inc.	18,232	234,646
TFS Financial Corp.	2,718	51,805
		$ 659,431
Trading Companies & Distributors — 1.2%
Air Lease Corp.	4,829	$ 189,973
Fastenal Co.	21,164	1,092,274
MSC Industrial Direct Co., Inc., Class A	1,817	145,705
SiteOne Landscape Supply, Inc.(1)	1,530	305,189
United Rentals, Inc.(1)	3,039	1,066,476
Univar Solutions, Inc.(1)	7,191	171,290
W.W. Grainger, Inc.	1,736	682,352
WESCO International, Inc.(1)	1,573	181,399
		$ 3,834,658
Water Utilities — 0.6%
American Water Works Co., Inc.	7,060	$ 1,193,422
Security	Shares	Value
Water Utilities (continued)
Essential Utilities, Inc.	13,068	$ 602,174
		$ 1,795,596
Total Common Stocks (identified cost $260,694,183)		$312,205,432

Short-Term Investments — 0.5%
Affiliated Fund — 0.1%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(4)	410,381	$ 410,422
Total Affiliated Fund (identified cost $410,381)		$ 410,422
Securities Lending Collateral — 0.4%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(5)	1,189,482	$ 1,189,482
Total Securities Lending Collateral (identified cost $1,189,482)		$ 1,189,482
Total Short-Term Investments (identified cost $1,599,863)		$ 1,599,904
Total Investments — 100.1% (identified cost $262,294,046)		$313,805,336
Other Assets, Less Liabilities — (0.1)%		$ (204,904)
Net Assets — 100.0%		$ 313,600,432

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $6,101,781.
(3)	Amount is less than 0.05%.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(5)	Represents investment of cash collateral received in connection with securities lending.

15
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Statement of Assets and Liabilities

September 30, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $261,883,665) - including $6,101,781 of securities on loan	$ 313,394,914
Investments in securities of affiliated issuers, at value (identified cost $410,381)	410,422
Receivable for capital shares sold	8,384,688
Dividends receivable	195,016
Dividends receivable - affiliated	53
Securities lending income receivable	778
Receivable from affiliate	65,193
Directors' deferred compensation plan	45,302
Total assets	$322,496,366
Liabilities
Payable for investments purchased	$ 7,300,713
Payable for capital shares redeemed	190,574
Deposits for securities loaned	1,189,482
Payable to affiliates:
Investment advisory fee	30,112
Administrative fee	30,112
Distribution and service fees	10,291
Sub-transfer agency fee	4,551
Directors' deferred compensation plan	45,302
Accrued expenses	94,797
Total liabilities	$ 8,895,934
Net Assets	$313,600,432
Sources of Net Assets
Paid-in capital	$ 255,019,955
Distributable earnings	58,580,477
Total	$313,600,432
Class A Shares
Net Assets	$ 50,682,168
Shares Outstanding	1,298,745
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 39.02
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 40.97
Class I Shares
Net Assets	$ 262,918,264
Shares Outstanding	6,674,219
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 39.39

On sales of $50,000 or more, the offering price of Class A shares is reduced.
16
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Statement of Operations

Year Ended
September 30, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $827)	$ 2,131,461
Dividend income - affiliated issuers	846
Securities lending income, net	10,578
Total investment income	$ 2,142,885
Expenses
Investment advisory fee	$ 240,285
Administrative fee	240,285
Distribution and service fees:
Class A	80,215
Directors' fees and expenses	8,530
Custodian fees	25,242
Transfer agency fees and expenses	165,920
Accounting fees	45,208
Professional fees	28,704
Registration fees	78,298
Reports to shareholders	13,507
Miscellaneous	13,215
Total expenses	$ 939,409
Waiver and/or reimbursement of expenses by affiliate	$ (376,809)
Net expenses	$ 562,600
Net investment income	$ 1,580,285
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 8,373,552
Investment securities - affiliated issuers	(38)
Net realized gain	$ 8,373,514
Change in unrealized appreciation (depreciation):
Investment securities	$ 35,190,108
Investment securities - affiliated issuers	41
Net change in unrealized appreciation (depreciation)	$35,190,149
Net realized and unrealized gain	$43,563,663
Net increase in net assets from operations	$45,143,948
17
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,580,285	$ 924,815
Net realized gain	8,373,514	2,365,140
Net change in unrealized appreciation (depreciation)	35,190,149	6,730,316
Net increase in net assets from operations	$ 45,143,948	$10,020,271
Distributions to shareholders:
Class A	$ (488,178)	$ (216,029)
Class I	(3,104,130)	(1,003,602)
Total distributions to shareholders	$ (3,592,308)	$ (1,219,631)
Capital share transactions:
Class A	$ 29,553,392	$ 1,303,197
Class I	144,627,573	26,157,668
Net increase in net assets from capital share transactions	$174,180,965	$27,460,865
Net increase in net assets	$215,732,605	$36,261,505
Net Assets
At beginning of year	$ 97,867,827	$ 61,606,322
At end of year	$313,600,432	$97,867,827
18
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Financial Highlights

	Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 29.17	$ 26.80	$ 27.23	$ 24.44	$ 21.25
Income (Loss) From Operations
Net investment income(1)	$ 0.22	$ 0.28	$ 0.24	$ 0.25	$ 0.38
Net realized and unrealized gain (loss)	10.47	2.54	(0.02)	3.25	3.22
Total income from operations	$ 10.69	$ 2.82	$ 0.22	$ 3.50	$ 3.60
Less Distributions
From net investment income	$ (0.19)	$ (0.18)	$ (0.24)	$ (0.24)	$ (0.16)
From net realized gain	(0.65)	(0.27)	(0.41)	(0.47)	(0.25)
Total distributions	$ (0.84)	$ (0.45)	$ (0.65)	$ (0.71)	$ (0.41)
Net asset value — End of year	$ 39.02	$ 29.17	$ 26.80	$ 27.23	$ 24.44
Total Return(2)	37.14%	10.60%	1.05%	14.55%	17.12%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$50,682	$14,803	$12,385	$22,575	$14,339
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.68%	0.77%	0.90%	0.94%	1.53%
Net expenses	0.49%	0.49%	0.53%	0.57%	0.57%
Net investment income	0.57%	1.03%	0.93%	0.95%	1.64%
Portfolio Turnover	26%	31%	57%	39%	63%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
19
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 29.42	$ 27.04	$ 27.45	$ 24.56	$ 21.31
Income (Loss) From Operations
Net investment income(1)	$ 0.31	$ 0.34	$ 0.32	$ 0.34	$ 0.52
Net realized and unrealized gain (loss)	10.57	2.57	(0.02)	3.27	3.17
Total income from operations	$ 10.88	$ 2.91	$ 0.30	$ 3.61	$ 3.69
Less Distributions
From net investment income	$ (0.26)	$ (0.26)	$ (0.30)	$ (0.25)	$ (0.19)
From net realized gain	(0.65)	(0.27)	(0.41)	(0.47)	(0.25)
Total distributions	$ (0.91)	$ (0.53)	$ (0.71)	$ (0.72)	$ (0.44)
Net asset value — End of year	$ 39.39	$ 29.42	$ 27.04	$ 27.45	$ 24.56
Total Return(2)	37.49%	10.91%	1.30%	14.96%	17.50%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$262,918	$83,065	$49,221	$46,812	$21,075
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.43%	0.52%	0.64%	0.69%	0.87%
Net expenses	0.24%	0.24%	0.24%	0.22%	0.22%
Net investment income	0.83%	1.27%	1.23%	1.31%	2.21%
Portfolio Turnover	26%	31%	57%	39%	63%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
20
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Mid-Cap Core Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Mid-Cap Core Responsible Index, which measures the investment return of mid-capitalization stocks.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
21

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 312,205,432(1)	$ —	$ —	$ 312,205,432
Short-Term Investments:
Affiliated Fund	—	410,422	—	410,422
Securities Lending Collateral	1,189,482	—	—	1,189,482
Total Investments	$313,394,914	$410,422	$ —	$313,805,336

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund's investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.12% of the Fund's average daily net assets and is payable monthly. For the year ended September 30, 2021, the investment advisory fee amounted to $240,285. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49% for Class A and 0.24% for Class I of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, CRM waived or reimbursed expenses of $376,809.
22

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $240,285.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2021 amounted to $80,215 for Class A shares.
The Fund was informed that EVD received $12,658 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2021.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $24,517 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, the Fund’s allocated portion of the Advisory Council compensation and fees was $145, which is included in miscellaneous expense on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $223,326,819 and $51,863,255, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Year Ended September 30,
	2021	2020
Ordinary income	$1,761,527	$587,146
Long-term capital gains	$1,830,781	$632,485
During the year ended September 30, 2021, distributable earnings was decreased by $583,754 and paid-in capital was increased by $583,754 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
23

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 5,575,982
Undistributed long-term capital gains	3,614,120
Net unrealized appreciation	49,390,375
Distributable earnings	$58,580,477
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$264,414,961
Gross unrealized appreciation	$ 53,633,670
Gross unrealized depreciation	(4,243,295)
Net unrealized appreciation	$ 49,390,375
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2021, the total value of securities on loan was $6,101,781 and the total value of collateral received was $6,325,091, comprised of cash of $1,189,482 and U.S. government and/or agencies securities of $5,135,609.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$1,189,482	$ —	$ —	$ —	$1,189,482
The carrying amount of the liability for deposits for securities loaned at September 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021.
24

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2021. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.
7  Affiliated Funds
At September 30, 2021, the value of the Fund’s investment in affiliated funds was $410,422, which represents 0.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$28,581	$93,591,709	$(93,209,871)	$(38)	$41	$410,422	$846	410,381
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	963,338	$ 35,900,100	217,893	$ 5,888,151
Reinvestment of distributions	13,726	461,046	7,447	206,820
Shares redeemed	(185,851)	(6,807,754)	(179,987)	(4,791,774)
Net increase	791,213	$ 29,553,392	45,353	$ 1,303,197
Class I
Shares sold	4,507,346	$ 169,543,986	1,492,626	$ 38,993,711
Reinvestment of distributions	78,518	2,657,047	31,454	879,133
Shares redeemed	(735,349)	(27,573,460)	(520,985)	(13,715,176)
Net increase	3,850,515	$144,627,573	1,003,095	$ 26,157,668
25

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
10  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
26

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Mid-Cap Core Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert US Mid-Cap Core Responsible Index Fund (the "Fund") (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and changes in its net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
27

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Fund designates approximately $2,052,777, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2021 ordinary income dividends, 55.73% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $3,886,371 or, if subsequently determined to be different, the net capital gain of such year.
28

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
29

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member's retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director & President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair & Director	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
30

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
31

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

32

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
33

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24193     9.30.21

Calvert
US Large-Cap Core Responsible Index Fund
Annual Report
September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2021
Calvert
US Large-Cap Core Responsible Index Fund

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2020 was notable for an equity rally that began in November 2020, paused in January 2021, and then continued through the following summer. In the final month of the period, however, negative economic news overwhelmed the investor optimism that had driven markets for much of the period. In September 2021, the broad-market S&P 500® Index endured its worst month since March 2020, and many other U.S. indexes declined as well.
Nonetheless, for the period as a whole, broad U.S. indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.
The virus, however, continued to have a firm grip on the U.S. and global economies. Disease rates advanced and declined with third and fourth waves of COVID infections. Worker shortages led to global supply chain issues. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealerships short of vehicles to sell. Those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. economy had seen in years. Although U.S. Federal Reserve (the Fed) Chairman Jerome Powell and U.S. Treasury Secretary Janet Yellen expressed the view that inflation would likely be transitory, inflation nonetheless became a key concern for investors during the period.
While the last month of the period began auspiciously — with both the S&P 500® Index and Nasdaq Composite Index closing at all-time highs in the first days of September — the news for investors quickly turned negative. The U.S. Labor Department’s release of August job numbers showed that only 235,000 jobs had been created — a significant slowdown from earlier in the summer. COVID-19 infections rose again across the U.S. After its September meeting, the Fed indicated it might start to taper its bond purchases — which had stimulated the economy earlier — and possibly raise interest rates in 2022, a year sooner than it had previously projected. This combination of factors led investors to abandon — at least temporarily — the optimistic attitude that had driven stock prices upward during most of the period.
Despite a rough September, major U.S. indexes delivered double-digit returns for the one-year period as a whole. The S&P 500® Index, a broad measure of U.S. stocks, returned 30.00%; the blue-chip Dow Jones Industrial Average® was up 24.15%; and the technology-laden Nasdaq Composite Index rose 30.26%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, underperformed their small-cap counterparts, as measured by the Russell 2000® Index, and value stocks outperformed growth stocks across the market-cap spectrum during the period.
Fund Performance
For the 12-month period ended September 30, 2021, Calvert US Large-Cap Core Responsible Index Fund (the Fund) returned 29.75% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell 1000® Index (the Russell Index), which returned 30.96%; and underperformed its secondary benchmark, the Calvert US Large-Cap Core Responsible Index (the Calvert Index), which returned 30.71% during the period.
The Fund’s underperformance versus the Calvert Index was due primarily to Fund expenses and fees, which the Calvert Index does not incur.
All of the Fund’s 11 market sectors delivered positive returns during the period. The strongest-performing sectors were real estate, energy, and financials. The weakest-performing sectors were consumer staples, utilities, and health care.
The Fund’s underweight exposure relative to the Russell Index in the energy sector detracted from performance versus the Russell Index. The energy sector performed strongly as energy demand and prices recovered during the period from pandemic-induced lows in the first half of 2020. The Fund’s overweight exposure to the health care sector — which delivered strong performance, but nonetheless underperformed the Russell Index — and security selections and an overweight exposure to the consumer staples sector hurt Fund returns relative to the Russell Index as well.
Within the consumer staples sector, the Fund’s overweight position in snack food maker Mondelez International, Inc. detracted from returns relative to the Russell Index. While the purveyor of well-known brands ranging from Oreos to Ritz Crackers delivered positive stock performance, its shares underperformed others in the Russell Index as investors appeared to favor more cyclical stocks during the global economic recovery.
On the positive side, security selection and an overweight exposure to the financials sector contributed to Fund performance versus the Russell Index. Within the financials sector, an overweight position in asset management firm Blackstone, Inc. helped Fund performance versus the Russell Index as its stock price more than doubled during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Performance

Portfolio Manager Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	29.75%	17.83%	17.00%
Class A with 4.75% Maximum Sales Charge	—	—	23.60	16.68	16.42
Class C at NAV	06/30/2000	06/30/2000	28.73	16.95	16.07
Class C with 1% Maximum Sales Charge	—	—	27.73	16.95	16.07
Class I at NAV	06/30/2000	06/30/2000	30.07	18.19	17.46
Class R6 at NAV	10/03/2017	06/30/2000	30.12	18.21	17.47

Russell 1000® Index	—	—	30.96%	17.10%	16.75%
Calvert US Large-Cap Core Responsible Index	—	—	30.71	18.56	17.84

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	0.60%	1.35%	0.35%	0.30%
Net	0.49	1.24	0.24	0.19
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$44,437	N.A.
Class I	$100,000	09/30/2011	$500,638	N.A.
Class R6	$1,000,000	09/30/2011	$5,011,515	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Apple, Inc.	6.0%
Microsoft Corp.	5.4
Alphabet, Inc., Class A	4.0
Amazon.com, Inc.	3.7
Tesla, Inc.	1.7
NVIDIA Corp.	1.4
JPMorgan Chase & Co.	1.4
Visa, Inc., Class A	1.1
Bank of America Corp.	1.0
Home Depot, Inc. (The)	0.9
Total	26.6%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
4

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Index is an unmanaged index of U.S. large-cap stocks. Calvert US Large-Cap Core Responsible Index (the “Calvert Index”) is composed of common stocks of large companies that operate their businesses in a manner consistent with the Calvert Principles for Responsible Investment. Large companies are the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts and business development companies. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,087.50	$2.56 **	0.49%
Class C	$1,000.00	$1,083.30	$6.48 **	1.24%
Class I	$1,000.00	$1,088.80	$1.26 **	0.24%
Class R6	$1,000.00	$1,089.40	$1.00 **	0.19%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48 **	0.49%
Class C	$1,000.00	$1,018.85	$6.28 **	1.24%
Class I	$1,000.00	$1,023.87	$1.22 **	0.24%
Class R6	$1,000.00	$1,024.12	$0.96 **	0.19%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments

Common Stocks — 99.8%

Security	Shares	Value
Aerospace & Defense — 0.1%
Axon Enterprise, Inc.(1)	13,683	$ 2,394,799
Curtiss-Wright Corp.	6,547	826,100
HEICO Corp.	9,763	1,287,447
Hexcel Corp.(1)	12,890	765,537
		$ 5,273,883
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	18,195	$ 1,582,965
Expeditors International of Washington, Inc.	23,113	2,753,452
FedEx Corp.	34,490	7,563,312
GXO Logistics, Inc.(1)	14,264	1,118,868
United Parcel Service, Inc., Class B	101,050	18,401,205
		$ 31,419,802
Airlines — 0.2%
Alaska Air Group, Inc.(1)	19,298	$ 1,130,863
American Airlines Group, Inc.(1)	88,283	1,811,567
Delta Air Lines, Inc.(1)	91,637	3,904,652
JetBlue Airways Corp.(1)	34,796	532,031
Southwest Airlines Co.(1)	83,434	4,291,011
		$ 11,670,124
Auto Components — 0.2%
Aptiv PLC(1)	35,719	$ 5,321,059
Autoliv, Inc.	10,909	935,120
BorgWarner, Inc.	34,215	1,478,430
Gentex Corp.	28,406	936,830
Lear Corp.	8,990	1,406,755
		$ 10,078,194
Automobiles — 2.1%
Ford Motor Co.(1)	520,237	$ 7,366,556
General Motors Co.(1)	187,063	9,860,091
Harley-Davidson, Inc.	17,804	651,804
Tesla, Inc.(1)	104,506	81,042,313
Thor Industries, Inc.	6,696	822,001
		$ 99,742,765
Banks — 5.5%
Bank of America Corp.	1,062,132	$ 45,087,503
Bank OZK	12,949	556,548
BOK Financial Corp.	2,833	253,695
CIT Group, Inc.	18,313	951,360
Citigroup, Inc.	308,281	21,635,161
Security	Shares	Value
Banks (continued)
Citizens Financial Group, Inc.	61,485	$ 2,888,565
Comerica, Inc.	21,543	1,734,212
Commerce Bancshares, Inc.	18,053	1,257,933
Cullen/Frost Bankers, Inc.	10,212	1,211,348
East West Bancorp, Inc.	19,690	1,526,763
Fifth Third Bancorp	108,337	4,597,822
First Citizens Bancshares, Inc., Class A	1,088	917,369
First Financial Bankshares, Inc.	16,059	737,911
First Horizon Corp.	80,133	1,305,367
First Republic Bank	26,090	5,032,239
Glacier Bancorp, Inc.	10,837	599,828
Huntington Bancshares, Inc.	219,142	3,387,935
JPMorgan Chase & Co.	395,327	64,711,077
KeyCorp	139,902	3,024,681
M&T Bank Corp.	18,180	2,715,001
PacWest Bancorp	21,580	978,006
People's United Financial, Inc.	67,407	1,177,600
Pinnacle Financial Partners, Inc.	9,033	849,825
PNC Financial Services Group, Inc. (The)	64,066	12,533,872
Popular, Inc.	14,513	1,127,225
Prosperity Bancshares, Inc.	12,231	869,991
Regions Financial Corp.	142,291	3,032,221
Signature Bank	8,111	2,208,463
SouthState Corp.	12,620	942,335
Sterling Bancorp	36,393	908,369
SVB Financial Group(1)	8,755	5,663,434
Synovus Financial Corp.	25,700	1,127,973
Truist Financial Corp.	203,076	11,910,407
U.S. Bancorp	222,647	13,234,138
UMB Financial Corp.	8,611	832,770
United Bankshares, Inc.	13,383	486,874
Valley National Bancorp	46,832	623,334
Webster Financial Corp.	16,937	922,389
Wells Fargo & Co.	619,274	28,740,506
Western Alliance Bancorp	14,818	1,612,495
Wintrust Financial Corp.	10,908	876,676
Zions Bancorp NA	26,827	1,660,323
		$ 256,451,544
Beverages — 1.4%
Coca-Cola Co. (The)	582,871	$ 30,583,241
Keurig Dr Pepper, Inc.	130,954	4,473,389
PepsiCo, Inc.	209,453	31,503,826
		$ 66,560,456

7
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Biotechnology — 3.0%
AbbVie, Inc.	270,251	$ 29,151,975
Acceleron Pharma, Inc.(1)	8,662	1,490,730
Allakos, Inc.(1)	3,214	340,266
Alnylam Pharmaceuticals, Inc.(1)	19,078	3,602,117
Amgen, Inc.	87,420	18,589,863
Arrowhead Pharmaceuticals, Inc.(1)	17,202	1,073,921
Biogen, Inc.(1)	23,217	6,570,179
Biohaven Pharmaceutical Holding Co., Ltd.(1)	10,622	1,475,502
BioMarin Pharmaceutical, Inc.(1)	30,109	2,327,125
Blueprint Medicines Corp.(1)	6,519	670,218
Bridgebio Pharma, Inc.(1)(2)	17,016	797,540
Denali Therapeutics, Inc.(1)	15,684	791,258
Exact Sciences Corp.(1)	25,895	2,471,678
Exelixis, Inc.(1)	39,788	841,118
Gilead Sciences, Inc.	197,443	13,791,394
Halozyme Therapeutics, Inc.(1)	16,349	665,077
Horizon Therapeutics PLC(1)	34,288	3,755,908
Incyte Corp.(1)	25,217	1,734,425
Ionis Pharmaceuticals, Inc.(1)	19,122	641,352
Mirati Therapeutics, Inc.(1)	6,331	1,120,017
Moderna, Inc.(1)	53,126	20,446,072
Natera, Inc.(1)	12,256	1,365,809
Neurocrine Biosciences, Inc.(1)	16,355	1,568,608
Regeneron Pharmaceuticals, Inc.(1)	16,028	9,699,825
Sarepta Therapeutics, Inc.(1)	10,726	991,940
Seagen, Inc.(1)	20,151	3,421,640
Ultragenyx Pharmaceutical, Inc.(1)	7,569	682,648
United Therapeutics Corp.(1)	5,771	1,065,211
Vertex Pharmaceuticals, Inc.(1)	40,953	7,428,465
Vir Biotechnology, Inc.(1)	5,071	220,690
		$ 138,792,571
Building Products — 0.9%
Advanced Drainage Systems, Inc.	13,373	$ 1,446,557
Allegion PLC	18,093	2,391,533
Armstrong World Industries, Inc.	4,063	387,895
AZEK Co., Inc. (The)(1)	23,570	861,012
Carlisle Cos., Inc.	17,372	3,453,380
Carrier Global Corp.	110,787	5,734,335
Fortune Brands Home & Security, Inc.	17,279	1,545,088
Johnson Controls International PLC	140,437	9,560,951
Lennox International, Inc.	6,566	1,931,520
Masco Corp.	31,627	1,756,880
Owens Corning	36,150	3,090,825
Trane Technologies PLC	48,225	8,326,046
Trex Co., Inc.(1)	14,931	1,521,917
Security	Shares	Value
Building Products (continued)
UFP Industries, Inc.	5,762	$ 391,701
Zurn Water Solutions Corp.	27,179	1,747,338
		$ 44,146,978
Capital Markets — 3.8%
Affiliated Managers Group, Inc.	5,309	$ 802,137
Ameriprise Financial, Inc.	16,791	4,434,839
Ares Management Corp., Class A	20,490	1,512,777
Bank of New York Mellon Corp. (The)	130,398	6,759,832
BlackRock, Inc.	21,748	18,239,178
Blackstone, Inc.	101,561	11,815,607
Cboe Global Markets, Inc.	16,484	2,041,708
Charles Schwab Corp. (The)	252,108	18,363,547
CME Group, Inc.	53,880	10,419,314
Evercore, Inc., Class A	7,332	980,068
FactSet Research Systems, Inc.	5,632	2,223,401
Franklin Resources, Inc.	47,893	1,423,380
Goldman Sachs Group, Inc. (The)	50,315	19,020,579
Hamilton Lane, Inc., Class A	2,912	246,996
Houlihan Lokey, Inc.	5,313	489,327
Interactive Brokers Group, Inc., Class A	14,226	886,849
Intercontinental Exchange, Inc.	84,534	9,706,194
Invesco, Ltd.	58,955	1,421,405
Jefferies Financial Group, Inc.	31,163	1,157,082
KKR & Co., Inc.	85,187	5,186,185
Lazard, Ltd., Class A	13,096	599,797
LPL Financial Holdings, Inc.	10,767	1,687,835
MarketAxess Holdings, Inc.	5,182	2,180,016
Moody's Corp.	23,019	8,174,277
Morningstar, Inc.	3,966	1,027,313
MSCI, Inc.	11,794	7,174,762
Nasdaq, Inc.	16,495	3,183,865
Northern Trust Corp.	29,182	3,146,111
Raymond James Financial, Inc.	29,392	2,712,340
S&P Global, Inc.	34,592	14,697,795
SEI Investments Co.	14,768	875,742
State Street Corp.	51,638	4,374,771
Stifel Financial Corp.	17,068	1,159,941
T. Rowe Price Group, Inc.	34,908	6,866,404
Tradeweb Markets, Inc., Class A	17,457	1,410,176
Virtu Financial, Inc., Class A	16,534	403,926
		$ 176,805,476
Chemicals — 1.3%
Air Products & Chemicals, Inc.	43,961	$ 11,258,852
Ashland Global Holdings, Inc.	9,807	874,000

8
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Chemicals (continued)
Avient Corp.	22,057	$ 1,022,342
Axalta Coating Systems, Ltd.(1)	34,588	1,009,624
Celanese Corp.	21,197	3,193,116
Eastman Chemical Co.	25,231	2,541,771
Ecolab, Inc.	35,315	7,367,415
FMC Corp.	23,264	2,130,052
Huntsman Corp.	34,182	1,011,445
International Flavors & Fragrances, Inc.	48,992	6,551,210
Mosaic Co. (The)	69,176	2,470,967
PPG Industries, Inc.	48,407	6,922,685
Sherwin-Williams Co. (The)	48,595	13,593,479
		$ 59,946,958
Commercial Services & Supplies — 0.7%
ADT, Inc.	16,799	$ 135,904
Cintas Corp.	10,867	4,136,632
Clean Harbors, Inc.(1)	12,237	1,271,057
Copart, Inc.(1)	26,939	3,736,978
IAA, Inc.(1)	15,744	859,150
MSA Safety, Inc.	8,207	1,195,760
Republic Services, Inc.	48,062	5,770,324
Stericycle, Inc.(1)	21,286	1,446,809
Tetra Tech, Inc.	11,215	1,674,848
Waste Management, Inc.	94,118	14,057,465
		$ 34,284,927
Communications Equipment — 1.0%
Arista Networks, Inc.(1)	8,397	$ 2,885,545
Ciena Corp.(1)	24,171	1,241,181
Cisco Systems, Inc.	581,150	31,631,995
F5 Networks, Inc.(1)	8,244	1,638,742
Juniper Networks, Inc.	51,361	1,413,455
Lumentum Holdings, Inc.(1)	9,562	798,809
Motorola Solutions, Inc.	22,449	5,215,352
		$ 44,825,079
Construction & Engineering — 0.2%
AECOM (1)	33,272	$ 2,101,127
EMCOR Group, Inc.	13,741	1,585,436
MasTec, Inc.(1)	10,831	934,499
Quanta Services, Inc.	34,024	3,872,612
Valmont Industries, Inc.	5,012	1,178,421
		$ 9,672,095
Construction Materials — 0.3%
Martin Marietta Materials, Inc.	21,648	$ 7,396,688
Security	Shares	Value
Construction Materials (continued)
Vulcan Materials Co.	45,723	$ 7,734,503
		$ 15,131,191
Consumer Finance — 0.9%
Ally Financial, Inc.	57,932	$ 2,957,428
American Express Co.	96,877	16,229,804
Capital One Financial Corp.	67,240	10,890,863
Credit Acceptance Corp.(1)	1,437	841,076
Discover Financial Services	46,087	5,661,788
OneMain Holdings, Inc.	16,018	886,276
Santander Consumer USA Holdings, Inc.	14,537	606,193
SLM Corp.	48,615	855,624
Synchrony Financial	88,039	4,303,346
		$ 43,232,398
Containers & Packaging — 0.5%
AptarGroup, Inc.	13,340	$ 1,592,129
Ardagh Group S.A.	1,780	45,372
Avery Dennison Corp.	15,687	3,250,503
Ball Corp.	66,324	5,967,171
Berry Global Group, Inc.(1)	29,481	1,794,803
Crown Holdings, Inc.	24,441	2,463,164
Graphic Packaging Holding Co.	71,104	1,353,820
Packaging Corp. of America	17,357	2,385,546
Silgan Holdings, Inc.	11,724	449,733
Sonoco Products Co.	17,050	1,015,839
WestRock Co.	51,235	2,553,040
		$ 22,871,120
Distributors — 0.1%
Genuine Parts Co.	18,010	$ 2,183,352
LKQ Corp.(1)	37,177	1,870,747
Pool Corp.	4,776	2,074,742
		$ 6,128,841
Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(1)	8,169	$ 1,138,922
Chegg, Inc.(1)(2)	21,051	1,431,889
Service Corp. International	25,241	1,521,023
Terminix Global Holdings, Inc.(1)	15,248	635,384
		$ 4,727,218
Diversified Financial Services — 0.1%
Equitable Holdings, Inc.	64,780	$ 1,920,079
Voya Financial, Inc.	19,845	1,218,285
		$ 3,138,364

9
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Diversified Telecommunication Services — 1.3%
AT&T, Inc.	993,964	$ 26,846,968
Iridium Communications, Inc.(1)	16,712	665,973
Lumen Technologies, Inc.	160,018	1,982,623
Verizon Communications, Inc.	572,597	30,925,964
		$ 60,421,528
Electric Utilities — 0.9%
Alliant Energy Corp.	58,678	$ 3,284,794
Avangrid, Inc.(2)	12,302	597,877
Eversource Energy	76,392	6,245,810
Hawaiian Electric Industries, Inc.	22,356	912,796
NextEra Energy, Inc.	318,210	24,985,849
Xcel Energy, Inc.	126,082	7,880,125
		$ 43,907,251
Electrical Equipment — 1.1%
Acuity Brands, Inc.	6,339	$ 1,098,993
AMETEK, Inc.	46,440	5,759,024
Eaton Corp. PLC	79,918	11,932,557
Emerson Electric Co.	119,517	11,258,501
Generac Holdings, Inc.(1)	12,655	5,171,719
Hubbell, Inc.	10,910	1,971,110
nVent Electric PLC	26,394	853,318
Regal Beloit Corp.	9,347	1,405,228
Rockwell Automation, Inc.	22,954	6,749,394
Sensata Technologies Holding PLC(1)	31,243	1,709,617
Sunrun, Inc.(1)	29,423	1,294,612
Vertiv Holdings Co.	47,049	1,133,410
		$ 50,337,483
Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp., Class A	120,097	$ 8,794,703
Arrow Electronics, Inc.(1)	10,712	1,202,850
Coherent, Inc.(1)	3,615	904,075
Corning, Inc.	106,042	3,869,473
II-VI, Inc.(1)(2)	18,839	1,118,283
IPG Photonics Corp.(1)	3,804	602,554
Jabil, Inc.	15,935	930,126
Keysight Technologies, Inc.(1)	34,981	5,747,028
Littelfuse, Inc.	4,405	1,203,754
National Instruments Corp.	12,111	475,115
Novanta, Inc.(1)	7,626	1,178,217
SYNNEX Corp.	3,656	380,590
Teledyne Technologies, Inc.(1)	9,466	4,066,404
Trimble, Inc.(1)	51,466	4,233,079
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Corp., Class A(1)	6,905	$ 3,558,975
		$ 38,265,226
Energy Equipment & Services — 0.1%
Baker Hughes Co.	277,211	$ 6,855,428
		$ 6,855,428
Entertainment — 2.3%
Activision Blizzard, Inc.	98,398	$ 7,615,021
AMC Entertainment Holdings, Inc., Class A(1)	74,379	2,830,865
Electronic Arts, Inc.	38,601	5,490,992
Liberty Media Corp.-Liberty Formula One, Class A(1)	2,450	115,273
Live Nation Entertainment, Inc.(1)	21,315	1,942,436
Netflix, Inc.(1)	60,191	36,736,975
Roku, Inc.(1)	13,849	4,339,584
Take-Two Interactive Software, Inc.(1)	15,206	2,342,789
Walt Disney Co. (The)(1)	255,043	43,145,624
Warner Music Group Corp., Class A	19,984	854,116
Zynga, Inc., Class A(1)	124,302	935,994
		$ 106,349,669
Food & Staples Retailing — 1.5%
Albertsons Cos., Inc., Class A	7,000	$ 217,910
BJ's Wholesale Club Holdings, Inc.(1)	16,609	912,166
Casey's General Stores, Inc.	6,806	1,282,591
Costco Wholesale Corp.	55,616	24,991,049
Kroger Co. (The)	140,797	5,692,423
Performance Food Group Co.(1)	20,960	973,801
Sysco Corp.	93,858	7,367,853
US Foods Holding Corp.(1)	40,557	1,405,706
Walmart, Inc.	185,528	25,858,893
		$ 68,702,392
Food Products — 1.3%
Beyond Meat, Inc.(1)(2)	11,771	$ 1,239,015
Bunge, Ltd.	24,601	2,000,553
Campbell Soup Co.	35,599	1,488,394
Conagra Brands, Inc.	87,883	2,976,597
Darling Ingredients, Inc.(1)	27,322	1,964,452
Flowers Foods, Inc.	42,955	1,015,027
Freshpet, Inc.(1)	7,572	1,080,449
General Mills, Inc.	113,906	6,813,857
Hershey Co. (The)	26,503	4,485,633
Hormel Foods Corp.(2)	47,959	1,966,319
Ingredion, Inc.	13,407	1,193,357
JM Smucker Co. (The)	20,571	2,469,137

10
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Food Products (continued)
Kellogg Co.	46,588	$ 2,977,905
Kraft Heinz Co. (The)	124,115	4,569,914
Lamb Weston Holdings, Inc.	28,796	1,767,211
Lancaster Colony Corp.	4,444	750,192
McCormick & Co., Inc.	49,732	4,029,784
Mondelez International, Inc., Class A	261,344	15,204,994
Post Holdings, Inc.(1)	12,663	1,394,956
		$ 59,387,746
Health Care Equipment & Supplies — 4.9%
Abbott Laboratories	262,845	$ 31,049,880
ABIOMED, Inc.(1)	6,590	2,145,177
Align Technology, Inc.(1)	11,108	7,391,596
Baxter International, Inc.	77,762	6,254,398
Becton, Dickinson and Co.	43,501	10,693,416
Boston Scientific Corp.(1)	221,969	9,631,235
Cooper Cos., Inc. (The)	8,098	3,346,984
Danaher Corp.	96,801	29,470,096
DENTSPLY SIRONA, Inc.	35,033	2,033,666
DexCom, Inc.(1)	14,783	8,084,231
Edwards Lifesciences Corp.(1)	96,547	10,930,086
Envista Holdings Corp.(1)	20,385	852,297
Globus Medical, Inc., Class A(1)	11,694	895,994
Hill-Rom Holdings, Inc.	8,666	1,299,900
Hologic, Inc.(1)	39,658	2,927,157
IDEXX Laboratories, Inc.(1)	12,716	7,908,080
Insulet Corp.(1)	11,231	3,192,187
Integra LifeSciences Holdings Corp.(1)	9,182	628,783
Intuitive Surgical, Inc.(1)	18,286	18,179,027
Masimo Corp.(1)	8,514	2,304,825
Medtronic PLC	207,587	26,021,031
Neogen Corp.(1)	13,800	599,334
Nevro Corp.(1)	4,188	487,399
Novocure, Ltd.(1)	13,956	1,621,269
Penumbra, Inc.(1)	4,764	1,269,606
Quidel Corp.(1)	4,768	673,003
ResMed, Inc.	22,857	6,023,962
STAAR Surgical Co.(1)	8,482	1,090,192
STERIS PLC	15,338	3,133,247
Stryker Corp.	55,031	14,512,775
Tandem Diabetes Care, Inc.(1)	8,579	1,024,161
Teleflex, Inc.	7,790	2,933,325
West Pharmaceutical Services, Inc.	11,395	4,837,633
Zimmer Biomet Holdings, Inc.	32,949	4,822,416
		$ 228,268,368
Security	Shares	Value
Health Care Providers & Services — 1.6%
Amedisys, Inc.(1)	5,495	$ 819,305
Anthem, Inc.	37,657	14,038,530
Centene Corp.(1)	87,600	5,458,356
Chemed Corp.	2,008	933,961
CVS Health Corp.	202,981	17,224,968
DaVita, Inc.(1)	10,074	1,171,203
Encompass Health Corp.	12,962	972,668
Guardant Health, Inc.(1)	14,210	1,776,392
HCA Healthcare, Inc.	38,764	9,408,798
HealthEquity, Inc.(1)	11,570	749,273
Henry Schein, Inc.(1)	23,039	1,754,650
Humana, Inc.	19,265	7,496,975
Laboratory Corp. of America Holdings(1)	15,215	4,282,110
LHC Group, Inc.(1)	4,578	718,334
Molina Healthcare, Inc.(1)	9,814	2,662,636
Progyny, Inc.(1)	10,844	607,264
Quest Diagnostics, Inc.	18,791	2,730,520
R1 RCM, Inc.(1)	26,713	587,953
Select Medical Holdings Corp.	21,930	793,208
		$ 74,187,104
Health Care Technology — 0.3%
Cerner Corp.	42,496	$ 2,996,818
Change Healthcare, Inc.(1)	42,986	900,127
GoodRx Holdings, Inc., Class A(1)(2)	13,352	547,699
Inovalon Holdings, Inc., Class A(1)	9,911	399,314
Omnicell, Inc.(1)	6,616	982,013
Teladoc Health, Inc.(1)(2)	20,636	2,616,851
Veeva Systems, Inc., Class A(1)	18,981	5,469,755
		$ 13,912,577
Hotels, Restaurants & Leisure — 1.8%
Aramark	50,268	$ 1,651,806
Booking Holdings, Inc.(1)	5,618	13,336,402
Chipotle Mexican Grill, Inc.(1)	5,085	9,242,089
Choice Hotels International, Inc.	6,810	860,580
Darden Restaurants, Inc.	24,471	3,706,622
Domino's Pizza, Inc.	7,265	3,465,114
Expedia Group, Inc.(1)	18,480	3,028,872
Hilton Worldwide Holdings, Inc.(1)	41,080	5,427,079
Hyatt Hotels Corp., Class A(1)	3,935	303,389
Marriott International, Inc., Class A(1)	41,879	6,201,861
Marriott Vacations Worldwide Corp.	4,891	769,501
Planet Fitness, Inc., Class A(1)	12,440	977,162
Royal Caribbean Cruises, Ltd.(1)	32,398	2,881,802
Starbucks Corp.	199,784	22,038,173

11
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Texas Roadhouse, Inc.	13,421	$ 1,225,740
Travel + Leisure Co.	9,867	538,048
Vail Resorts, Inc.(1)	6,182	2,065,097
Wendy's Co. (The)	40,738	883,200
Wyndham Hotels & Resorts, Inc.	11,818	912,231
Yum! Brands, Inc.	56,068	6,857,677
		$ 86,372,445
Household Durables — 0.6%
D.R. Horton, Inc.	75,327	$ 6,325,208
Helen of Troy, Ltd.(1)	2,654	596,301
Leggett & Platt, Inc.	15,713	704,571
Lennar Corp., Class A	66,311	6,212,015
Mohawk Industries, Inc.(1)	7,595	1,347,353
Newell Brands, Inc.	43,520	963,533
NVR, Inc.(1)	817	3,916,763
PulteGroup, Inc.	58,196	2,672,360
Tempur Sealy International, Inc.	28,812	1,337,165
Toll Brothers, Inc.	26,222	1,449,814
TopBuild Corp.(1)	6,941	1,421,586
Whirlpool Corp.	7,454	1,519,573
		$ 28,466,242
Household Products — 1.3%
Church & Dwight Co., Inc.	28,465	$ 2,350,355
Clorox Co. (The)	15,502	2,567,286
Colgate-Palmolive Co.	106,674	8,062,421
Kimberly-Clark Corp.	40,481	5,361,304
Procter & Gamble Co. (The)	304,624	42,586,435
Reynolds Consumer Products, Inc.	5,100	139,434
		$ 61,067,235
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	156,735	$ 3,578,260
Brookfield Renewable Corp., Class A	44,460	1,725,493
Clearway Energy, Inc., Class C	22,211	672,327
		$ 5,976,080
Industrial Conglomerates — 0.5%
3M Co.	105,139	$ 18,443,483
Roper Technologies, Inc.	15,031	6,705,780
		$ 25,149,263
Insurance — 1.9%
Aflac, Inc.	94,827	$ 4,943,332
Alleghany Corp.(1)	1,855	1,158,281
Security	Shares	Value
Insurance (continued)
Allstate Corp. (The)	45,342	$ 5,772,490
American Financial Group, Inc.	12,175	1,531,980
American International Group, Inc.	126,210	6,927,667
Arch Capital Group, Ltd.(1)	61,410	2,344,634
Assurant, Inc.	9,696	1,529,544
Brown & Brown, Inc.	38,016	2,107,987
Enstar Group, Ltd.(1)	2,089	490,351
Erie Indemnity Co., Class A	3,679	656,407
Everest Re Group, Ltd.	6,034	1,513,207
First American Financial Corp.	13,081	877,081
Globe Life, Inc.	13,850	1,233,065
Hanover Insurance Group, Inc. (The)	4,418	572,661
Hartford Financial Services Group, Inc. (The)	52,065	3,657,566
Kemper Corp.	8,396	560,769
Lincoln National Corp.	28,625	1,967,969
Marsh & McLennan Cos., Inc.	74,109	11,222,326
MetLife, Inc.	112,658	6,954,378
Primerica, Inc.	5,736	881,222
Principal Financial Group, Inc.	42,173	2,715,941
Progressive Corp. (The)	87,693	7,926,570
Prudential Financial, Inc.	59,351	6,243,725
Reinsurance Group of America, Inc.	11,341	1,261,800
RenaissanceRe Holdings, Ltd.	7,066	985,000
RLI Corp.	4,743	475,581
Travelers Cos., Inc. (The)	37,725	5,734,577
Unum Group	34,853	873,416
Willis Towers Watson PLC	19,791	4,600,616
		$ 87,720,143
Interactive Media & Services — 4.6%
Alphabet, Inc., Class A(1)	70,920	$ 189,606,038
Angi, Inc.(1)	7,243	89,379
IAC/InterActiveCorp. (1)	12,541	1,633,967
Match Group, Inc.(1)	36,698	5,761,219
Pinterest, Inc., Class A(1)	74,626	3,802,195
Snap, Inc., Class A(1)	144,197	10,651,832
TripAdvisor, Inc.(1)	18,252	617,830
Zillow Group, Inc., Class C(1)(2)	20,583	1,814,186
ZoomInfo Technologies, Inc., Class A(1)	26,274	1,607,706
		$ 215,584,352
Internet & Direct Marketing Retail — 4.0%
Amazon.com, Inc.(1)	53,525	$ 175,831,766
Chewy, Inc., Class A(1)(2)	9,570	651,813
eBay, Inc.	81,840	5,701,793
Etsy, Inc.(1)	16,765	3,486,449

12
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Internet & Direct Marketing Retail (continued)
Qurate Retail, Inc., Series A	38,923	$ 396,625
Stitch Fix, Inc., Class A(1)	10,683	426,786
Wayfair, Inc., Class A(1)(2)	8,757	2,237,501
		$ 188,732,733
IT Services — 5.9%
Accenture PLC, Class A	87,278	$ 27,921,978
Akamai Technologies, Inc.(1)	21,008	2,197,227
Alliance Data Systems Corp.	8,609	868,562
Amdocs, Ltd.	18,996	1,438,187
Automatic Data Processing, Inc.	58,683	11,731,905
Broadridge Financial Solutions, Inc.	16,128	2,687,570
Cognizant Technology Solutions Corp., Class A	71,456	5,302,750
Concentrix Corp.(1)	7,159	1,267,143
DXC Technology Co.(1)	38,996	1,310,656
EPAM Systems, Inc.(1)	7,499	4,278,029
Euronet Worldwide, Inc.(1)	7,279	926,471
Fastly, Inc., Class A(1)(2)	10,547	426,521
Fidelity National Information Services, Inc.	85,250	10,373,220
Fiserv, Inc.(1)	82,806	8,984,451
Gartner, Inc.(1)	11,755	3,572,109
Genpact, Ltd.	18,763	891,430
International Business Machines Corp.	124,463	17,291,645
Jack Henry & Associates, Inc.	11,052	1,813,191
Mastercard, Inc., Class A	121,096	42,102,657
MAXIMUS, Inc.	10,521	875,347
Okta, Inc.(1)	19,582	4,647,592
Paychex, Inc.	40,126	4,512,169
PayPal Holdings, Inc.(1)	163,505	42,545,636
Square, Inc., Class A(1)	54,784	13,139,394
Switch, Inc., Class A	35,163	892,789
TTEC Holdings, Inc.	4,670	436,785
Twilio, Inc., Class A(1)	23,304	7,435,141
VeriSign, Inc.(1)	14,346	2,941,073
Visa, Inc., Class A	231,024	51,460,596
WEX, Inc.(1)	6,147	1,082,733
		$ 275,354,957
Leisure Products — 0.1%
Brunswick Corp.	13,999	$ 1,333,685
Callaway Golf Co.(1)	17,726	489,769
Hasbro, Inc.	15,358	1,370,241
Mattel, Inc.(1)	49,315	915,286
YETI Holdings, Inc.(1)	12,394	1,062,042
		$ 5,171,023
Security	Shares	Value
Life Sciences Tools & Services — 1.9%
10X Genomics, Inc., Class A(1)	11,756	$ 1,711,438
Adaptive Biotechnologies Corp.(1)	8,561	290,988
Agilent Technologies, Inc.	46,718	7,359,487
Avantor, Inc.(1)	78,160	3,196,744
Bio-Rad Laboratories, Inc., Class A(1)	3,262	2,433,289
Bio-Techne Corp.	6,312	3,058,606
Bruker Corp.	18,228	1,423,607
Charles River Laboratories International, Inc.(1)	7,469	3,082,232
Illumina, Inc.(1)	22,374	9,075,118
IQVIA Holdings, Inc.(1)	29,209	6,996,724
Medpace Holdings, Inc.(1)	3,386	640,902
Mettler-Toledo International, Inc.(1)	3,646	5,021,855
NeoGenomics, Inc.(1)	13,463	649,455
PerkinElmer, Inc.	18,394	3,187,496
PPD, Inc.(1)	22,472	1,051,465
Repligen Corp.(1)	8,424	2,434,452
Syneos Health, Inc.(1)	14,896	1,303,102
Thermo Fisher Scientific, Inc.	59,507	33,998,134
Waters Corp.(1)	9,156	3,271,439
		$ 90,186,533
Machinery — 2.9%
AGCO Corp.	11,069	$ 1,356,285
Caterpillar, Inc.	98,544	18,917,492
Chart Industries, Inc.(1)	8,661	1,655,204
CNH Industrial NV	187,604	3,116,102
Colfax Corp.(1)	23,062	1,058,546
Crane Co.	9,033	856,419
Cummins, Inc.	27,915	6,268,592
Deere & Co.	52,904	17,726,543
Donaldson Co., Inc.	24,605	1,412,573
Dover Corp.	28,277	4,397,074
Flowserve Corp.	20,010	693,747
Fortive Corp.	67,491	4,762,840
Gates Industrial Corp. PLC(1)	14,308	232,791
Graco, Inc.	31,329	2,192,090
IDEX Corp.	16,025	3,316,374
Illinois Tool Works, Inc.	62,341	12,881,521
Ingersoll Rand, Inc.(1)	82,514	4,159,531
ITT, Inc.	14,928	1,281,420
John Bean Technologies Corp.	7,650	1,075,208
Lincoln Electric Holdings, Inc.	9,624	1,239,475
Middleby Corp. (The)(1)	11,897	2,028,557
Nordson Corp.	9,728	2,316,723
Oshkosh Corp.	14,015	1,434,716
Otis Worldwide Corp.	86,939	7,153,341

13
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Machinery (continued)
PACCAR, Inc.	66,909	$ 5,280,458
Parker-Hannifin Corp.	24,661	6,895,709
Pentair PLC	32,829	2,384,370
RBC Bearings, Inc.(1)	4,101	870,232
Snap-on, Inc.	7,111	1,485,843
Stanley Black & Decker, Inc.	31,308	5,488,605
Timken Co. (The)	10,539	689,461
Toro Co. (The)	21,586	2,102,692
Watts Water Technologies, Inc., Class A	4,503	756,909
Westinghouse Air Brake Technologies Corp.	38,447	3,314,516
Woodward, Inc.	11,468	1,298,178
Xylem, Inc.	35,736	4,419,828
		$ 136,519,965
Media — 1.4%
Altice USA, Inc., Class A(1)	28,920	$ 599,222
Cable One, Inc.	862	1,562,918
Charter Communications, Inc., Class A(1)	17,032	12,391,802
Comcast Corp., Class A	628,569	35,155,864
Discovery, Inc., Class A(1)	23,020	584,248
Interpublic Group of Cos., Inc. (The)	55,503	2,035,295
Liberty Broadband Corp., Class C(1)	22,167	3,828,241
New York Times Co. (The), Class A	28,612	1,409,713
Omnicom Group, Inc.	28,841	2,089,819
Sirius XM Holdings, Inc.(2)	149,868	914,195
ViacomCBS, Inc., Class B	82,719	3,268,228
		$ 63,839,545
Metals & Mining — 0.4%
Nucor Corp.	96,534	$ 9,507,634
Reliance Steel & Aluminum Co.	22,855	3,255,009
Steel Dynamics, Inc.	71,326	4,171,144
		$ 16,933,787
Multiline Retail — 0.5%
Dollar General Corp.	29,513	$ 6,260,888
Kohl's Corp.	21,503	1,012,576
Macy's, Inc.	49,380	1,115,988
Nordstrom, Inc.(1)(2)	19,715	521,462
Ollie's Bargain Outlet Holdings, Inc.(1)(2)	9,168	552,647
Target Corp.	61,777	14,132,724
		$ 23,596,285
Multi-Utilities — 0.5%
Ameren Corp.	58,261	$ 4,719,141
CMS Energy Corp.	67,622	4,039,062
Security	Shares	Value
Multi-Utilities (continued)
Consolidated Edison, Inc.	84,338	$ 6,122,096
Sempra Energy	74,902	9,475,103
		$ 24,355,402
Oil, Gas & Consumable Fuels — 0.0%(3)
New Fortress Energy, Inc.(2)	25,673	$ 712,426
		$ 712,426
Paper & Forest Products — 0.0%(3)
Louisiana-Pacific Corp.	16,108	$ 988,548
		$ 988,548
Personal Products — 0.2%
Coty, Inc., Class A(1)	22,406	$ 176,111
Estee Lauder Cos., Inc. (The), Class A	29,326	8,795,747
		$ 8,971,858
Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	347,481	$ 20,560,451
Catalent, Inc.(1)	26,317	3,502,003
Elanco Animal Health, Inc.(1)	74,870	2,387,604
Eli Lilly & Co.	121,190	28,000,950
Jazz Pharmaceuticals PLC(1)	10,110	1,316,423
Merck & Co., Inc.	389,606	29,263,307
Organon & Co.	37,716	1,236,708
Perrigo Co. PLC	17,537	830,026
Pfizer, Inc.	819,439	35,244,071
Reata Pharmaceuticals, Inc., Class A(1)(2)	3,423	344,388
Royalty Pharma PLC, Class A	50,256	1,816,252
Zoetis, Inc.	73,082	14,188,139
		$ 138,690,322
Professional Services — 0.6%
ASGN, Inc.(1)	5,496	$ 621,817
Booz Allen Hamilton Holding Corp.	21,134	1,676,983
CoStar Group, Inc.(1)	55,680	4,791,821
Dun & Bradstreet Holdings, Inc.(1)(2)	29,876	502,216
Exponent, Inc.	5,782	654,233
FTI Consulting, Inc.(1)	3,738	503,509
IHS Markit, Ltd.	57,597	6,716,962
ManpowerGroup, Inc.	8,973	971,597
Nielsen Holdings PLC	52,842	1,014,038
Robert Half International, Inc.	16,715	1,677,016
Science Applications International Corp.	8,747	748,393
TransUnion	28,510	3,201,958
TriNet Group, Inc.(1)	6,210	587,342

14
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Professional Services (continued)
Upwork, Inc.(1)	17,477	$ 786,989
Verisk Analytics, Inc.	24,281	4,862,756
		$ 29,317,630
Real Estate Management & Development — 0.3%
CBRE Group, Inc., Class A(1)	74,396	$ 7,243,194
eXp World Holdings, Inc.(2)	18,731	744,932
Howard Hughes Corp. (The)(1)	8,109	712,051
Jones Lang LaSalle, Inc.(1)	12,597	3,125,190
Redfin Corp.(1)(2)	24,268	1,215,827
		$ 13,041,194
Road & Rail — 0.9%
Avis Budget Group, Inc.(1)	9,565	$ 1,114,418
J.B. Hunt Transport Services, Inc.	12,731	2,128,878
Kansas City Southern	12,716	3,441,458
Knight-Swift Transportation Holdings, Inc.	24,334	1,244,684
Landstar System, Inc.	4,999	788,942
Norfolk Southern Corp.	32,909	7,873,478
Old Dominion Freight Line, Inc.	14,433	4,127,550
Saia, Inc.(1)	3,021	719,089
Union Pacific Corp.	90,375	17,714,404
XPO Logistics, Inc.(1)	14,264	1,135,129
		$ 40,288,030
Semiconductors & Semiconductor Equipment — 5.8%
Advanced Micro Devices, Inc.(1)	168,522	$ 17,340,914
Allegro MicroSystems, Inc.(1)	3,950	126,242
Amkor Technology, Inc.	22,403	558,955
Analog Devices, Inc.	73,757	12,352,822
Applied Materials, Inc.	124,171	15,984,533
Broadcom, Inc.	55,249	26,791,898
Brooks Automation, Inc.	7,583	776,120
Cree, Inc.(1)	13,043	1,052,961
Enphase Energy, Inc.(1)	18,149	2,721,806
Entegris, Inc.	17,369	2,186,757
First Solar, Inc.(1)	12,629	1,205,564
Intel Corp.	559,717	29,821,722
KLA Corp.	20,440	6,837,384
Lam Research Corp.	19,536	11,118,914
Lattice Semiconductor Corp.(1)	22,163	1,432,838
Marvell Technology, Inc.	110,147	6,642,966
Microchip Technology, Inc.	37,207	5,710,902
Micron Technology, Inc.	153,130	10,869,167
MKS Instruments, Inc.	11,984	1,808,506
Monolithic Power Systems, Inc.	5,632	2,729,718
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	314,680	$ 65,189,109
ON Semiconductor Corp.(1)	57,497	2,631,638
Power Integrations, Inc.	6,062	600,077
Qorvo, Inc.(1)	15,681	2,621,706
Silicon Laboratories, Inc.(1)	4,605	645,437
Skyworks Solutions, Inc.	23,858	3,931,321
SolarEdge Technologies, Inc.(1)	8,959	2,376,106
Teradyne, Inc.	32,947	3,596,824
Texas Instruments, Inc.	127,827	24,569,628
Universal Display Corp.	6,342	1,084,228
Xilinx, Inc.	33,310	5,029,477
		$ 270,346,240
Software — 10.9%
Adobe, Inc.(1)	65,528	$ 37,725,780
Altair Engineering, Inc., Class A(1)	4,845	334,014
Alteryx, Inc., Class A(1)	10,071	736,190
Anaplan, Inc.(1)	15,364	935,514
ANSYS, Inc.(1)	12,214	4,158,256
Appfolio, Inc., Class A(1)	1,712	206,125
Appian Corp.(1)(2)	3,863	357,366
Aspen Technology, Inc.(1)	9,492	1,165,618
Autodesk, Inc.(1)	30,029	8,563,370
Avalara, Inc.(1)	12,549	2,193,189
Bill.com Holdings, Inc.(1)	11,296	3,015,467
Black Knight, Inc.(1)	17,780	1,280,160
Blackline, Inc.(1)(2)	6,869	810,954
Cadence Design Systems, Inc.(1)	38,904	5,891,622
CDK Global, Inc.	12,284	522,684
Citrix Systems, Inc.	15,015	1,612,161
Cloudera, Inc.(1)	25,831	412,521
Coupa Software, Inc.(1)	9,728	2,132,183
CrowdStrike Holdings, Inc., Class A(1)	28,797	7,077,727
DocuSign, Inc.(1)	26,144	6,730,250
Dolby Laboratories, Inc., Class A	6,538	575,344
Dropbox, Inc., Class A(1)	37,922	1,108,081
Duck Creek Technologies, Inc.(1)	14,546	643,515
Dynatrace, Inc.(1)	28,054	1,990,992
Elastic NV(1)	8,376	1,247,940
Fair Isaac Corp.(1)	4,141	1,647,828
Five9, Inc.(1)	8,046	1,285,268
Guidewire Software, Inc.(1)	13,354	1,587,390
HubSpot, Inc.(1)	6,360	4,299,932
Intuit, Inc.	36,942	19,930,578
Manhattan Associates, Inc.(1)	7,042	1,077,637
McAfee Corp., Class A	3,250	71,858
Microsoft Corp.	894,362	252,138,535

15
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Software (continued)
MicroStrategy, Inc., Class A(1)(2)	1,381	$ 798,770
nCino, Inc.(1)	4,101	291,294
NCR Corp.(1)	21,903	848,960
NortonLifeLock, Inc.	83,482	2,112,095
Nuance Communications, Inc.(1)	47,154	2,595,356
Nutanix, Inc., Class A(1)	27,917	1,052,471
Oracle Corp.	227,206	19,796,459
Palo Alto Networks, Inc.(1)	12,825	6,143,175
Paycom Software, Inc.(1)	7,048	3,494,046
Paylocity Holding Corp.(1)	5,269	1,477,428
Pegasystems, Inc.	3,895	495,055
PTC, Inc.(1)	15,079	1,806,313
Q2 Holdings, Inc.(1)	4,967	398,055
Rapid7, Inc.(1)(2)	9,112	1,029,838
RingCentral, Inc., Class A(1)	9,897	2,152,598
salesforce.com, inc.(1)	129,508	35,125,160
ServiceNow, Inc.(1)	27,330	17,006,639
Smartsheet, Inc., Class A(1)	15,781	1,086,048
Splunk, Inc.(1)	23,647	3,421,957
SS&C Technologies Holdings, Inc.	28,419	1,972,279
Synopsys, Inc.(1)	20,345	6,091,496
Teradata Corp.(1)	18,842	1,080,589
Trade Desk, Inc. (The), Class A(1)	57,570	4,047,171
Tyler Technologies, Inc.(1)	5,090	2,334,529
Varonis Systems, Inc.(1)	17,519	1,066,031
VMware, Inc., Class A(1)(2)	9,531	1,417,260
Workday, Inc., Class A(1)	25,064	6,263,243
Workiva, Inc.(1)	6,794	957,682
Zendesk, Inc.(1)	16,763	1,951,046
Ziff Davis, Inc.(1)	4,847	662,197
Zoom Video Communications, Inc., Class A(1)	30,426	7,956,399
Zscaler, Inc.(1)	10,130	2,656,289
		$ 513,053,977
Specialty Retail — 2.6%
Advance Auto Parts, Inc.	8,266	$ 1,726,685
American Eagle Outfitters, Inc.(2)	24,689	636,976
AutoNation, Inc.(1)	4,563	555,591
AutoZone, Inc.(1)	2,646	4,492,882
Bath & Body Works, Inc.	29,800	1,878,294
Bed Bath & Beyond, Inc.(1)	21,954	379,255
Best Buy Co., Inc.	27,724	2,930,704
Burlington Stores, Inc.(1)	8,582	2,433,598
CarMax, Inc.(1)	19,883	2,544,229
Carvana Co.(1)	10,273	3,097,720
Dick's Sporting Goods, Inc.(2)	7,829	937,679
Five Below, Inc.(1)	6,997	1,237,140
Security	Shares	Value
Specialty Retail (continued)
Floor & Decor Holdings, Inc., Class A(1)	12,454	$ 1,504,319
Foot Locker, Inc.	9,575	437,194
GameStop Corp., Class A(1)	7,870	1,380,949
Gap, Inc. (The)	29,888	678,458
Home Depot, Inc. (The)	132,343	43,442,913
Leslie's, Inc.(1)	17,710	363,763
Lithia Motors, Inc., Class A	3,411	1,081,423
Lowe's Cos., Inc.	87,958	17,843,160
O'Reilly Automotive, Inc.(1)	8,851	5,408,492
Penske Automotive Group, Inc.	4,680	470,808
RH (1)	2,425	1,617,257
Ross Stores, Inc.	43,372	4,721,042
TJX Cos., Inc. (The)	151,858	10,019,591
Tractor Supply Co.	14,863	3,011,392
Ulta Beauty, Inc.(1)	7,050	2,544,486
Victoria's Secret & Co.(1)	9,933	548,898
Vroom, Inc.(1)(2)	18,345	404,874
Williams-Sonoma, Inc.	10,113	1,793,338
		$ 120,123,110
Technology Hardware, Storage & Peripherals — 6.4%
Apple, Inc.	1,989,319	$ 281,488,639
Dell Technologies, Inc., Class C(1)	38,107	3,964,652
Hewlett Packard Enterprise Co.	172,537	2,458,652
HP, Inc.	170,401	4,662,171
NetApp, Inc.	29,320	2,631,763
Pure Storage, Inc., Class A(1)	33,965	854,560
Seagate Technology Holdings PLC	32,288	2,664,406
Western Digital Corp.(1)	38,106	2,150,703
Xerox Holdings Corp.	19,442	392,145
		$ 301,267,691
Textiles, Apparel & Luxury Goods — 0.9%
Capri Holdings, Ltd.(1)	21,942	$ 1,062,212
Columbia Sportswear Co.	2,163	207,302
Crocs, Inc.(1)	9,381	1,345,986
Deckers Outdoor Corp.(1)	3,895	1,402,979
Hanesbrands, Inc.	49,516	849,694
Levi Strauss & Co., Class A	7,415	181,742
lululemon Athletica, Inc.(1)	14,545	5,886,361
NIKE, Inc., Class B	156,640	22,748,827
PVH Corp.(1)	9,809	1,008,267
Ralph Lauren Corp.	4,242	471,032
Skechers USA, Inc., Class A(1)	20,147	848,592
Tapestry, Inc.	30,789	1,139,809
Under Armour, Inc., Class A(1)	22,834	460,790

16
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
VF Corp.	41,223	$ 2,761,529
		$ 40,375,122
Thrifts & Mortgage Finance — 0.0%(3)
Essent Group, Ltd.	16,779	$ 738,444
MGIC Investment Corp.	43,154	645,584
New York Community Bancorp, Inc.	60,991	784,954
TFS Financial Corp.	9,601	182,995
		$ 2,351,977
Trading Companies & Distributors — 0.3%
Air Lease Corp.	16,387	$ 644,665
Fastenal Co.	71,936	3,712,617
MSC Industrial Direct Co., Inc., Class A	7,733	620,109
SiteOne Landscape Supply, Inc.(1)	6,263	1,249,281
United Rentals, Inc.(1)	14,227	4,992,681
Univar Solutions, Inc.(1)	41,070	978,287
W.W. Grainger, Inc.	5,372	2,111,518
WESCO International, Inc.(1)	7,528	868,129
		$ 15,177,287
Water Utilities — 0.2%
American Water Works Co., Inc.	40,508	$ 6,847,472
Essential Utilities, Inc.	56,911	2,622,459
		$ 9,469,931
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(1)	81,970	$ 10,472,487
		$ 10,472,487
Total Common Stocks (identified cost $2,857,849,384)		$4,685,168,576

Short-Term Investments — 0.3%
Affiliated Fund — 0.2%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(4)	9,661,161	$ 9,662,127
Total Affiliated Fund (identified cost $9,661,328)		$ 9,662,127
Securities Lending Collateral — 0.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(5)	5,700,806	$ 5,700,806
Total Securities Lending Collateral (identified cost $5,700,806)		$ 5,700,806
Total Short-Term Investments (identified cost $15,362,134)		$ 15,362,933
Total Investments — 100.1% (identified cost $2,873,211,518)		$4,700,531,509
Other Assets, Less Liabilities — (0.1)%		$ (6,532,459)
Net Assets — 100.0%		$ 4,693,999,050

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $26,285,426.
(3)	Amount is less than 0.05%.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(5)	Represents investment of cash collateral received in connection with securities lending.

17
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Statement of Assets and Liabilities

September 30, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $2,863,550,190) - including $26,285,426 of securities on loan	$ 4,690,869,382
Investments in securities of affiliated issuers, at value (identified cost $9,661,328)	9,662,127
Receivable for capital shares sold	19,046,233
Dividends receivable	2,579,457
Dividends receivable - affiliated	465
Securities lending income receivable	4,581
Receivable from affiliate	368,484
Directors' deferred compensation plan	874,825
Total assets	$4,723,405,554
Liabilities
Payable for investments purchased	$ 16,902,754
Payable for capital shares redeemed	3,961,470
Deposits for securities loaned	5,700,806
Payable to affiliates:
Investment advisory fee	477,114
Administrative fee	477,114
Distribution and service fees	217,610
Sub-transfer agency fee	22,809
Directors' deferred compensation plan	874,825
Accrued expenses	772,002
Total liabilities	$ 29,406,504
Net Assets	$4,693,999,050
Sources of Net Assets
Paid-in capital	$ 2,857,771,995
Distributable earnings	1,836,227,055
Total	$4,693,999,050
Class A Shares
Net Assets	$ 686,372,733
Shares Outstanding	17,920,677
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 38.30
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 40.21
Class C Shares
Net Assets	$ 84,005,182
Shares Outstanding	2,347,581
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 35.78
Class I Shares
Net Assets	$ 2,916,730,947
Shares Outstanding	74,082,230
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 39.37
18
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Statement of Assets and Liabilities — continued

September 30, 2021
Class R6 Shares
Net Assets	$1,006,890,188
Shares Outstanding	25,585,309
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 39.35

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
19
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Statement of Operations

Year Ended
September 30, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $4,079)	$ 50,977,328
Dividend income - affiliated issuers	12,021
Securities lending income, net	63,833
Total investment income	$ 51,053,182
Expenses
Investment advisory fee	$ 4,839,106
Administrative fee	4,839,106
Distribution and service fees:
Class A	1,456,702
Class C	750,253
Directors' fees and expenses	185,914
Custodian fees	72,280
Transfer agency fees and expenses	2,036,010
Accounting fees	655,771
Professional fees	97,206
Registration fees	277,739
Reports to shareholders	96,854
Miscellaneous	108,330
Total expenses	$ 15,415,271
Waiver and/or reimbursement of expenses by affiliate	$ (3,943,221)
Net expenses	$ 11,472,050
Net investment income	$ 39,581,132
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 21,623,870
Investment securities - affiliated issuers	(2,619)
Net realized gain	$ 21,621,251
Change in unrealized appreciation (depreciation):
Investment securities	$ 905,790,423
Investment securities - affiliated issuers	1,647
Net change in unrealized appreciation (depreciation)	$905,792,070
Net realized and unrealized gain	$927,413,321
Net increase in net assets from operations	$966,994,453
20
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 39,581,132	$ 31,057,023
Net realized gain (loss)	21,621,251	(14,280,388)
Net change in unrealized appreciation (depreciation)	905,792,070	480,345,058
Net increase in net assets from operations	$ 966,994,453	$ 497,121,693
Distributions to shareholders:
Class A	$ (3,800,485)	$ (3,274,673)
Class C	(62,119)	(222,608)
Class I	(20,592,190)	(14,798,820)
Class R6	(7,099,150)	(5,027,931)
Total distributions to shareholders	$ (31,553,944)	$ (23,324,032)
Capital share transactions:
Class A	$ 128,167,820	$ 33,268,354
Class C	4,972,772	(6,144,840)
Class I	499,781,280	389,711,456
Class R6	177,387,699	126,114,763
Net increase in net assets from capital share transactions	$ 810,309,571	$ 542,949,733
Net increase in net assets	$1,745,750,080	$1,016,747,394
Net Assets
At beginning of year	$ 2,948,248,970	$ 1,931,501,576
At end of year	$4,693,999,050	$2,948,248,970
21
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Financial Highlights

	Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 29.75	$ 24.79	$ 24.66	$ 21.41	$ 18.80
Income (Loss) From Operations
Net investment income(1)	$ 0.28	$ 0.30	$ 0.29	$ 0.27	$ 0.30
Net realized and unrealized gain	8.53	4.91	0.69	3.46	2.95
Total income from operations	$ 8.81	$ 5.21	$ 0.98	$ 3.73	$ 3.25
Less Distributions
From net investment income	$ (0.26)	$ (0.25)	$ (0.22)	$ (0.25)	$ (0.22)
From net realized gain	—	—	(0.63)	(0.23)	(0.42)
Total distributions	$ (0.26)	$ (0.25)	$ (0.85)	$ (0.48)	$ (0.64)
Net asset value — End of year	$ 38.30	$ 29.75	$ 24.79	$ 24.66	$ 21.41
Total Return(2)	29.75%	21.18%	4.33%	17.67%	17.71%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$686,373	$424,771	$321,690	$291,891	$264,814
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.59%	0.60%	0.62%	0.65%	0.70%
Net expenses	0.49%	0.49%	0.51%	0.54%	0.54%
Net investment income	0.77%	1.14%	1.24%	1.19%	1.51%
Portfolio Turnover	10%	10%	17%	28%	31%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
22
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 27.82	$ 23.21	$ 23.16	$ 20.16	$ 17.71
Income (Loss) From Operations
Net investment income(1)	$ 0.01	$ 0.10	$ 0.11	$ 0.09	$ 0.15
Net realized and unrealized gain	7.98	4.60	0.64	3.26	2.78
Total income from operations	$ 7.99	$ 4.70	$ 0.75	$ 3.35	$ 2.93
Less Distributions
From net investment income	$ (0.03)	$ (0.09)	$ (0.07)	$ (0.12)	$ (0.06)
From net realized gain	—	—	(0.63)	(0.23)	(0.42)
Total distributions	$ (0.03)	$ (0.09)	$ (0.70)	$ (0.35)	$ (0.48)
Net asset value — End of year	$ 35.78	$ 27.82	$ 23.21	$ 23.16	$ 20.16
Total Return(2)	28.73%	20.30%	3.55%	16.79%	16.85%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$84,005	$61,503	$57,167	$61,814	$51,301
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.34%	1.35%	1.38%	1.40%	1.50%
Net expenses	1.24%	1.24%	1.26%	1.29%	1.29%
Net investment income	0.03%	0.40%	0.49%	0.44%	0.77%
Portfolio Turnover	10%	10%	17%	28%	31%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
23
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 30.56	$ 25.46	$ 25.29	$ 21.94	$ 19.26
Income (Loss) From Operations
Net investment income(1)	$ 0.38	$ 0.38	$ 0.36	$ 0.36	$ 0.38
Net realized and unrealized gain	8.75	5.03	0.72	3.54	3.03
Total income from operations	$ 9.13	$ 5.41	$ 1.08	$ 3.90	$ 3.41
Less Distributions
From net investment income	$ (0.32)	$ (0.31)	$ (0.28)	$ (0.32)	$ (0.31)
From net realized gain	—	—	(0.63)	(0.23)	(0.42)
Total distributions	$ (0.32)	$ (0.31)	$ (0.91)	$ (0.55)	$ (0.73)
Net asset value — End of year	$ 39.37	$ 30.56	$ 25.46	$ 25.29	$ 21.94
Total Return(2)	30.07%	21.45%	4.68%	18.06%	18.17%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,916,731	$1,831,859	$1,143,304	$920,394	$544,751
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.34%	0.35%	0.37%	0.41%	0.35%
Net expenses	0.24%	0.24%	0.22%	0.19%	0.19%
Net investment income	1.02%	1.38%	1.52%	1.53%	1.87%
Portfolio Turnover	10%	10%	17%	28%	31%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
24
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Financial Highlights — continued

	Class R6
	Year Ended September 30,			Period Ended September 30,
	2021	2020	2019	2018 (1)
Net asset value — Beginning of period	$ 30.55	$ 25.44	$ 25.28	$ 22.09
Income (Loss) From Operations
Net investment income(2)	$ 0.39	$ 0.39	$ 0.37	$ 0.37
Net realized and unrealized gain	8.74	5.04	0.72	3.37
Total income from operations	$ 9.13	$ 5.43	$ 1.09	$ 3.74
Less Distributions
From net investment income	$ (0.33)	$ (0.32)	$ (0.30)	$ (0.32)
From net realized gain	—	—	(0.63)	(0.23)
Total distributions	$ (0.33)	$ (0.32)	$ (0.93)	$ (0.55)
Net asset value — End of period	$ 39.35	$ 30.55	$ 25.44	$ 25.28
Total Return(3)	30.12%	21.55%	4.70%	17.21% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,006,890	$630,116	$409,341	$172,944
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.29%	0.30%	0.32%	0.35% (6)
Net expenses	0.19%	0.19%	0.19%	0.19% (6)
Net investment income	1.07%	1.43%	1.55%	1.58% (6)
Portfolio Turnover	10%	10%	17%	28% (7)

(1)	For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	For the year ended September 30, 2018.
25
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Large-Cap Core Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Core Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
26

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 4,685,168,576(1)	$ —	$ —	$ 4,685,168,576
Short-Term Investments:
Affiliated Fund	—	9,662,127	—	9,662,127
Securities Lending Collateral	5,700,806	—	—	5,700,806
Total Investments	$4,690,869,382	$9,662,127	$ —	$4,700,531,509

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.12% of the Fund's average daily net assets and is payable monthly. For the year ended September 30, 2021, the investment advisory fee amounted to $4,839,106. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
27

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49%, 1.24%, 0.24% and 0.19% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, CRM waived or reimbursed expenses of $3,943,221.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $4,839,106.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2021 amounted to $1,456,702 and $750,253 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $154,067 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2021. The Fund was also informed that EVD received $242 and $9,211 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through September 30, 2021 in the amount of $17,899.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $131,756 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, the Fund’s allocated portion of the Advisory Council compensation and fees was $3,576, which is included in miscellaneous expense on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,207,522,456 and $387,318,548, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Year Ended September 30,
	2021	2020
Ordinary income	$31,553,944	$23,324,032
28

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

During the year ended September 30, 2021, distributable earnings was decreased by $3,103,425 and paid-in capital was increased by $3,103,425 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 28,241,478
Undistributed long-term capital gains	12,303,235
Net unrealized appreciation	1,795,682,342
Distributable earnings	$1,836,227,055
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,904,849,167
Gross unrealized appreciation	$ 1,821,013,579
Gross unrealized depreciation	(25,331,237)
Net unrealized appreciation	$1,795,682,342
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2021, the total value of securities on loan was $26,285,426 and the total value of collateral received was $27,241,292, comprised of cash of $5,700,806 and U.S. government and/or agencies securities of $21,540,486.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$5,700,806	$ —	$ —	$ —	$5,700,806
The carrying amount of the liability for deposits for securities loaned at September 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021.
29

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2021. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.
7  Affiliated Funds
At September 30, 2021, the value of the Fund’s investment in affiliated funds was $9,662,127, which represents 0.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$16,901,268	$720,169,148	$(727,407,317)	$(2,619)	$1,647	$9,662,127	$12,021	9,661,161
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,909,482	$ 209,059,537	4,087,288	$ 104,146,002
Reinvestment of distributions	107,500	3,517,405	118,417	3,066,997
Shares redeemed	(2,524,019)	(89,539,386)	(2,957,537)	(75,256,968)
Converted from Class C	151,812	5,130,264	52,792	1,312,323
Net increase	3,644,775	$ 128,167,820	1,300,960	$ 33,268,354
Class C
Shares sold	699,153	$ 23,406,159	365,695	$ 8,930,208
Reinvestment of distributions	1,916	58,943	7,940	193,407
Shares redeemed	(402,202)	(13,362,066)	(569,205)	(13,956,132)
Converted to Class A	(162,282)	(5,130,264)	(56,292)	(1,312,323)
Net increase (decrease)	136,585	$ 4,972,772	(251,862)	$ (6,144,840)
30

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Notes to Financial Statements — continued

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class I
Shares sold	31,248,152	$1,133,655,906	26,877,058	$ 711,674,434
Reinvestment of distributions	587,791	19,732,152	536,599	14,246,696
Shares redeemed	(17,687,899)	(653,606,778)	(12,391,457)	(336,209,674)
Net increase	14,148,044	$ 499,781,280	15,022,200	$ 389,711,456
Class R6
Shares sold	10,295,941	$ 377,654,588	10,109,378	$ 272,935,432
Reinvestment of distributions	182,682	6,127,146	169,858	4,504,630
Shares redeemed	(5,521,831)	(206,394,035)	(5,743,149)	(151,325,299)
Net increase	4,956,792	$ 177,387,699	4,536,087	$ 126,114,763
9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
10  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
31

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Large-Cap Core Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Core Responsible Index Fund (the "Fund") (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and changes in its net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years or periods ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
32

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Fund designates approximately $19,071,345, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2021 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $13,278,095 or, if subsequently determined to be different, the net capital gain of such year.
33

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member's retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
35

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
36

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

37

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
38

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
39

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24187     9.30.21

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2020 and September 30, 2021 by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	9/30/20	%*	9/30/21	%*
Audit Fees	$113,105	0%	$111,000	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$19,600	0%	$19,600	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$132,705	0%	$130,600	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)     The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f)     Not applicable.

(g)     Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/20		Fiscal Year ended 9/30/21
$	%*	$	%*
$19,600	0%	$19,600	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(h)     The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a)     The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)     There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(a)(3)	Not applicable.

(a)(4)	Change in Independent Accountant.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT RESPONSIBLE INDEX SERIES, INC.

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 22, 2021

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 22, 2021